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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22680

Ultimus Managers Trust
(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, Ohio	45246
(Address of principal executive offices)	(Zip code)

Frank L. Newbauer, Esq.

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246
(Name and address of agent for service)

Registrant's telephone number, including area code:	(513) 587-3400

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

APEXcm SMALL/MID-CAP GROWTH FUND

(APSGX)

Annual Report

May 31, 2016

APEXcm SMALL/MID-CAP GROWTH FUND LETTER TO SHAREHOLDERS	May 31, 2016

Dear APEXcm Small/Mid-Cap Growth Fund Shareholder:

For the year ended May 31, 2016, the APEX Small/Mid-Cap Growth Fund (the “Fund”) returned -11.34% (net of fees). For the same period, the benchmark, the Russell 2500 Growth Index (the “Index”) returned -7.31%. During this period of high volatility (represented by a compounding gyration between risk-on/risk-off influences which produced two corrections in excess of 10% in a six- month time frame), markets have been driven more by macroeconomic and policy factors than by specific company considerations. Our long-term, consistent process (driven by our demonstrated philosophy below) has seen performance challenged during this one-year cycle. Although the Fund did not commence operations until June 29, 2012, we thought it was important to highlight the fact that the firm has been managing assets using this same strategy for over 16 years and has navigated our clients through tough markets before. As all long-term investors know, styles and philosophies have historically gone in cycles and factors tend to be cyclical in nature, with the course-plotting process providing the guidance to change paths quickly if need be. While we are disappointed in our short-term performance and continue to challenge our assumptions, we remain steadfast in our process that has endured many different market climates. We believe maintaining this longer view, across market cycles, continues to be the prudent approach.

APEX PHILOSOPHY

We believe that the best way to provide value-added returns is to identify companies that exhibit certain favorable fundamental advantages and benefit from secular growth trends, allowing us to structure the portfolio in high-conviction areas of longer-term sustainable growth. Embedded in our portfolio construction is the recognition of companies at different stages of their growth cycle, which we designate as “stable” and “emerging” growth stocks. We believe that having the spectrum of growth companies that are truly innovative and growing rapidly, combined with established growth companies, can provide relative stability while allowing the opportunity to drive outperformance versus our benchmark and peers over time. In addition, we believe the SMID style provides the opportunity to invest in higher growth companies and capture a longer period of growth as these companies mature.

MARKET ENVIRONMENT

As previously mentioned, macroeconomic events have driven a significant increase in volatility in the financial markets. The change really started last summer. As China moved to devalue their currency (in an effort to increase the competitiveness of their economy), the U.S. approached a telegraphed rate increase by the Federal Reserve (which helped drive the U.S. dollar stronger). The eventual increase in rates by the Federal Reserve in December brought an end to seven years of unprecedented monetary easing, which had helped fuel a global commodity bubble and stoked fears about the fate of emerging market countries (which had issued enormous debt

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denominated in U.S. dollars). Commodity-related investment tumbled globally along with the slowdown in China and a corresponding capital flight from China and other emerging markets. Although the level of the advance in the U.S. dollar has waned and commodity prices and China have stabilized, it is unclear whether the heavy intervention by the Central Banks has provided enough buoyancy to lift the economies out of the malaise. What is clear is a high level of distortion and uncertainty with the unprecedented unknown in the new reality of negative interest rates and competitive currency devaluations. What continues to frustrate the market is the inability of the U.S. economy to meaningfully accelerate its pace to a level that can drive quality earnings growth, which has, in turn, put a damper on business investment. Indeed, quarterly U.S. corporate profits have been declining on a year-to-year basis since late 2015, with much of the weakness traced to the effect of low oil prices and a strong dollar. Although there are always clouds on the horizon, a strong case can be made for continued expansion, as healthy labor markets and strong wage growth are allowing consumer spending to climb at a solid pace following a winter slowdown.

FUND PERFORMANCE FOR THE YEAR ENDED MAY 31, 2016

The Fund benefitted from strong stock selection relative to the Index within Energy and Financials, adding approximately 1% to performance. Overall stock selection was negative by approximately 2% as all other sectors, especially Industrials, Health Care, Consumer Discretionary, Materials and Information Technology marred performance by an approximate 3%.

Sector allocation detracted 2% from performance. Given the volatility within the sectors, our slight overweight in the two worst performing sectors (Energy and Health Care) lessened performance by 1%. As noted, the volatility and sector leadership has emerged numerous times throughout this year. One of the key factors that has changed is the performance of companies exposed to higher growth and momentum, which are often denoted as our “emerging growth companies.” This change is reflected in the underlying breakout of the Index. Although the decline in the Index of 7.31% is challenging enough, the dispersion between companies exhibiting less earnings volatility and stable characteristics (Russell 2500 Growth Defensive (+3.51%)) and those companies with more volatile earnings, higher growth and momentum characteristics (Russell 2500 Growth Dynamic (-12.51%)), was unusually high at negative 16%. Although we had some excellent stock selection during this one-year period, several of our higher growth and secular focused companies performed even worse.

PERFORMANCE OBSERVATIONS FOR THE YEAR ENDED MAY 31, 2016

Information Technology

Technology is an excellent example of the volatility witnessed in this market environment. Our overweight slightly benefitted portfolio performance and our stock selection detracted from performance by 0.74%. Within the sector, our focus on the payments and processing trend produced three huge winners - Heartland Payments (+96%), Total

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System Services (+34%) and Global Payments (+22%), which were offset by business intelligence and cybersecurity high growth names such as Tableau (-55%), FireEye (-62%) and Verint Systems (-47%).

E-commerce and Internet Applications

We view usage and application of the internet as a key secular differentiator across verticals. Strong performance by Expedia (Consumer Discretionary) (+21%) and MarketAxess (Financials) (+59%) was offset by IAC/Interactive (Technology) (-25%) and Bitauto (Consumer Discretionary) (-69%).

Specialty Pharmaceutical and Biotechnology

Strong performance in Receptos (+40%) and Supernus (+37%) was mitigated by Ionis (-66%), Akorn (-35%) and Enanta (-40%).

These are just a few examples that highlight the challenge within this volatile environment where if a high growth name took one misstep, the fall was steep and swift. We continue to believe there is tremendous value in those businesses which have strong strategic importance in some of these higher secular growth opportunities.

OUTLOOK

At Apex, one of the foundations of our firm is focusing on the long-term sustainability of secular growth trends. During challenging times, we remain committed to the opportunities provided in such areas as payments and processing, consumer mobility, big data and cloud computing, cybersecurity, the millennial generation, personalized medicine and genomics, and energy independence. The U.S. economy is in the midst of one of the longest expansions on record, but not everything is positive. In fact, with low productivity and a challenging business investment, in many ways, the recovery feels like it never really took off. The impact of the global downturn during the last year has had a disproportionate effect on cyclical sectors such as Energy, Materials and Industrials, which have now turned into frontrunners in the 2016 market. However, we question the sustainability of their leadership. As we move towards the end of the first half of 2016, economic and company fundamental data has undeniably improved. We believe that although the recovery has been quite slow, it has been steady and should continue to move forward as the consumer sees the benefits of tighter labor markets and lower gas prices. The confluence of factors that yielded a challenging environment for our performance are often driven by short-term distortions which are likely to reverse in the future. These are always humbling phases; in a more virtuous cycle, we are confident our focus on company fundamentals and growth opportunities in areas of unmatched secular growth will continue to work its way back to the forefront. Roger Staubach once said, “Confidence doesn’t come out of nowhere. It’s a result of something ... hours and days and weeks and years of constant work and dedication.” We are confident and continue to work hard with a passionate belief that our process will achieve a level of excellence you have come to expect from the Apex Capital Management team.

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Lastly, as of June 1, 2016, the acquisition of Apex Capital Management was completed by Fiera US Holding Inc., a wholly-owned subsidiary of Fiera Capital Corporation. In connection with the acquisition, all assets of Apex, including its advisory contracts, have been assigned to Fiera Capital Inc. (“Fiera”), a wholly-owned subsidiary of Fiera US Holding Inc. The entire team has continued with Fiera with no change or disruption to the process or management of your entrusted assets. For marketing and branding purposes with respect to the Fund, Fiera expects to use the name Apex Capital Management for a period of time. We thank you for your continued confidence in the APEXcm Small/Mid Cap Growth Fund.

Sincerely,

Nitin N. Kumbhani
Vice Chairman and Chief of Growth Equity Strategies
Apex Capital Management
Fiera Capital Inc.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-888-575-4800.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please visit our website at www.apexcmfund.com or call 1-888-575-4800 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The APEXcm Small/Mid Cap Growth Fund is distributed by Ultimus Fund Distributors, LLC.

This Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Fund that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolio of the Fund, may be sold at any time and may no longer be held by the Fund. For a complete list of securities held by the Fund as of May 31, 2016, please see the Schedule of Investments section of the annual report. The opinions of the Adviser with respect to those securities may change at any time.

Statements in the Letter to Shareholders that reflect projections or expectations for future financial or economic performance of the Fund and the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to factors noted with such forward-looking statements include, without limitation, general economic conditions, such as inflation, recession, and interest rates. Past performance is not a guarantee of future results.

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APEXcm SMALL/MID-CAP GROWTH FUND
PERFORMANCE INFORMATION
May 31, 2016 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in APEXcm Small/Mid-Cap Growth Fund versus the Russell 2500TM Growth Index

Average Annual Total Returns For Periods Ended May 31, 2016
	1 Year	3 Years	Since Inception(b)
APEXcm Small/Mid-Cap Growth Fund(a)	(11.34%)	6.93%	12.02%
Russell 2500TM Growth Index	(7.31%)	8.89%	13.11%

(a)	The Fund’s total returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	The Fund commenced operations on June 29, 2012.

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APEXcm SMALL/MID-CAP GROWTH FUND
PORTFOLIO INFORMATION
May 31, 2016 (Unaudited)

Sector Diversification (% of Net Assets)

Top 10 Equity Holdings

Security Description	% of Net Assets
HD Supply Holdings, Inc.	2.3%
MercadoLibre, Inc.	2.2%
Medivation, Inc.	2.2%
First Republic Bank/CA	2.2%
Foot Locker, Inc.	2.1%
Align Technology, Inc.	1.9%
CBRE Group, Inc. - Class A	1.9%
Sabre Corporation	1.9%
Total System Services, Inc.	1.8%
Middleby Corporation (The)	1.8%

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APEXcm SMALL/MID-CAP GROWTH FUND SCHEDULE OF INVESTMENTS May 31, 2016
COMMON STOCKS — 97.1%	Shares	Value
Consumer Discretionary — 17.6%
Auto Components — 1.6%
Autoliv, Inc.	33,305	$4,083,526

Hotels, Restaurants & Leisure — 5.0%
China Lodging Group Ltd.	34,261	1,161,791
Dave & Buster's Entertainment, Inc. *	61,634	2,405,575
Dunkin' Brands Group, Inc.	55,383	2,397,530
Norwegian Cruise Line Holdings Ltd. *	78,890	3,661,285
Wyndham Worldwide Corporation	49,309	3,322,934
		12,949,115
Media — 1.0%
IMAX Corporation *	78,684	2,623,325

Multi-line Retail — 1.8%
Burlington Stores, Inc. *	75,611	4,563,880

Specialty Retail — 5.6%
Foot Locker, Inc.	97,195	5,435,144
Michaels Companies, Inc. (The) *	66,100	1,937,391
Signet Jewelers Ltd.	30,349	3,003,641
Williams-Sonoma, Inc.	78,340	4,155,154
		14,531,330
Textiles, Apparel & Luxury Goods — 2.6%
Carter's, Inc.	36,467	3,666,392
Skechers U.S.A., Inc. - Class A *	102,311	3,189,034
		6,855,426
Consumer Staples — 2.3%
Food Products — 2.3%
Hain Celestial Group, Inc. (The) *	61,626	3,046,789
WhiteWave Foods Company (The) *	64,462	2,878,228
		5,925,017
Energy — 2.9%
Energy Equipment & Services — 0.8%
Core Laboratories N.V.	15,904	1,928,360

Oil, Gas & Consumable Fuels — 2.1%
Cheniere Energy, Inc. *	67,895	2,181,466
Diamondback Energy, Inc. *	36,904	3,356,419
		5,537,885

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APEXcm SMALL/MID-CAP GROWTH FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 97.1% (Continued)	Shares	Value
Financials — 7.7%
Banks — 3.1%
Bank of the Ozarks, Inc.	59,141	$2,301,176
First Republic Bank/CA	78,555	5,688,168
		7,989,344
Capital Markets — 1.8%
Affiliated Managers Group, Inc. *	14,636	2,539,639
Interactive Brokers Group, Inc. - Class A	51,792	2,081,003
		4,620,642
Diversified Financial Services — 0.9%
MarketAxess Holdings, Inc.	17,269	2,416,624

Real Estate Management & Development — 1.9%
CBRE Group, Inc. - Class A *	163,823	4,890,117

Health Care — 24.0%
Biotechnology — 7.4%
Agios Pharamceuticals, Inc. *	13,056	730,483
Anacor Pharmaceuticals, Inc. *	18,704	1,857,307
Enanta Pharmaceuticals, Inc. *	78,193	1,918,074
Ionis Pharmaceuticals, Inc. *	77,187	1,751,373
Medivation, Inc. *	94,600	5,719,516
Momenta Pharmaceuticals, Inc. *	146,114	1,721,223
Ophthotech Corporation *	43,778	2,350,879
Radius Health, Inc. *	38,480	1,395,285
United Therapeutics Corporation *	14,891	1,773,071
		19,217,211
Health Care Equipment & Supplies — 4.7%
Align Technology, Inc. *	62,067	4,892,742
DexCom, Inc. *	54,680	3,526,313
IDEXX Laboratories, Inc. *	38,636	3,383,355
Tandem Diabetes Care, Inc. *	49,488	324,146
		12,126,556
Health Care Providers & Services — 3.2%
Centene Corporation *	68,566	4,275,090
Universal Health Services, Inc. - Class B	28,870	3,893,408
		8,168,498
Health Care Technology — 1.8%
Medidata Solutions, Inc. *	64,219	2,950,221
Veeva Systems, Inc. - Class A *	50,350	1,659,032
		4,609,253
Life Sciences Tools & Services — 1.4%
ICON plc *	53,015	3,734,377

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APEXcm SMALL/MID-CAP GROWTH FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 97.1% (Continued)	Shares	Value
Health Care — 24.0% (Continued)
Pharmaceuticals — 5.5%
Akorn, Inc. *	136,941	$4,093,166
Horizon Pharmaceutical plc *	92,893	1,600,546
Jazz Pharmaceuticals plc *	26,901	4,077,116
Prestige Brands Holdings, Inc. *	43,949	2,375,004
Supernus Pharmaceuticals, Inc. *	110,045	2,146,978
		14,292,810
Industrials — 12.2%
Aerospace & Defense — 0.7%
B/E Aerospace, Inc.	39,902	1,900,931

Airlines — 1.1%
Hawaiian Holdings, Inc. *	72,282	2,924,530

Machinery — 6.7%
Middleby Corporation (The) *	36,905	4,583,601
Nordson Corporation	44,199	3,844,429
Proto Labs, Inc. *	41,043	2,700,629
Wabtec Corporation	47,444	3,671,217
Xylem, Inc.	59,552	2,659,592
		17,459,468
Road & Rail — 1.4%
Old Dominion Freight Line, Inc. *	54,539	3,509,585

Trading Companies & Distributors — 2.3%
HD Supply Holdings, Inc. *	166,136	5,864,601

Information Technology — 28.4%
Communications Equipment — 2.8%
F5 Networks, Inc. *	39,774	4,383,095
Infinera Corporation *	213,567	2,799,863
		7,182,958
Electronic Equipment, Instruments & Components — 1.2%
Dolby Laboratories, Inc. - Class A	64,981	3,083,348

Internet Software & Services — 4.2%
IAC/InterActiveCorp	53,888	3,011,261
MercadoLibre, Inc.	42,608	5,815,992
YY, Inc. - ADR *	49,772	2,162,593
		10,989,846

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APEXcm SMALL/MID-CAP GROWTH FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 97.1% (Continued)	Shares	Value
Information Technology — 28.4% (Continued)
IT Services — 9.1%
Broadridge Financial Solutions, Inc.	63,565	$4,080,237
Gartner, Inc. *	33,554	3,409,757
Genpact Ltd. *	92,183	2,598,639
Global Payments, Inc.	48,798	3,791,094
Sabre Corporation	173,240	4,880,171
Total System Services, Inc.	87,441	4,695,582
		23,455,480
Semiconductors & Semiconductor Equipment — 2.8%
Advanced Energy Industries, Inc. *	55,025	2,100,304
Entegris, Inc. *	198,012	2,823,651
Power Integrations, Inc.	48,583	2,423,806
		7,347,761
Software — 8.3%
ACI Worldwide, Inc. *	127,620	2,636,629
BroadSoft, Inc. *	78,057	3,403,285
Fortinet, Inc. *	119,110	4,074,753
Guidewire Software, Inc. *	25,568	1,500,842
Manhattan Associates, Inc. *	42,140	2,778,290
Splunk, Inc.*	69,359	3,984,675
Tableau Software, Inc. - Class A *	58,422	3,005,228
		21,383,702
Materials — 2.0%
Containers & Packaging — 1.3%
Silgan Holdings, Inc.	65,537	3,351,562

Paper & Forest Products — 0.7%
KapStone Paper and Packaging Corporation	123,470	1,882,917

Total Common Stocks (Cost $249,586,779)		$251,399,985

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APEXcm SMALL/MID-CAP GROWTH FUND SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 2.8%	Shares	Value
Fidelity Institutional Money Market Portfolio - Class I, 0.33% (a) (Cost $7,185,749)	7,185,749	$7,185,749

Total Investments at Value — 99.9%(Cost $256,772,528)		$258,585,734

Other Assets in Excess of Liabilities — 0.1%		365,369

Net Assets — 100.0%		$258,951,103

ADR - American Depositary Receipt.
*	Non-income producing security.
(a)	The rate shown is the 7-day effective yield as of May 31, 2016.
See accompanying notes to financial statements.

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APEXcm SMALL/MID-CAP GROWTH FUND STATEMENT OF ASSETS AND LIABILITIES May 31, 2016
ASSETS
Investments in securities:
At acquisition cost	$256,772,528
At value (Note 2)	$258,585,734
Dividends receivable	128,679
Receivable for capital shares sold	592,900
Other assets	16,712
Total assets	259,324,025

LIABILITIES
Payable for capital shares redeemed	144,177
Payable to Adviser (Note 4)	186,190
Payable to administrator (Note 4)	2,256
Other accrued expenses and liabilities	40,299
Total liabilities	372,922

NET ASSETS	$258,951,103

NET ASSETS CONSIST OF:
Paid-in capital	$260,484,177
Accumulated net investment loss	(529,959)
Accumulated net realized losses from security transactions	(2,816,321)
Net unrealized appreciation on investments	1,813,206
NET ASSETS	$258,951,103

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	16,850,156

Net asset value, offering price and redemption price per share (Note 2)	$15.37

See accompanying notes to financial statements.

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APEXcm SMALL/MID-CAP GROWTH FUND STATEMENT OF OPERATIONS For the Year Ended May 31, 2016
INVESTMENT INCOME
Dividend income (net of foreign taxes of $5,309)	$1,614,622

EXPENSES
Investment advisory fees (Note 4)	2,576,530
Administration fees (Note 4)	255,747
Fund accounting fees (Note 4)	55,808
Registration and filing fees	42,540
Professional fees	35,753
Transfer agent fees (Note 4)	32,486
Custody and bank service fees	29,943
Excise tax	28,004
Compliance fees (Note 4)	27,781
Postage and supplies	11,554
Trustees' fees and expenses (Note 4)	9,795
Insurance expense	3,911
Other expenses	21,736
Total expenses	3,131,588
Less fee reductions by the Adviser (Note 4)	(398,226)
Excise tax reimbursed by the administrator	(28,004)
Net expenses	2,705,358

NET INVESTMENT LOSS	(1,090,736)

REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
Net realized losses from security transactions	(677,149)
Net change in unrealized appreciation (depreciation) on investments	(29,749,518)
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(30,426,667)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(31,517,403)

See accompanying notes to financial statements.

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APEXcm SMALL/MID-CAP GROWTH FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended May 31, 2016	Year Ended May 31, 2015
FROM OPERATIONS
Net investment loss	$(1,090,736)	$(704,526)
Net realized gains (losses) from security transactions	(677,149)	830,411
Net change in unrealized appreciation (depreciation) on investments	(29,749,518)	21,795,162
Net increase (decrease) in net assets resulting from operations	(31,517,403)	21,921,047

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains	(1,414,635)	—

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	149,542,431	154,037,822
Net asset value of shares issued in reinvestment of distributions to shareholders	1,277,590	—
Payments for shares redeemed	(99,682,011)	(23,690,438)
Net increase in net assets from capital share transactions	51,138,010	130,347,384

TOTAL INCREASE IN NET ASSETS	18,205,972	152,268,431

NET ASSETS
Beginning of year	240,745,131	88,476,700
End of year	$258,951,103	$240,745,131

ACCUMULATED NET INVESTMENT LOSS	$(529,959)	$(395,464)

CAPITAL SHARE ACTIVITY
Shares sold	9,569,552	9,429,777
Shares reinvested	81,740	—
Shares redeemed	(6,609,395)	(1,443,740)
Net increase in shares outstanding	3,041,897	7,986,037
Shares outstanding at beginning of year	13,808,259	5,822,222
Shares outstanding at end of year	16,850,156	13,808,259

See accompanying notes to financial statements.

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APEXcm SMALL/MID-CAP GROWTH FUND FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
	Year Ended May 31, 2016	Year Ended May 31, 2015	Year Ended May 31, 2014	Period Ended May 31, 2013(a)
Net asset value at beginning of period	$17.43	$15.20	$12.69	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.06)	(0.04)	(0.03)	0.04	(b)
Net realized and unrealized gains (losses) on investments	(1.92)	2.27	2.60	2.72
Total from investment operations	(1.98)	2.23	2.57	2.76

Less distributions:
From net investment income	—	—	—	(0.07)
From net realized gains	(0.08)	—	(0.06)	—
Total distributions	(0.08)	—	(0.06)	(0.07)

Net asset value at end of period	$15.37	$17.43	$15.20	$12.69

Total return (c)	(11.34%)	14.67%	20.26%	27.65	%(d)

Net assets at end of period (000's)	$258,951	$240,745	$88,477	$13,153

Ratios/supplementary data:
Ratio of total expenses to average net assets	1.21%	1.26%	1.49%	4.87	%(e)

Ratio of net expenses to average net assets (f)	1.05%	1.05%	1.05%	1.05	%(e)

Ratio of net investment income (loss) to average net assets (f)	(0.42%)	(0.48%)	(0.38%)	0.26	%(e)

Portfolio turnover rate	35%	58%	47%	18	%(d)

(a)	Represents the period from the commencement of operations (June 29, 2012) through May 31, 2013.
(b)	Calculated using weighted average shares outstanding during the period.
(c)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and/or reimbursed expenses (Note 4).

(d)	Not annualized.
(e)	Annualized.
(f)	Ratio was determined after advisory fee reductions and/or expense reimbursements (Note 4).
See accompanying notes to financial statements.

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APEXcm SMALL/MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
May 31, 2016

1. Organization

APEXcm Small/Mid-Cap Growth Fund (the “Fund”) is a diversified series of Ultimus Managers Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012. Other series of the Trust are not incorporated in this report. The Fund commenced operations on June 29, 2012.

The investment objective of the Fund is long-term capital growth.

2. Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Securities valuation – The Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. The Fund values its listed securities on the basis of the security’s last sale price on the security’s primary exchange, if available, otherwise at the exchange’s most recently quoted mean price. NASDAQ-listed securities are valued at the NASDAQ Official Closing Price. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with procedures established by and under the general supervision of the Board of Trustees (the “Board”). Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading. As a result, the prices of securities used to calculate the Fund’s net asset value (“NAV”) may differ from quoted or published prices for the same securities.

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APEXcm SMALL/MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2016:

	Level 1	Level 2	Level 3	Total
Common Stocks	$251,399,985	$—	$—	$251,399,985
Money Market Funds	7,185,749	—	—	7,185,749
Total	$258,585,734	$—	$—	$258,585,734

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by industry type. As of May 31, 2016, the Fund did not have any transfers between Levels. In addition, the Fund did not hold derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of May 31, 2016. It is the Fund’s policy to recognize transfers between Levels at the end of the reporting period.

Share valuation – The NAV per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the NAV per share.

Investment income – Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the appropriate country’s rules and tax rates.

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APEXcm SMALL/MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Security transactions – Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on a specific identification basis.

Common expenses – Common expenses of the Trust are allocated among the Fund and the other series of the Trust based on the relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Distributions to shareholders – The Fund will distribute to shareholders any net investment income dividends and net realized capital gains distributions at least once each year. The amount of such dividends and distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions are recorded on the ex-dividend date. The tax character of the Fund’s distributions paid during the years ended May 31, 2016 and May 31, 2015 was as follows:

Year Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
May 31, 2016	$353,659	$1,060,976	$1,414,635
May 31, 2015	$—	$—	$—

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

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APEXcm SMALL/MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The following information is computed on a tax basis for each item as of May 31, 2016:

Tax cost of portfolio investments	$256,901,562
Gross unrealized appreciation	$25,479,980
Gross unrealized depreciation	(23,795,808)
Net unrealized appreciation	1,684,172
Accumulated capital and other losses	(3,217,246)
Accumulated deficit	$(1,533,074)

The federal income tax cost of portfolio investments and the tax components of accumulated earnings may temporarily differ from the financial statement cost of portfolio investments and components of net assets (“book/tax difference”). These book/tax differences are due to the recognition of capital gains or losses under income tax regulations and GAAP, primarily due to the tax deferral of losses on wash sales.

Certain capital losses incurred after October 31, 2015 and within the current taxable year are deemed to arise on the first business day of the Fund’s following taxable year. For the year ended May 31, 2016, the Fund deferred until June 1, 2016, post-October capital losses in the amount of $2,687,287.

Qualified late year losses incurred after December 31, 2015 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year. For the year ended May 31, 2016, the Fund intends to defer $529,959 of late year ordinary losses to June 1, 2016 for federal income tax purposes.

For the year ended May 31, 2016, the Fund reclassified $1,097,623 of accumulated net realized losses against accumulated net investment loss and paid-in capital in the amounts of $956,241 and $141,382, respectively, on its Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between financial statement and income tax reporting requirements, had no effect on the Fund’s total net assets or NAV per share.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions for all open tax periods (periods ended May 31, 2013 through May 31, 2016) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Fund identifies its major tax jurisdiction as U.S. Federal.

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APEXcm SMALL/MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

3. Investment Transactions

During the year ended May 31, 2016, cost of purchases and proceeds from sales of investment securities, other than short-term investments, were $136,231,805 and $86,857,644, respectively.

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Fund’s investments are managed by Apex Capital Management, Inc. (the “Adviser”) pursuant to the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser an advisory fee, computed and accrued daily and paid monthly, at the annual rate of 1.00% of its average daily net assets.

Pursuant to an Expense Limitation Agreement (“ELA”) between the Fund and the Adviser, the Adviser has contractually agreed, until October 1, 2017, to reduce investment advisory fees and reimburse other operating expenses to limit total annual operating expenses of the Fund (exclusive of brokerage costs, taxes, interest, acquired fund fees and expenses, extraordinary expenses such as litigation and merger or reorganization costs, and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding 1.05% of the Fund’s average daily net assets. Accordingly, during the year ended May 31, 2016, the Adviser reduced its advisory fees in the amount of $398,226.

Under the terms of the ELA, investment advisory fee reductions and expense reimbursements by the Adviser are subject to recoupment by the Adviser for a period of three years after such fees and expenses were incurred, provided the recoupments do not cause total annual operating expenses of the Fund to exceed 1.05% of average daily net assets. As of May 31, 2016, the Adviser may seek recoupment of investment advisory fee reductions and expense reimbursements in the amount of $939,379 no later than the dates as stated below:

May 31, 2017	May 31, 2018	May 31, 2019
$223,293	$317,860	$398,226

Certain officers of the Fund are also officers of the Adviser.

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides fund administration, fund accounting, compliance and transfer agency services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Fund pays out-of-pocket expenses including but not limited to postage, supplies and costs of pricing the Fund’s portfolio securities.

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APEXcm SMALL/MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

Certain officers and a Trustee of the Trust are also officers of Ultimus and the Distributor.

TRUSTEE COMPENSATION

Each Trustee who is not an “interested person” of the Trust (“Independent Trustee”) receives from the Fund a fee of $500 for each Board meeting attended plus reimbursement of travel and other meeting-related expenses. In addition, each Independent Trustee also receives a $500 annual retainer from the Fund. Trustees affiliated with the Adviser or Ultimus are not compensated by the Trust for their services.

PRINICIPAL HOLDERS OF FUND SHARES

As of May 31, 2016, the following shareholders owned of record 5% or more of the outstanding shares of the Fund:

Name of Record Owner	% Ownership
UBS Financial Services, Inc. (for the benefit of its customers)	41%
Charles Schwab & Company, Inc. (for the benefit of its customers)	26%

A beneficial owner of 25% or more of a Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholder’s meeting.

5. Sector Risk

If a Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector, and therefore the value of the Fund’s portfolio will be adversely affected. As of May 31, 2016, the Fund had 28.4% of the value of its net assets invested in stocks within the Information Technology sector.

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APEXcm SMALL/MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

6. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

7. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events except as reflected in the following paragraph.

The Adviser, who served as investment adviser to the Fund since the Fund’s inception, was acquired on June 1, 2016 in a transaction (the “Transaction”) by Fiera US Holding, Inc. (“Fiera Holding”), a wholly-owned subsidiary of Fiera Capital Corporation. Under the 1940 Act, an investment advisory agreement automatically terminates upon an “assignment”. The closing of the Transaction was considered an “assignment” under applicable law. This resulted in termination of the original investment advisory agreement between the Adviser and the Trust. In anticipation of the closing of the Transaction, the Board of Trustees of the Trust (the “Board of Trustees”) met and approved an interim investment advisory agreement, which is substantially similar to the original investment advisory agreement, between Fiera Capital Inc. (a wholly-owned subsidiary of Fiera Holding) (“Fiera Capital”) (as successor to the Adviser) and the Trust on behalf of the Fund (the “Interim Advisory Agreement”) that became effective upon the closing of the Transaction. The Board of Trustees also approved a proposed new investment advisory agreement between Fiera Capital and the Trust, on behalf of the Fund (the “New Investment Advisory Agreement”). Under the 1940 Act, the New Advisory Agreement requires shareholder approval in order to become effective. The Interim Advisory Agreement terminates upon the earlier of 150 days from the date of its effectiveness or upon the date the New Investment Advisory agreement is approved by the shareholders of the Fund. Therefore, the Board of Trustees will be submitting the New Advisory Agreement to a vote of the shareholders of the Fund.

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APEXcm SMALL/MID-CAP GROWTH FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Ultimus Managers Trust
and the Shareholders of APEXcm Small/Mid Cap Growth Fund

We have audited the accompanying statement of assets and liabilities of APEXcm Small/Mid Cap Growth Fund (the “Fund”), a series of shares of beneficial interest in Ultimus Managers Trust, including the schedule of investments, as of May 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and for the period June 29, 2012 (commencement of operations) through May 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2016 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of APEXcm Small/Mid Cap Growth Fund as of May 31, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the three-year period then ended and for the period June 29, 2012 to May 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
July 28, 2016

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APEXcm SMALL/MID-CAP GROWTH FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (December 1, 2015) and held until the end of the period (May 31, 2016).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

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APEXcm SMALL/MID-CAP GROWTH FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

More information about the Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Expenses Paid During Period*
Based on Actual Fund Return	$ 1,000.00	$ 946.90	$ 5.11
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,019.75	$ 5.30

*

Expenses are equal to the Fund’s annualized net expense ratio of 1.05% for the period, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-575-4800, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-888-575-4800, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-888-575-4800. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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APEXcm SMALL/MID-CAP GROWTH FUND
FEDERAL TAX INFORMATION (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized capital gains made by the Fund during the fiscal year ended May 31, 2016. Certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%. The Fund intends to designate up to a maximum amount of $353,659 as taxed at a maximum rate of 23.8%. Additionally, the Fund intends to designate up to a maximum amount of $1,060,976 as a long-term capital gain distribution. For the fiscal year ended May 31, 2016, 100% of the dividends paid from ordinary income by the Fund qualified for the dividends received deduction for corporations.

As required by federal regulations, complete information was computed and reported in conjunction with your 2015 form 1099-DIV.

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APEXcm SMALL/MID-CAP GROWTH FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited)

The Board of Trustees has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. Unless otherwise noted, each Trustee’s and officer’s address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. The following are the Trustees and executive officers of the Fund:

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Interested Trustees:
Robert G. Dorsey* Year of Birth: 1957	Since February 2012	Trustee (February 2012 to present) President (June 2012 to October 2013)	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC (1999 to present)	21	None
Independent Trustees:
Janine L. Cohen Year of Birth: 1952	Since January 2016	Trustee	Retired since 2013; Chief Financial Officer from 2004 to 2013 and Chief Compliance Officer from 2008 to 2013 at AER Advisors, Inc.	21	None
David M. Deptula Year of Birth: 1958	Since June 2012	Trustee	Vice President of Legal and Special Projects at Dayton Freight Lines, Inc. since 2016; Vice President of Tax Treasury at Standard Register Inc. (formerly The Standard Register Company) from 2011 to 2016	21	None

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APEXcm SMALL/MID-CAP GROWTH FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Name and Year of Birth	Length Of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Independent Trustees (Continued):
John J. Discepoli Year of Birth: 1963	Since June 2012	Chairman (June 2016 to present) Trustee (June 2012 to present)	Owner of Discepoli Financial Planning, LLC (personal financial planning company) since 2004	21	None

*

Mr. Dorsey is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act because of his relationship with the Trust’s administrator, transfer agent and distributor.

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
Nitin N. Kumbhani 10050 Innovation Drive, Suite 120 Miamisburg, Ohio 45342 Year of Birth: 1948	Since June 2012	Principal Executive Officer of APEXcm Small/Mid-Cap Growth Fund	Vice Chairman and Chief of Growth Equity Strategies, Fiera Capital, Inc. (June 2016 to present); President and Chief Investment Officer of Apex Capital Management, Inc. (1987 to May 2016)
Michael Kalbfleisch 10050 Innovation Drive, Suite 120 Miamisburg, Ohio 45342 Year of Birth: 1959	Since June 2012	Vice President of APEXcm Small/Mid-Cap Growth Fund	Senior Vice President and Portfolio Manager, Fiera Capital, Inc. (June 2016 to present); Vice President and Chief Compliance Officer of Apex Capital Management, Inc. (2001 to May 2016)
David R. Carson Year of Birth: 1958	Since April 2013	President (October 2013 to present) Vice President (April 2013 to October 2013)

Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC (2013 to present); Chief Compliance Officer, FSI LBAR Fund (2013 to present), The Huntington Funds (2005 to 2013), The Flex-Funds (2006 to 2011), Meeder Financial (2007 to 2011), Huntington Strategy Shares (2012 to 2013), and Huntington Asset Advisors (2013); Vice President, Huntington National Bank (2001 to 2013)

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APEXcm SMALL/MID-CAP GROWTH FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers (Continued):
Jennifer L. Leamer Year of Birth: 1976	Since April 2014	Treasurer (October 2014 to present) Assistant Treasurer (April 2014 to October 2014)	V.P., Mutual Fund Controller of Ultimus Fund Solutions, LLC (2014 to present); Business Analyst of Ultimus Fund Solutions, LLC (2007 to 2014)
Bo J. Howell Year of Birth: 1981	Since October 2014	Secretary (April 2015 to present) Assistant Secretary (October 2014 to April 2015)

V.P., Director of Fund Administration for Ultimus Fund Solutions, LLC (2014 to present); Counsel – Securities and Mutual Funds for Western & Southern Financial Group (2012 to 2014); U.S. Securities and Exchange Commission, Senior Counsel (2009 to 2012)

Charles C. Black Year of Birth: 1979	Since April 2015	Chief Compliance Officer (January 2016 to present) Assistant Chief Compliance Officer (April 2015 to January 2016)

Senior Compliance Officer of Ultimus Fund Solutions, LLC (2015 to present); Senior Compliance Manager for Touchstone Mutual Funds (2013 to 2015); Senior Compliance Manager for Fund Evaluation Group (2011 to 2013); Regulatory Administration Specialist for JPMorgan Chase Bank (2006 to 2011)

Additional information about members of the Board and executive officers is available in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-888-575-4800.

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APEXcm SMALL/MID-CAP GROWTH FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

The Board of Trustees (the “Board”), including the Independent Trustees voting separately, has reviewed and approved the Fund’s Investment Advisory Agreement with Apex Capital Management, Inc. (the “Adviser”) for an additional annual term. Approval took place at an in-person meeting held on April 25-26, 2016, at which all of the Trustees were present.

In the course of their deliberations, the Board was advised by legal counsel. The Board received and reviewed a substantial amount of information provided by the Adviser in response to requests of the Board and counsel.

In considering the Investment Advisory Agreement and reaching their conclusions with respect thereto, the Board reviewed and analyzed various factors that they determined were relevant, including the factors described below.

The nature, extent, and quality of the services provided by the Adviser. In this regard, the Board reviewed the services being provided by the Adviser to the Fund including, without limitation, its investment advisory services since the Fund’s inception, the Adviser’s compliance policies and procedures, and its efforts to promote the Fund and assist in its distribution. The Board also noted that a principal of the Adviser serves as the Fund’s Principal Executive Officer without additional compensation. After reviewing the foregoing information and further information regarding the Adviser’s business, the Board concluded that the quality, extent, and nature of the services provided by the Adviser were satisfactory and adequate for the Fund.

The investment performance of the Fund. In this regard, the Board compared the performance of the Fund with the performance of its benchmark index and related Morningstar category. The Board also considered the consistency of the Adviser’s management with the Fund’s investment objective and policies. The Board noted that while relative to its peers group and funds of similar size and structure in the Fund’s Morningstar category (Mid Cap Growth, True No Load, $100 million to $500 million), the Fund had underperformed the peer group’s and Morningstar category’s average and median for the one and three year periods, the Adviser had provided a reasonable explanation for the differences in performance. Following discussion of the investment performance of the Fund, the Adviser’s experience in managing mutual funds, its historical investment performance, and other factors, the Board concluded that the investment performance of the Fund has been satisfactory.

The costs of the services provided and profits realized by the Adviser and its affiliates from its relationship with the Fund. In this regard, the Board considered the Adviser’s staffing, personnel, and methods of operations; the education and experience of its personnel; compliance program, policies, and procedures; financial condition and the level of commitment to the Fund, and, generally, the Adviser’s advisory business; the asset level of the Fund; the overall expenses of the Fund, including the advisory

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APEXcm SMALL/MID-CAP GROWTH FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

fee; and the differences in fees and services to the Adviser’s other similar clients that may be similar to the Fund. The Board considered the Adviser’s Expense Limitation Agreement (the “ELA”) with the Fund, and considered the Adviser’s current and past fee reductions and expense reimbursements for the Fund. The Board further took into account Apex’s commitment to continue the ELA for the Fund until at least October 1, 2017.

The Board also considered potential benefits for the Adviser in managing the Fund, including promotion of the Adviser’s name and the potential for it to receive research, statistical, or other services from the Fund’s trades. The Board compared the Fund’s advisory fee and overall expense ratio to the average advisory fees and average expense ratios for its peer group and the Morningstar category. The Board noted that the 1.00% advisory fee was above the average and the median for the Fund’s peer group and Morningstar category, but was less than the highest advisory fee among its peer group and Morningstar category. The Board further noted that the Fund’s overall annual expense ratio of 1.05% is lower than the Morningstar category’s average expense ratio, but higher than the category’s median expense ratio and was higher than its peer group’s average and median expense ratio. The Board also compared the fees paid by the Fund to the fees paid by other clients of the Adviser, and considered the similarities and differences of services received by such other clients as compared to the service provided to the Fund. Following these comparisons and upon further consideration and discussion of the foregoing, the Board concluded that the advisory fee paid to the Adviser by the Fund is fair and reasonable.

The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors. In this regard, the Board considered that the Fund’s fee arrangements with the Adviser involve both the advisory fee and the ELA. The Board determined that while the advisory fee remained the same as asset levels increased, the shareholders of the Fund have experienced benefits from the ELA and will continue to experience benefits from the ELA until the Fund’s assets grow to a level where its expenses otherwise fall below the expense limit. Following further discussion of the Fund’s asset level, expectations for growth, and level of fees, the Board determined that the Fund’s fee arrangements with the Adviser would continue to provide benefits. The Board also determined that the fee arrangements were fair and reasonable given the Fund’s projected asset levels for the next year.

Brokerage and portfolio transactions. In this regard, the Board considered the Adviser’s trading policies, procedures, and performance in seeking best execution for the Fund. The Board also considered the historical portfolio turnover rate for the Fund; the process by which evaluations are made of the overall reasonableness of

31

APEXcm SMALL/MID-CAP GROWTH FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

commissions paid; the method and basis for selecting and evaluating the broker-dealers used; any anticipated allocation of portfolio business to persons affiliated with the Adviser; and the extent to which the Fund’s trades are allocated to soft-dollar arrangements. After further review and discussion, the Board determined that the Adviser’s practices regarding brokerage and portfolio transactions were satisfactory.

Possible conflicts of interest. In evaluating the possibility for conflicts of interest, the Board considered such matters as the experience and abilities of the advisory personnel assigned to the Fund, the Adviser’s process for allocating trades among its different clients, and the substance and administration of the Adviser’s code of ethics. Following further consideration and discussion, the Board found that the Adviser’s standards and practices relating to the identification and mitigation of potential conflicts of interests were satisfactory.

Conclusion

After full consideration of the above factors as well as other factors, the Board unanimously concluded that continuance of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

Interim and New Investment Advisory Agreement

The Adviser was acquired on June 1, 2016 in a transaction (the “Transaction”) by Fiera US Holding Inc. (“Fiera Holding”) a wholly-owned subsidiary of Fiera Capital Corporation. Under the Investment Company Act of 1940, as amended (“Investment Company Act”), an investment advisory agreement automatically terminates upon an “assignment”. The closing of the Transaction was considered an “assignment” under applicable law. This resulted in termination of the original investment advisory agreement between the Adviser and the Trust. In anticipation of the closing of the Transaction, the Board approved an interim investment advisory agreement, which is substantially similar to the original investment advisory agreement, between Fiera Capital Inc. (a wholly-owned subsidiary of Fiera Holding) (“Fiera Capital”) (as successor to the Adviser) and the Trust on behalf of the Fund (the “Interim Advisory Agreement”) that became effective upon the closing of the Transaction. The Board of Trustees also approved a proposed new investment advisory agreement between Fiera Capital and the Trust, on behalf of the Fund (the “New Investment Advisory Agreement”), which must be approved by the shareholders of the Fund at a meeting called for that purpose.

In the course of their deliberations, the Board was advised by legal counsel. The Board received and reviewed a substantial amount of information provided by the Adviser, Fiera Holding and Fiera Capital in response to requests of the Board and counsel.

32

APEXcm SMALL/MID-CAP GROWTH FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

In considering the Interim Advisory Agreement and the New Investment Advisory Agreement and reaching their conclusions with respect thereto, the Board reviewed and analyzed various factors that they determined were relevant, including the factors described below.

The nature, extent, and quality of the services to be provided by Fiera Capital. In this regard, the Board reviewed the services being provided by the current portfolio management team to the Fund including, without limitation, the investment advisory services since the Fund’s inception, and their efforts to promote the Fund and assist in its distribution. The Board also considered Fiera Capital’s proposed services to the Fund including, without limitation, Fiera Capital’s procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objective and limitations; proposed marketing and distribution efforts; and Fiera Capital’s compliance procedures and practices. The Board considered representations by the Adviser and Fiera Capital that no changes are anticipated in the portfolio management team or investment approach as a result of the Transaction. The Board also noted that the principal at the Adviser serving as the Fund’s Principal Executive Officer has agreed to continuing serving in such a role without additional compensation. After reviewing the foregoing information and further information regarding Fiera Capital’s business, the Board concluded that the quality, extent, and nature of the services to be provided by Fiera Capital were satisfactory and adequate for the Fund.

The investment management capabilities and experience of Fiera Capital. In this regard, the Board considered the representations by the Adviser and Fiera Capital that the portfolio management team at the Adviser providing investment management services to the Fund is expected to remain at Fiera Capital and will continue providing the same management services to the Fund after the closing of the Transaction. The Board also considered the investment management experience of other personnel at Fiera Capital. After consideration of these and other factors, the Board determined that Fiera Capital will have the requisite experience to serve as investment adviser for the Fund.

The investment performance of the Fund. In this regard, the Board compared the performance of the Fund with the performance of its benchmark index and related Morningstar category. The Board also considered the consistency of the Adviser’s management with the Fund’s investment objective and policies and representations by the Adviser and Fiera Capital that no anticipated changes to the Fund’s portfolio management team is expect as a result of the Transaction. The Board noted that while relative to its peer group and funds of similar size and structure in the Fund’s Morningstar category (Mid Cap Growth, True No Load, $100 million to $500 million), the Fund had underperformed the peer groups’ and the Morningstar category’s

33

APEXcm SMALL/MID-CAP GROWTH FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

average and median for the one and three year periods, the Fund’s portfolio management team had provided a reasonable explanation for the differences in performance. Following discussion of the investment performance of the Fund, the experience of Fiera Capital and the Fund’s portfolio management team in managing mutual funds, and other factors, the Board concluded that the investment performance of the Fund has been satisfactory.

The costs of the services to be provided and profits to be realized by Fiera Capital and its affiliates from its relationship with the Fund. In analyzing the cost of services and potential profitability of Fiera Capital from its relationship with the Fund, the Board considered that the Transaction would result in no changes to the advisory fee charged to the Fund under the New Advisory Agreement and that the Fund would pay the same advisory fee it currently pays under the existing investment advisory agreement. Further, the Board noted that Fiera Capital has agreed to a new expense limitation agreement (“New ELA”) substantially similar to the existing expense limitation agreement with the Adviser and Fiera Capital’s commitment to continue the New ELA for the Fund until at least October 1, 2017. The Board also considered Fiera Capital’s proposed staffing, personnel, and methods of operations; the education and experience of its personnel; compliance program, policies, and procedures; financial condition and the level of commitment to the Fund, and, generally, Fiera Capital’s advisory business; the asset level of the Fund; the overall expenses of the Fund, including the advisory fee; and the differences in fees and services to Fiera Capital’s other clients that may be similar to the Fund.

The Board also considered potential benefits for Fiera Capital in managing the Fund, including promotion of Fiera Capital’s name and the potential for it to receive research, statistical, or other services from the Fund’s trades. The Board compared the Fund’s advisory fee and overall expense ratio under the proposed New Advisory Agreement and New ELA with Fiera Capital to the average advisory fees and average expense ratios for its peer group and Morningstar category. The Board further noted that the proposed Fund’s overall annual expense ratio of 1.05% is lower than the Morningstar category’s average expense ratio, but higher than the category’s median expense ratio and was higher than its peer group’s average and median expense ratio. The Board also compared the fees paid by the Fund to the fees paid by other clients of Fiera Capital, and considered the similarities and differences of services received by such other clients as compared to the service provided to the Fund. Following these comparisons and upon further consideration and discussion of the foregoing, the Board concluded that the proposed advisory fee to be paid to Fiera Capital and expense cap under the New ELA with Fiera Capital is fair and reasonable.

34

APEXcm SMALL/MID-CAP GROWTH FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors. In this regard, the Board considered that the Fund’s fee arrangements with Fiera Capital involve both the advisory fee and the New ELA. The Board determined that while the advisory fee remained the same as asset levels increased, the shareholders of the Fund will continue to experience benefits from the New ELA until the Fund assets grow to a level where its expenses otherwise fall below the expense limit. Following further discussion of the Fund’s asset level, expectations for growth, and level of fees, the Board determined that the Fund’s proposed fee arrangements with Fiera Capital would provide benefits for the next two years, and the Board could review the arrangements going forward as necessary. After further discussion, the Board concluded the Fund’s arrangements with Fiera Capital were fair and reasonable in relationship to the nature and quality of services to be provided by Fiera Capital.

Brokerage and portfolio transactions. In this regard, the Board considered Fiera Capital’s policies and procedures as it relates to seeking best execution for its clients. The Board also considered the historical portfolio turnover rate for the Fund; the method and basis for selecting and evaluating the broker-dealers used; any anticipated allocation of portfolio business to persons affiliated with Fiera Capital; and the extent to which the Fund’s trades may be allocated to soft-dollar arrangements. After further review and discussion, the Board determined that Fiera Capital’s practices regarding brokerage and portfolio transactions were satisfactory.

Possible conflicts of interest. In evaluating the possibility for conflicts of interest, the Board considered such matters as the experience and abilities of the advisory personnel to be assigned to the Fund, Fiera Capital’s process for allocating trades among its different clients, and the substance and administration of Fiera Capital’s code of ethics. The Board also considered Fiera Capital’s other clients, including clients that may have similar types of investment objectives and strategies as the Fund. Following further consideration and discussion, the Board determined that Fiera Capital’s standards and practices relating to the identification and mitigation of potential conflicts of interests were satisfactory.

Conclusion

After full consideration of the above factors as well as other factors, the Board unanimously concluded that approval of the Interim Investment Advisory Agreement and New Investment Advisory Agreement were in the best interests of the Fund and its shareholders.

35

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BARROW VALUE OPPORTUNITY FUND

(BALIX)

BARROW LONG/SHORT OPPORTUNITY FUND

(BFSLX)

Annual Report

May 31, 2016

BARROW VALUE OPPORTUNITY FUND LETTER TO SHAREHOLDERS	July 14, 2016

Dear Shareholder,

We are pleased to report on the status and performance of the Barrow Value Opportunity Fund (“the Fund”) for the year ended May 31, 2016.

We believe that the Fund owns a well-positioned portfolio of equity interests in excellent businesses at attractive valuations. This portfolio is highly diversified by market capitalization segments (large, middle, small), industry sectors, and issuers. In selecting investments for the Fund, we search for businesses that feature high returns on capital, wide operating margins, and low debt loads. Based on our estimates of intrinsic value, we believe our portfolio’s valuation is attractively low on an absolute basis and less expensive than the U.S. stock market as represented by the S&P 500® Index (the “S&P 500”).

On August 30, 2013, the Fund was reorganized as a mutual fund from a private limited partnership, which had commenced operations on December 31, 2008. Please refer to the Performance Information on pages 4 and 5 for a summary of Fund performance versus the S&P 500 over various periods since the Fund’s inception.

The Fund’s long-term performance has been excellent relative to the S&P 500. The Fund has exceeded the total return of the S&P 500 in five of the past seven calendar years1. During the most recent year ended May 31, 2016, the Fund returned -5.29% net of all fees and expenses, which underperformed the S&P 500 by 7.01%. This underperformance is primarily attributable to the Fund’s mid and small-cap positions which make up roughly 80% of our long book. The year ended May 31, 2016 was an especially difficult period for small-cap stocks as the S&P 600 Value Index (for small-caps) returned -9.89% and the S&P 600 Growth Index returned -5.69%.

Barrow Street Advisors LLC (the “Adviser”) continues to use its proprietary private-equity approach to uncover companies that exhibit its Quality-meets-Value criteria. Based on extensive research by the Adviser, the Fund seeks to generate long-term capital appreciation by investing in companies with fundamental operating and financial attributes representative of both quality and value. To increase the Fund’s chances for success, we invest in a variety of positions that are diversified across market capitalization and industry sectors.

Over the past year, we uncovered 102 new investment opportunities, composed of 41 small-caps, 28 mid-caps, and 33 large-caps, and representing seven different industry sectors. We believe all of these new additions to the Fund’s portfolio are excellent companies with strong balance sheets. These companies are generally using their ample free cash flow to: a) re-invest in growth opportunities at high rates of return on investment; b) pay dividends; c) repurchase stock at attractive valuations; and/or d) retire outstanding debt.

In keeping with our practice since the beginning of 2009, over the past year the Fund’s investments were sourced by taking account of the opportunity set of all companies in our broad investment universe each time we committed capital to a new position. We think this approach allows us to uncover excellent investment opportunities that arise from temporary market inefficiencies and to gather up the most compelling investments across a wide array of industries and market capitalizations, while avoiding the destructive behavioral biases inherent in concentrated-stock and sector-specialized investing.

Thirteen of the Fund’s holdings were announced as take-over targets over the past year, which was approximately 2.4x the market average. The Fund has had investments in 80 take-overs since December 31, 20081, or roughly 3.5x the market average2. The control premiums we have captured by virtue of holding stocks that end up being merger targets has made repeated and meaningful contributions to the Fund’s total returns, and we expect continued benefits from this effect going forward. We typically sell companies from the Fund’s portfolio soon after they are announced as take-over targets and re-invest that capital.

Over the past year, the Fund’s portfolio generated total returns, before fees and expenses, of -4.31%, including +7.49% for large-caps, -9.51% for mid-caps and -4.44% for small-caps. This compares to +1.72% for the S&P 500 (for large-caps), -0.42% for the S&P 400 Midcap (for mid-caps), and -5.97% for the Russell 2000 (for small-caps) over the same period. The Fund’s sectors with the best absolute performance were Consumer Staples and Health Care, which generated total returns of +17.62% and +5.58%, respectively. The Fund’s sectors with the worst absolute performance were Energy and Consumer Discretionary, which returned -34.12% and -13.01%, respectively.

You can find additional commentary and reports about the Adviser’s management of the Fund’s portfolio on the Barrow Funds’ website (www.barrowfunds.com).

Sincerely,

Nicholas Chermayeff	Robert F. Greenhill, Jr.	David R. Bechtel
Co-Portfolio Manager,	Co-Portfolio Manager,	Principal,
Investment Committee	Investment Committee	Investment Committee

[1]

The investment related and performance information discussed above for periods prior to Barrow Value Opportunity Fund’s reorganization date (August 30, 2013) are based on the activities of the Fund’s predecessor, the Barrow Street Fund L.P., an unregistered limited partnership managed by the portfolio managers of Barrow Value Opportunity Fund (the “Predecessor Private Fund”). The Predecessor Private Fund was reorganized into the Institutional Class shares of the Barrow Value Opportunity Fund on August 30, 2013, the date that the Fund commenced operations (the “Reorganization”). Barrow Value Opportunity Fund has been managed in the same style and by the same portfolio managers since the Predecessor Private Fund’s inception on December 31, 2008. The performance information shows the Predecessor Private Fund’s returns calculated using the actual fees and expenses charged by the Predecessor Private Fund. This prior performance is net of management fees and other expenses, but does not include the effect of the Predecessor Private Fund’s performance fee, which was in place until October 7, 2012. Prior to the Reorganization, the Predecessor Private Fund was not subject to certain investment restrictions, diversification requirements, and other restrictions of the Investment Company Act of 1940, as amended, or Subchapter M of the Internal Revenue Code of 1986, as amended, which, if they had been applicable, might have adversely affected Barrow Value Opportunity Fund’s performance.

[2]

The frequency of merger and acquisition (“M&A”) activity in the Fund’s portfolio is calculated on a quarterly basis by dividing the cumulative number of portfolio holdings that have been announced as merger or acquisition targets by the cumulative number of unique holdings held in the Fund’s portfolio. The frequency of M&A activity in the market is calculated on a quarterly basis by dividing the cumulative number of publicly-traded U.S. common stocks that have been announced as acquisition targets per Bloomberg by the total universe of publicly-traded U.S. common stocks as identified by Bloomberg (approximately 10,000).

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-877-767-6633.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please visit our website at www.barrowfunds.com or call 1-877-767-6633 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Fund that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolio of the Fund, may be sold at any time and may no longer be held by the Fund. For a complete list of securities held by the Fund as of May 31, 2016, please see the Schedule of Investments section of the Annual Report. The opinions of the Fund’s Adviser with respect to those securities may change at any time.

Statements in the Letter to Shareholders that reflect projections or expectations for future financial or economic performance of the Fund and the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to factors noted with such forward-looking statements include, without limitation, general economic conditions, such as inflation, recession, and interest rates. Past performance is not a guarantee of future results.

BARROW VALUE OPPORTUNITY FUND
PERFORMANCE INFORMATION
May 31, 2016 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Barrow Value Opportunity Fund(a)
versus the S&P 500® Index

Average Annual Total Returns For the periods ended May 31, 2016
	1 Year	5 Years	Since Inception(c)
Barrow Value Opportunity Fund(a)(b)	(5.29%)	9.80%	14.96%
S&P 500® Index	1.72%	11.67%	14.47%

BARROW VALUE OPPORTUNITY FUND
PERFORMANCE INFORMATION
May 31, 2016 (Unaudited) (Continued)

Comparison of Yearly Returns with the S&P 500® Index
	Barrow Value Opportunity Fund(a)	S&P 500® Index	Difference
Yearly Total Returns for Calendar Years:
2009	30.10%	26.46%	3.64%
2010	18.75%	15.06%	3.69%
2011	5.50%	2.11%	3.39%
2012	18.77%	16.00%	2.77%
2013	36.69%	32.39%	4.30%
2014	5.13%	13.69%	(8.56%)
2015	0.81%	1.38%	(0.57%)

Total Return Since Inception (not annualized, as of 12/31/15)	180.48%	163.02%	17.46%

(a)

The Barrow Value Opportunity Fund (the "Fund") performance includes the performance of the Barrow Street Fund L.P. (the "Predecessor Private Fund"), the Fund's predecessor, for the periods before the Fund's registration statement became effective. The Predecessor Private Fund was reorganized into the Fund at the close of business on August 30, 2013 (the "Reorganization"), the date the Fund commenced operations. The Fund has been managed in the same style and by the same portfolio managers since the Predecessor Private Fund’s inception on December 31, 2008. The Fund’s investment goals, policies, guidelines and restrictions are, in all material respects, equivalent to those of the Predecessor Private Fund. The performance of the Predecessor Private Fund is net of management fees of 1.50% of assets but does not include the effect of a 20% performance fee which was in place until October 7, 2012. Prior to the Reorganization, the Predecessor Private Fund was not subject to certain investment restrictions, diversification requirements and other restrictions of the Investment Company Act of 1940, as amended, or Subchapter M of the Internal Revenue Code of 1986, as amended. If such restrictions had been applicable, they might have adversely affected the Predecessor Private Fund’s performance.

(b)	The Fund’s total returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.
(c)	Represents the period from December 31, 2008(a) through May 31, 2016.

BARROW LONG/SHORT OPPORTUNITY FUND
LETTER TO SHAREHOLDERS

Dear Shareholder,

We are pleased to report on the status and performance of the Barrow Long/Short Opportunity Fund (“the Fund”) for the year ended May 31, 2016.

We believe the Fund owns a well-positioned long portfolio of equity positions in excellent businesses at attractive valuations that feature high returns on capital, wide operating margins, and low debt load. The Fund also maintains short positions in the common stock of companies that we believe have poor business characteristics and are trading at high prices. The Fund’s long and short portfolios are highly diversified by market cap segments (large, mid, small), industry sectors, and issuers.

We believe the Fund is well positioned to do well in most future market conditions, especially a bear market. In our opinion, the Fund’s long and short portfolios are cheap and expensive, respectively, on an absolute basis and in relation to the U.S. stock market as represented by the S&P 500® Index (“S&P 500”). We believe the Fund’s short portfolio provides a meaningful hedge against the market’s potential downside volatility.

For the year ended May 31, 2016, the Fund posted a total return of -2.45%, which compares to 1.72% for the S&P 500 and -5.33% for the HFRI Equity Hedge Index. The Fund underperformed the S&P 500 due primarily to the negative returns of its mid and small-cap long positions which make up roughly 80% of our long book. The year ended May 31, 2016 was an especially difficult period for small-cap stocks as the S&P 600 Value Index (for small-caps) returned -9.89% and the S&P 600 Growth Index returned -5.69%.

The Fund maintains a target gross exposure of approximately 220% of its net assets, with long exposure of 130%, short exposure of 90%, and net exposure of 40%. For the year ended May 31, 2016, the Fund’s long portfolio generated an unleveraged total return before fees and expenses of -4.31%, which underperformed the S&P 500 by 6.03%. This underperformance is primarily attributable to the Fund’s mid-cap and small-cap long positions. With respect to its short portfolio, the Fund experienced attractive performance as the companies that the Fund sold short had a negative overall return (positive for the Fund). The Fund’s short portfolio generated an unleveraged total return, before fees and expenses, of -5.82%, or 7.54% less than the S&P 500, with strong contributions from all three market cap segments.

Barrow Street Advisors LLC (the “Adviser”) continues to use its proprietary private equity approach to uncover companies that exhibit its Quality-meets-Value criteria. Based on extensive research by the Adviser, the Fund seeks to generate above-average returns through capital appreciation by investing long in companies with fundamental operating and financial attributes representative of both quality and value and selling short companies of both lower quality and high price. Using this approach the Fund continued to uncover potential opportunities to: 1) purchase quality companies trading at temporary discounts to their intrinsic values; and 2) sell short the stock of lower quality companies trading at prices well above their intrinsic values. To increase the Fund’s chances for success, we invest in a variety of positions diversified across market capitalization and industry sectors.

Over the past year, we uncovered 102 new long opportunities in seven industry sectors, including 41 small-caps, 28 mid-caps, and 33 large-caps. We believe all of these new additions to the Fund’s portfolio are excellent companies with strong balance sheets. They are generally using their ample free cash flow to: a) re-invest in growth opportunities at high rates of return on investment; b) pay dividends; c) repurchase stock at attractive valuations; and/or d) retire outstanding debt. In tandem, we initiated 343 new short positions, including 173 small-caps, 85 mid-caps and 85 large-caps. We believe these companies are overpriced and exhibit weak quality characteristics.

In keeping with our past practice, over the past year the Fund’s investments were sourced by taking account of the opportunity set of all companies in our broad investment universe each time we committed capital to a new position. We think this approach allows us to uncover excellent investment opportunities that arise from temporary market inefficiencies and to gather up the most compelling investments across a wide array of industries and market capitalizations while avoiding the destructive behavioral biases inherent in concentrated-stock and sector-specialized investing.

Thirteen of the Fund’s long positions were announced as take-over targets over the past year, which was approximately 2.4x the market average. On the short side, 42 of the Fund’s positions were announced as take-over targets over the past year, which was approximately 2.1x the market average1. The control premiums we have captured by virtue of holding stocks that end up being merger targets has made repeated and meaningful contributions to the Fund’s total returns, and we expect continued benefits from this effect going forward. We typically sell companies from the Fund’s portfolio soon after they are announced as take-over targets and re-invest that capital.

Over the past year, the Fund’s long portfolio generated unleveraged total returns before fees and expenses of -4.31%, including +7.49% for large-caps, -9.51% for mid-caps and -4.44% for small-caps. This compares to +1.72% for the S&P 500 (for large-caps), -0.42% for the S&P 400 Midcap (for mid-caps), and -5.97% for the Russell 2000 (for small-caps) over the same period. The Fund’s sectors with the best absolute performance were Consumer Staples and Health Care, which generated total returns of +17.62% and +5.58%, respectively. The Fund’s sectors with the worst absolute performance were Energy and Consumer Discretionary, which returned -34.12% and -13.01%, respectively.

Over the same period, the Fund’s short portfolio generated total returns before fees and expenses of -0.82%, including -0.85% for large-caps, -8.02% for mid-caps and -6.41% for small-caps. The Fund’s sectors with the best absolute performance were Energy and Information Technology, which returned -20.39% and -10.86%, respectively. The Fund’s sectors that did least well were Consumer Staples and Industrials, which generated total returns of +4.40% and -2.81%, respectively.

You can find more information about the Fund’s portfolio on the Barrow Funds website (www.barrowfunds.com).

Sincerely,

Nicholas Chermayeff	Robert F. Greenhill, Jr.	David R. Bechtel
Co-Portfolio Manager,	Co-Portfolio Manager,	Principal,
Investment Committee	Investment Committee	Investment Committee

[1]

The frequency of merger and acquisition (“M&A”) activity in the Fund’s portfolio is calculated on a quarterly basis by dividing the cumulative number of portfolio holdings that have been announced as merger or acquisition targets by the cumulative number of unique holdings held in the Fund’s portfolio. The frequency of M&A activity in the market is calculated on a quarterly basis by dividing the cumulative number of publicly-traded U.S. common stocks that have been announced as acquisition targets per Bloomberg by the total universe of publicly-traded U.S. common stocks as identified by Bloomberg (approximately 10,000).

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-877-767-6633.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please visit our website at www.barrowfunds.com or call 1-877-767-6633 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Fund that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolio of the Fund, may be sold at any time and may no longer be held by the Fund. For a complete list of securities held by the Fund as of May 31, 2016, please see the Schedule of Investments and Schedule of Securities Sold Short sections of the Annual Report. The opinions of the Fund’s Adviser with respect to those securities may change at any time.

Statements in the Letter to Shareholders that reflect projections or expectations for future financial or economic performance of the Fund and the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to factors noted with such forward-looking statements include, without limitation, general economic conditions, such as inflation, recession, and interest rates. Past performance is not a guarantee of future results.

BARROW LONG/SHORT OPPORTUNITY FUND
PERFORMANCE INFORMATION
May 31, 2016 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Barrow Long/Short Opportunity Fund
versus the S&P 500® Index

Average Annual Total Returns For the periods ended May 31, 2016
	1 Year	Since Inception(b)
Barrow Long/Short Opportunity Fund(a)	(2.45%)	2.01%
S&P 500® Index	1.72%	11.85%

(a)	The Fund's total returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.
(b)	The Fund commenced operations on August 30, 2013.

BARROW VALUE OPPORTUNITY FUND
PORTFOLIO INFORMATION
May 31, 2016 (Unaudited)

Sector Diversification

Top 10 Long Equity Holdings

Security Description	% of Net Assets
WD-40 Company	1.6%
Altria Group, Inc.	1.4%
Anika Therapeutics, Inc.	1.4%
Herbalife Ltd.	1.3%
USANA Health Sciences, Inc.	1.3%
Lancaster Colony Corporation	1.3%
Reynolds American, Inc.	1.3%
InterDigital, Inc.	1.3%
Deluxe Corporation	1.3%
Omnicom Group, Inc.	1.2%

BARROW LONG/SHORT OPPORTUNITY FUND
PORTFOLIO INFORMATION
May 31, 2016 (Unaudited)

Net Sector Exposure Diversification*

*	The net percentages are computed by taking the net dollar exposure, including short positions, and dividing by the net assets of the Fund. Consequently, the percentages will not total to 100%.

Top 10 Long Equity Holdings		Top 10 Short Equity Holdings
Security Description	% of Net Assets	Security Description	% of Net Assets
WD-40 Company	2.1%	Fresh Del Monte Produce, Inc.	0.9%
Altria Group, Inc.	1.9%	Calavo Growers, Inc.	0.8%
Anika Therapeutics, Inc.	1.8%	Anderson's, Inc. (The)	0.8%
Herbalife Ltd.	1.8%	TreeHouse Foods, Inc.	0.8%
USANA Health Sciences, Inc.	1.8%	Casey's General Stores, Inc.	0.7%
Lancaster Colony Corporation	1.7%	Dean Foods Company	0.7%
Reynolds American, Inc.	1.7%	SpartanNash Company	0.7%
InterDigital, Inc.	1.7%	West Pharmaceutical Services, Inc.	0.6%
Deluxe Corporation	1.7%	Snyder's-Lance, Inc.	0.6%
Omnicom Group, Inc.	1.7%	Integra LifeSciences Holdings Corporation	0.6%

BARROW VALUE OPPORTUNITY FUND SCHEDULE OF INVESTMENTS May 31, 2016
COMMON STOCKS — 99.5%	Shares	Value
Consumer Discretionary — 17.7%
Auto Components — 1.6%
Gentex Corporation	23,415	$388,221
Visteon Corporation	2,055	154,084
		542,305
Automobiles — 1.0%
Thor Industries, Inc.	5,315	345,475

Diversified Consumer Services — 0.5%
H&R Block, Inc. (a)	7,496	160,114

Hotels, Restaurants & Leisure — 0.8%
DineEquity, Inc.	379	31,859
Interval Leisure Group, Inc.	16,923	243,014
		274,873
Household Durables — 0.4%
GoPro, Inc. - Class A (b)	6,490	66,652
Tupperware Brands Corporation	1,065	60,258
		126,910
Internet & Catalog Retail — 0.1%
Lands' End, Inc. (b)	2,495	41,841

Leisure Products — 1.2%
Nautilus, Inc. (b)	12,856	265,219
Polaris Industries, Inc.	1,461	124,214
Smith & Wesson Holding Corporation (b)	1,448	35,288
		424,721
Media — 5.6%
AMC Networks, Inc. - Class A (b)	2,169	138,686
Interpublic Group of Companies, Inc. (The) (a)	12,245	292,656
Meredith Corporation	576	28,512
MSG Networks, Inc. - Class A (b)	6,138	106,249
National CineMedia, Inc.	4,182	61,057
Omnicom Group, Inc. (a)	5,164	430,316
Scripps Networks Interactive, Inc. - Class A	4,437	285,477
TEGNA, Inc.	8,966	205,859
Time, Inc.	4,993	79,239
Time Warner, Inc.	432	32,685
Viacom, Inc. - Class B	6,241	276,913
		1,937,649

BARROW VALUE OPPORTUNITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 99.5% (Continued)	Shares	Value
Consumer Discretionary — 17.7% (Continued)
Specialty Retail — 5.5%
Bed Bath & Beyond, Inc. (b)	501	$22,420
Best Buy Company, Inc.	885	28,470
Buckle, Inc. (The)	11,641	287,882
Cato Corporation (The) - Class A	8,533	322,974
Express, Inc. (b)	1,767	25,692
Foot Locker, Inc.	556	31,092
Francesca's Holdings Corporation (b)	13,713	142,889
GameStop Corporation - Class A (a)	12,308	358,163
Gap, Inc. (The)	2,575	46,324
GNC Holdings, Inc. - Class A	5,569	145,072
Hibbett Sports, Inc. (b)	4,850	167,519
Michaels Companies, Inc. (The) (b)	989	28,988
Outerwall, Inc.	3,433	141,611
Select Comfort Corporation (b)	3,157	70,780
Winmark Corporation	652	64,059
Zumiez, Inc. (b)	1,478	21,993
		1,905,928
Textiles, Apparel & Luxury Goods — 1.0%
Deckers Outdoor Corporation (b)	478	25,138
Fossil Group, Inc. (b)	1,043	29,068
Steven Madden Ltd. (b)	8,153	279,730
		333,936
Consumer Staples — 22.9%
Beverages — 3.0%
Boston Beer Company, Inc. (The) - Class A (b)	1,303	202,486
Dr Pepper Snapple Group, Inc. (a)	4,518	412,945
MGP Ingredients, Inc.	1,075	35,174
National Beverage Corporation (a)(b)	7,575	394,506
		1,045,111
Food & Staples Retailing — 0.5%
Smart & Final Stores, Inc. (b)	2,308	36,628
Sprouts Farmers Market, Inc. (b)	3,956	97,951
United Natural Foods, Inc. (b)	851	31,708
		166,287
Food Products — 6.0%
Amplify Snack Brands, Inc. (b)	15,265	199,208
B&G Foods, Inc.	3,565	153,259
Cal-Maine Foods, Inc.	2,457	109,337
Hormel Foods Corporation	2,378	81,827

BARROW VALUE OPPORTUNITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 99.5% (Continued)	Shares	Value
Consumer Staples — 22.9% (Continued)
Food Products — 6.0% (Continued)
John B. Sanfilippo & Son, Inc.	2,447	$115,792
Lancaster Colony Corporation	3,714	450,248
Mead Johnson Nutrition Company	1,676	137,901
Mondelēz International, Inc. - Class A	5,898	262,402
Pilgrim's Pride Corporation	12,650	314,606
Pinnacle Foods, Inc.	832	35,052
Sanderson Farms, Inc.	2,126	190,724
Seaboard Corporation (b)	10	30,200
		2,080,556
Household Products — 2.7%
Central Garden & Pet Company (b)	8,789	164,179
Clorox Company (The)	1,662	213,633
WD-40 Company (a)	5,007	557,630
		935,442
Personal Products — 5.3%
Avon Products, Inc.	5,079	19,808
Herbalife Ltd. (a)(b)	8,030	464,857
Inter Parfums, Inc.	8,913	260,616
Natural Health Trends Corporation	4,253	126,952
Nu Skin Enterprises, Inc. - Class A	9,381	370,080
Revlon, Inc. - Class A (b)	4,510	140,622
USANA Health Sciences, Inc. (a)(b)	3,783	456,419
		1,839,354
Tobacco — 5.4%
Altria Group, Inc.	7,660	487,482
Philip Morris International, Inc. (a)	4,103	404,884
Reynolds American, Inc.	8,877	441,187
Universal Corporation	2,661	145,557
Vector Group Ltd.	16,908	363,015
		1,842,125
Energy — 6.8%
Energy Equipment & Services — 1.6%
Dril-Quip, Inc. (b)	3,192	194,808
Forum Energy Technologies, Inc. (b)	2,565	43,041
Helmerich & Payne, Inc.	331	20,240
National Oilwell Varco, Inc.	3,752	123,628
Oceaneering International, Inc.	1,848	61,095
Oil States International, Inc. (b)	1,166	38,315
RPC, Inc. (b)	4,321	63,735
		544,862

BARROW VALUE OPPORTUNITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 99.5% (Continued)	Shares	Value
Energy — 6.8% (Continued)
Oil, Gas & Consumable Fuels — 5.2%
Alliance Resource Partners, L.P.	4,259	$62,394
Alon USA Energy, Inc.	2,184	16,489
Alon USA Partners, L.P.	16,779	158,562
BP Prudhoe Bay Royalty Trust	5,338	74,465
CVR Energy, Inc.	1,151	22,606
CVR Refining, L.P.	13,285	134,976
Green Plains, Inc.	1,778	33,000
HollyFrontier Corporation	2,700	72,252
Marathon Petroleum Corporation (a)	6,552	228,206
PBF Logistics, L.P.	3,491	76,069
Sabine Royalty Trust	2,744	93,680
Tesoro Corporation	2,606	203,476
Valero Energy Corporation	5,362	293,301
Western Refining, Inc. (a)	12,059	256,133
World Fuel Services Corporation	1,899	87,297
		1,812,906
Health Care — 20.7%
Health Care Equipment & Supplies — 4.9%
Align Technology, Inc. (b)	563	44,381
Anika Therapeutics, Inc. (b)	9,930	469,888
Atrion Corporation	75	29,455
C.R. Bard, Inc.	751	164,499
Edwards Lifesciences Corporation (b)	438	43,143
Globus Medical, Inc. - Class A (a)(b)	15,398	373,248
LivaNova plc (b)	1,700	82,977
Meridian Bioscience, Inc.	18,759	365,425
Varian Medical Systems, Inc. (b)	1,250	103,487
		1,676,503
Health Care Providers & Services — 11.4%
Aceto Corporation	1,391	31,033
AmerisourceBergen Corporation	388	29,092
AmSurg Corporation (b)	5,096	381,130
Cardinal Health, Inc.	4,606	363,644
Chemed Corporation (a)	2,796	364,626
CorVel Corporation (b)	1,911	91,996
Ensign Group, Inc. (The)	1,340	26,599
Express Scripts Holding Company (b)	1,644	124,204
HCA Holdings, Inc. (b)	776	60,543
HealthSouth Corporation	9,234	372,315

BARROW VALUE OPPORTUNITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 99.5% (Continued)	Shares	Value
Health Care — 20.7% (Continued)
Health Care Providers & Services — 11.4% (Continued)
LHC Group, Inc. (b)	4,477	$188,034
McKesson Corporation	1,098	201,088
MEDNAX, Inc. (a)(b)	5,315	363,812
Patterson Companies, Inc.	718	35,046
Premier, Inc. - Class A (b)	10,195	324,201
Quest Diagnostics, Inc. (a)	5,531	426,827
Surgical Care Affiliates, Inc. (b)	4,296	192,332
U.S. Physical Therapy, Inc.	6,401	369,786
		3,946,308
Health Care Technology — 0.5%
Computer Programs & Systems, Inc.	3,460	143,071
Inovalon Holdings, Inc. - Class A (b)	1,987	36,938
		180,009
Pharmaceuticals — 3.9%
ANI Pharmaceuticals, Inc. (b)	2,857	154,706
Depomed, Inc. (b)	5,651	115,450
Johnson & Johnson (a)	3,282	369,849
Lannett Company, Inc. (b)	2,787	67,975
Prestige Brands Holdings, Inc. (b)	7,817	422,431
Sucampo Pharmaceuticals, Inc. - Class A (b)	14,883	175,024
Supernus Pharmaceuticals, Inc. (b)	1,749	34,123
		1,339,558
Industrials — 9.0%
Aerospace & Defense — 0.6%
Honeywell International, Inc.	183	20,831
Northrop Grumman Corporation	300	63,801
Raytheon Company	833	108,015
United Technologies Corporation	185	18,607
		211,254
Air Freight & Logistics — 0.9%
C.H. Robinson Worldwide, Inc.	657	49,262
Expeditors International of Washington, Inc.	5,719	277,657
		326,919
Commercial Services & Supplies — 1.4%
Deluxe Corporation	6,670	434,417
Pitney Bowes, Inc.	1,934	36,030
UniFirst Corporation	74	8,560
		479,007

BARROW VALUE OPPORTUNITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 99.5% (Continued)	Shares	Value
Industrials — 9.0% (Continued)
Electrical Equipment — 1.5%
Emerson Electric Company	3,145	$163,603
Generac Holdings, Inc. (b)	272	10,312
Hubbell, Inc.	197	20,935
Rockwell Automation, Inc.	2,039	236,626
Thermon Group Holdings, Inc. (b)	4,072	81,847
		513,323
Machinery — 2.0%
Douglas Dynamics, Inc.	2,201	47,806
Federal Signal Corporation	12,480	162,365
Greenbrier Companies, Inc. (The)	6,637	190,482
ITT, Inc.	887	31,497
PACCAR, Inc.	563	31,387
Sun Hydraulics Corporation	456	13,347
Wabash National Corporation (b)	14,095	199,867
		676,751
Professional Services — 1.7%
Dun & Bradstreet Corporation (The)	68	8,629
Insperity, Inc.	297	21,375
Korn/Ferry International	386	11,136
Resources Connection, Inc.	756	11,778
Robert Half International, Inc.	5,208	216,601
RPX Corporation (b)	32,072	322,324
		591,843
Road & Rail — 0.8%
Landstar System, Inc.	3,695	250,706
Universal Logistics Holdings, Inc.	847	12,231
		262,937
Trading Companies & Distributors — 0.1%
Grainger (W.W.), Inc.	89	20,323
MSC Industrial Direct Company, Inc. - Class A	132	9,894
		30,217
Information Technology — 13.7%
Communications Equipment — 3.4%
Brocade Communications Systems, Inc.	36,618	331,759
Cisco Systems, Inc.	2,358	68,500
InterDigital, Inc.	7,531	439,057
QUALCOMM, Inc.	3,606	198,042
Ubiquiti Networks, Inc. (b)	3,280	130,741
		1,168,099

BARROW VALUE OPPORTUNITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 99.5% (Continued)	Shares	Value
Information Technology — 13.7% (Continued)
Electronic Equipment, Instruments & Components — 1.6%
Dolby Laboratories, Inc. - Class A	1,045	$49,585
Fitbit, Inc. - Class A (b)	4,059	57,557
IPG Photonics Corporation (b)	825	71,263
Methode Electronics, Inc.	9,883	291,647
Park Electrochemical Corporation	1,596	26,111
PC Connection, Inc.	2,798	64,326
		560,489
Internet Software & Services — 0.9%
eBay, Inc. (b)	7,468	182,667
NIC, Inc.	6,008	119,259
		301,926
IT Services — 3.6%
Computer Services, Inc.	785	29,045
NeuStar, Inc. - Class A (b)	15,081	355,158
Science Applications International Corporation	3,532	192,741
Syntel, Inc. (b)	8,501	391,726
Western Union Company (The)	15,010	291,944
		1,260,614
Software — 2.9%
ACI Worldwide, Inc. (b)	1,457	30,102
Aspen Technology, Inc. (b)	1,745	66,519
CA, Inc.	10,339	334,157
ePlus, Inc. (b)	1,875	164,119
MicroStrategy, Inc. - Class A (b)	732	136,547
Silver Spring Networks, Inc. (b)	11,822	154,277
VASCO Data Security International, Inc. (b)	6,247	103,263
		988,984
Technology Hardware, Storage & Peripherals — 1.3%
Apple, Inc.	3,531	352,605
CPI Card Group, Inc.	3,211	13,358
HP, Inc.	7,492	100,243
		466,206
Materials — 8.7%
Chemicals — 8.1%
Chase Corporation	524	30,780
Chemtura Corporation (b)	10,573	282,088
Ciner Resources, L.P.	4,338	122,765
FutureFuel Corporation	5,732	63,797
Innospec, Inc.	7,428	360,704

BARROW VALUE OPPORTUNITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 99.5% (Continued)	Shares	Value
Materials — 8.7% (Continued)
Chemicals — 8.1% (Continued)
LyondellBasell Industries N.V. - Class A	4,275	$347,814
NewMarket Corporation	566	229,230
PolyOne Corporation	1,058	39,643
Terra Nitrogen Company, L.P.	3,258	336,226
Trinseo S.A. (b)	4,658	219,345
W.R. Grace & Company	772	59,938
Westlake Chemical Corporation	7,067	311,867
Westlake Chemical Partners, L.P.	16,763	385,381
		2,789,578
Containers & Packaging — 0.1%
Sonoco Products Company	774	36,897

Metals & Mining — 0.5%
Compass Minerals International, Inc.	2,419	188,561

Total Common Stocks (Cost $31,753,588)		$34,356,378

MONEY MARKET FUNDS — 0.4%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.24% (c) (Cost $145,555)	145,555	$145,555

Total Investments at Value — 99.9% (Cost $31,899,143)		$34,501,933

Other Assets in Excess of Liabilities — 0.1%		20,538

Net Assets — 100.0%		$34,522,471

(a)	All or a portion of the shares have been pledged as collateral for trading purposes.
(b)	Non-income producing security.
(c)	The rate shown is the 7-day effective yield as of May 31, 2016.
See accompanying notes to financial statements.

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF INVESTMENTS May 31, 2016
COMMON STOCKS — 129.9%	Shares	Value
Consumer Discretionary — 23.3%
Auto Components — 2.1%
Gentex Corporation (a)	34,363	$569,738
Visteon Corporation (a)	2,957	221,716
		791,454
Automobiles — 1.3%
Thor Industries, Inc. (a)	7,785	506,025

Diversified Consumer Services — 0.6%
H&R Block, Inc. (a)	10,883	232,461

Hotels, Restaurants & Leisure — 1.1%
DineEquity, Inc.	554	46,569
Interval Leisure Group, Inc. (a)	24,823	356,458
		403,027
Household Durables — 0.5%
GoPro, Inc. - Class A (a)(b)	9,719	99,814
Tupperware Brands Corporation (a)	1,563	88,435
		188,249
Internet & Catalog Retail — 0.2%
Lands' End, Inc. (a)(b)	3,610	60,540

Leisure Products — 1.6%
Nautilus, Inc. (a)(b)	18,923	390,381
Polaris Industries, Inc. (a)	2,182	185,514
Smith & Wesson Holding Corporation (a)(b)	2,053	50,032
		625,927
Media — 7.3%
AMC Networks, Inc. - Class A (a)(b)	3,138	200,644
Interpublic Group of Companies, Inc. (The) (a)	17,779	424,918
Meredith Corporation	818	40,491
MSG Networks, Inc. - Class A (a)(b)	9,117	157,815
National CineMedia, Inc. (a)	6,023	87,936
Omnicom Group, Inc. (a)	7,567	630,558
Scripps Networks Interactive, Inc. - Class A (a)	6,483	417,116
TEGNA, Inc. (a)	13,163	302,222
Time, Inc. (a)	5,250	83,317
Time Warner, Inc.	629	47,590
Viacom, Inc. - Class B (a)	9,110	404,211
		2,796,818

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 129.9% (Continued)	Shares	Value
Consumer Discretionary — 23.3% (Continued)
Specialty Retail — 7.3%
Bed Bath & Beyond, Inc. (b)	723	$32,354
Best Buy Company, Inc. (a)	1,295	41,660
Buckle, Inc. (The) (a)	17,042	421,449
Cato Corporation (The) - Class A (a)	12,427	470,362
Express, Inc. (b)	2,585	37,586
Foot Locker, Inc. (a)	798	44,624
Francesca's Holdings Corporation (a)(b)	19,768	205,983
GameStop Corporation - Class A (a)	18,008	524,033
Gap, Inc. (The) (a)	3,852	69,297
GNC Holdings, Inc. - Class A (a)	8,020	208,921
Hibbett Sports, Inc. (a)(b)	7,142	246,685
Michaels Companies, Inc. (The) (a)(b)	1,439	42,177
Outerwall, Inc. (a)	5,028	207,405
Select Comfort Corporation (a)(b)	4,614	103,446
Winmark Corporation (a)	934	91,765
Zumiez, Inc. (a)(b)	2,128	31,665
		2,779,412
Textiles, Apparel & Luxury Goods — 1.3%
Deckers Outdoor Corporation (a)(b)	689	36,234
Fossil Group, Inc. (a)(b)	1,531	42,669
Steven Madden Ltd. (a)(b)	11,960	410,348
		489,251
Consumer Staples — 29.1%
Beverages — 4.0%
Boston Beer Company, Inc. (The) - Class A (a)(b)	1,827	283,916
Brown-Forman Corporation - Class B (a)	2	196
Dr Pepper Snapple Group, Inc. (a)	6,554	599,035
MGP Ingredients, Inc.	1,526	49,931
National Beverage Corporation (a)(b)	11,065	576,265
		1,509,343
Food & Staples Retailing — 0.3%
Smart & Final Stores, Inc. (a)(b)	881	13,981
Sprouts Farmers Market, Inc. (a)(b)	4,226	104,636
		118,617
Food Products — 7.3%
Amplify Snack Brands, Inc. (a)(b)	22,206	289,788
B&G Foods, Inc. (a)	3,031	130,303
Cal-Maine Foods, Inc. (a)	3,574	159,043
Hormel Foods Corporation (a)	3,428	117,957

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 129.9% (Continued)	Shares	Value
Consumer Staples — 29.1% (Continued)
Food Products — 7.3% (Continued)
John B. Sanfilippo & Son, Inc. (a)	2,950	$139,594
Kellogg Company (a)	69	5,132
Lancaster Colony Corporation (a)	5,427	657,915
Mead Johnson Nutrition Company (a)	2,492	205,042
Mondelēz International, Inc. - Class A (a)	7,368	327,802
Pilgrim's Pride Corporation (a)	17,634	438,558
Pinnacle Foods, Inc. (a)	105	4,424
Sanderson Farms, Inc. (a)	3,117	279,626
		2,755,184
Household Products — 3.5%
Central Garden & Pet Company (a)(b)	11,957	223,357
Clorox Company (The) (a)	2,378	305,668
WD-40 Company (a)	7,320	815,228
		1,344,253
Personal Products — 7.0%
Avon Products, Inc. (a)	3,593	14,013
Herbalife Ltd. (a)(b)	11,703	677,487
Inter Parfums, Inc. (a)	13,072	382,225
Natural Health Trends Corporation (a)	6,254	186,682
Nu Skin Enterprises, Inc. - Class A (a)	13,749	542,398
Revlon, Inc. - Class A (a)(b)	6,513	203,075
USANA Health Sciences, Inc. (a)(b)	5,535	667,798
		2,673,678
Tobacco — 7.0%
Altria Group, Inc. (a)	11,146	709,332
Philip Morris International, Inc. (a)	5,995	591,587
Reynolds American, Inc. (a)	12,942	643,217
Universal Corporation (a)	3,244	177,447
Vector Group Ltd. (a)	24,707	530,459
		2,652,042
Energy — 8.8%
Energy Equipment & Services — 1.8%
Dril-Quip, Inc. (a)(b)	4,671	285,071
Forum Energy Technologies, Inc. (a)(b)	1,716	28,794
Helmerich & Payne, Inc. (a)	476	29,107
National Oilwell Varco, Inc. (a)	4,929	162,411
Oceaneering International, Inc. (a)	2,727	90,155
Oil States International, Inc. (a)(b)	1,271	41,765
RPC, Inc. (a)(b)	3,119	46,005
		683,308

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 129.9% (Continued)	Shares	Value
Energy — 8.8% (Continued)
Oil, Gas & Consumable Fuels — 7.0%
Alliance Resource Partners, L.P. (a)	6,158	$90,215
Alon USA Energy, Inc. (a)	3,682	27,799
Alon USA Partners, L.P. (a)	24,378	230,372
BP Prudhoe Bay Royalty Trust (a)	7,922	110,512
CVR Energy, Inc. (a)	1,681	33,015
CVR Refining, L.P. (a)	19,704	200,193
Green Plains, Inc. (a)	2,596	48,182
HollyFrontier Corporation	3,866	103,454
Marathon Oil Corporation (a)	209	2,732
Marathon Petroleum Corporation (a)	9,634	335,552
PBF Logistics, L.P. (a)	5,172	112,698
Phillips 66 (a)	57	4,581
Sabine Royalty Trust	3,931	134,204
Tesoro Corporation (a)	3,806	297,172
Valero Energy Corporation (a)	7,832	428,410
Western Refining, Inc. (a)	17,590	373,612
World Fuel Services Corporation (a)	2,750	126,417
		2,659,120
Financials — 0.0%
Insurance — 0.0%
Gerova Financial Group Ltd. (a)(b)(c)	2	0

Health Care — 27.2%
Health Care Equipment & Supplies — 6.3%
Align Technology, Inc. (a)(b)	904	71,262
Anika Therapeutics, Inc. (a)(b)	14,546	688,317
Atrion Corporation (a)	105	41,237
C.R. Bard, Inc. (a)	1,115	244,229
Globus Medical, Inc. - Class A (a)(b)	22,505	545,521
LivaNova plc (a)(b)	2,454	119,780
Meridian Bioscience, Inc. (a)	27,387	533,499
Varian Medical Systems, Inc. (a)(b)	1,832	151,671
		2,395,516
Health Care Providers & Services — 15.0%
Aceto Corporation	1,975	44,062
AmerisourceBergen Corporation (a)	88	6,598
AmSurg Corporation (a)(b)	7,464	558,233
Cardinal Health, Inc. (a)	6,740	532,123
Chemed Corporation (a)	4,086	532,855

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 129.9% (Continued)	Shares	Value
Health Care — 27.2% (Continued)
Health Care Providers & Services — 15.0% (Continued)
CorVel Corporation (a)(b)	2,768	$133,252
Ensign Group, Inc. (The) (a)	1,967	39,045
Express Scripts Holding Company (a)(b)	2,367	178,827
HCA Holdings, Inc. (a)(b)	1,109	86,524
HealthSouth Corporation (a)	13,558	546,659
Laboratory Corporation of America Holdings (a)(b)	23	2,943
LHC Group, Inc. (a)(b)	6,508	273,336
McKesson Corporation (a)	1,608	294,489
MEDNAX, Inc. (a)(b)	7,776	532,267
Patterson Companies, Inc. (a)	768	37,486
Premier, Inc. - Class A (a)(b)	14,929	474,742
Quest Diagnostics, Inc. (a)	8,107	625,617
Surgical Care Affiliates, Inc. (a)(b)	6,296	281,872
U.S. Physical Therapy, Inc. (a)	9,301	537,319
		5,718,249
Health Care Technology — 0.7%
Computer Programs & Systems, Inc. (a)	5,040	208,404
Inovalon Holdings, Inc. - Class A (b)	2,955	54,933
		263,337
Pharmaceuticals — 5.2%
ANI Pharmaceuticals, Inc. (a)(b)	4,183	226,510
Depomed, Inc. (a)(b)	8,435	172,327
Johnson & Johnson (a)	4,832	544,518
Lannett Company, Inc. (a)(b)	4,148	101,170
Prestige Brands Holdings, Inc. (a)(b)	11,435	617,947
Sucampo Pharmaceuticals, Inc. - Class A (a)(b)	21,894	257,473
Supernus Pharmaceuticals, Inc. (a)(b)	2,548	49,712
		1,969,657
Industrials — 11.9%
Aerospace & Defense — 0.8%
BWX Technologies, Inc. (a)	41	1,442
Honeywell International, Inc. (a)	261	29,709
Northrop Grumman Corporation (a)	440	93,575
Raytheon Company (a)	1,201	155,734
United Technologies Corporation (a)	271	27,257
		307,717
Air Freight & Logistics — 1.3%
C.H. Robinson Worldwide, Inc. (a)	941	70,556
Expeditors International of Washington, Inc. (a)	8,387	407,189
		477,745

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 129.9% (Continued)	Shares	Value
Industrials — 11.9% (Continued)
Commercial Services & Supplies — 1.8%
Deluxe Corporation (a)	9,765	$635,995
Pitney Bowes, Inc. (a)	2,788	51,940
UniFirst Corporation (a)	109	12,608
		700,543
Electrical Equipment — 2.0%
Emerson Electric Company (a)	4,635	241,113
Generac Holdings, Inc. (a)(b)	84	3,184
Hubbell, Inc. (a)	288	30,606
Rockwell Automation, Inc. (a)	3,014	349,775
Thermon Group Holdings, Inc. (a)(b)	5,990	120,399
		745,077
Machinery — 2.6%
Douglas Dynamics, Inc. (a)	3,175	68,961
Federal Signal Corporation (a)	18,149	236,118
Greenbrier Companies, Inc. (The) (a)	9,717	278,878
ITT, Inc. (a)	1,278	45,382
Joy Global, Inc. (a)	86	1,465
PACCAR, Inc. (a)	810	45,157
Sun Hydraulics Corporation (a)	659	19,289
Wabash National Corporation (a)(b)	20,861	295,809
		991,059
Professional Services — 2.3%
Dun & Bradstreet Corporation (The) (a)	102	12,944
Insperity, Inc. (a)	464	33,394
Korn/Ferry International (a)	497	14,338
Resources Connection, Inc. (a)	1,101	17,154
Robert Half International, Inc. (a)	7,601	316,126
RPX Corporation (a)(b)	46,901	471,355
		865,311
Road & Rail — 1.0%
Landstar System, Inc. (a)	5,451	369,850
Universal Logistics Holdings, Inc. (a)	1,231	17,776
		387,626
Trading Companies & Distributors — 0.1%
Grainger (W.W.), Inc. (a)	125	28,544
MSC Industrial Direct Company, Inc. - Class A (a)	187	14,015
		42,559
Information Technology — 18.2%
Communications Equipment — 4.5%
Brocade Communications Systems, Inc. (a)	53,571	485,353

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 129.9% (Continued)	Shares	Value
Information Technology — 18.2% (Continued)
Communications Equipment — 4.5% (Continued)
Cisco Systems, Inc. (a)	3,494	$101,501
InterDigital, Inc. (a)	11,027	642,874
QUALCOMM, Inc. (a)	5,315	291,900
Ubiquiti Networks, Inc. (a)(b)	4,865	193,919
		1,715,547
Electronic Equipment, Instruments & Components — 2.1%
Dolby Laboratories, Inc. - Class A (a)	1,527	72,456
Fitbit, Inc. - Class A (b)	5,931	84,102
IPG Photonics Corporation (a)(b)	1,209	104,433
Methode Electronics, Inc. (a)	14,494	427,718
Park Electrochemical Corporation (a)	2,296	37,562
PC Connection, Inc. (a)	4,027	92,581
		818,852
Internet Software & Services — 1.2%
eBay, Inc. (a)(b)	10,867	265,807
NIC, Inc. (a)	8,841	175,494
		441,301
IT Services — 4.8%
Computer Services, Inc.	1,114	41,218
NeuStar, Inc. - Class A (a)(b)	22,079	519,960
Science Applications International Corporation (a)	5,132	280,053
Syntel, Inc. (a)(b)	12,432	572,867
Western Union Company (The) (a)	21,970	427,317
		1,841,415
Software — 3.8%
ACI Worldwide, Inc. (b)	2,068	42,725
Aspen Technology, Inc. (a)(b)	2,601	99,150
CA, Inc. (a)	15,183	490,714
ePlus, Inc. (a)(b)	2,737	239,570
MicroStrategy, Inc. - Class A (a)(b)	1,045	194,934
Silver Spring Networks, Inc. (a)(b)	16,397	213,981
VASCO Data Security International, Inc. (b)	9,190	151,911
		1,432,985
Technology Hardware, Storage & Peripherals — 1.8%
Apple, Inc. (a)	5,162	515,477
CPI Card Group, Inc.	4,538	18,878
HP, Inc.	10,740	143,701
		678,056

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 129.9% (Continued)	Shares	Value
Materials — 11.4%
Chemicals — 10.6%
Chase Corporation	744	$43,703
Chemtura Corporation (a)(b)	15,375	410,205
Ciner Resources, L.P. (a)	6,294	178,120
Ferro Corporation (a)(b)	179	2,476
FutureFuel Corporation (a)	8,404	93,537
Innospec, Inc. (a)	10,862	527,459
Koppers Holdings, Inc. (a)(b)	196	4,961
LyondellBasell Industries N.V. - Class A (a)	6,254	508,825
NewMarket Corporation (a)	831	336,555
PolyOne Corporation	473	17,723
Terra Nitrogen Company, L.P. (a)	4,776	492,883
Trinseo S.A. (a)(b)	6,477	305,002
W.R. Grace & Company	978	75,932
Westlake Chemical Corporation (a)	10,357	457,054
Westlake Chemical Partners, L.P. (a)	24,472	562,611
		4,017,046
Containers & Packaging — 0.1%
Sonoco Products Company (a)	1,111	52,961

Metals & Mining — 0.7%
Compass Minerals International, Inc. (a)	3,554	277,034
Reliance Steel & Aluminum Company (a)	7	521
		277,555

Total Common Stocks (Cost $47,530,455)		$49,408,823

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 7.3%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.24% (d) (Cost $2,780,114)	2,780,114	$2,780,114

Total Investments at Value — 137.2% (Cost $50,310,569)		$52,188,937

Liabilities in Excess of Other Assets (e) — (37.2%)		(14,136,719)

Net Assets — 100.0%		$38,052,218

(a)	All or a portion of the shares have been pledged as collateral for open short positions and trading purposes.
(b)	Non-income producing security.
(c)

Security value has been determined in good faith pursuant to procedures adopted by the Board of Trustees. The total value of such securities is $0 at May 31, 2016 representing 0.0% of net assets (Note 2).

(d)	The rate shown is the 7-day effective yield as of May 31, 2016.
(e)	Includes cash held as margin deposits for short positions.
See accompanying notes to financial statements.

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF SECURITIES SOLD SHORT May 31, 2016
COMMON STOCKS — 90.5%	Shares	Value
Consumer Discretionary — 17.2%
Auto Components — 0.4%
BorgWarner, Inc.	161	$5,479
Cooper-Standard Holdings, Inc.	221	18,995
Fox Factory Holding Corporation	2,250	37,440
Modine Manufacturing Company	1,368	13,680
Superior Industries International, Inc.	2,317	62,883
Tower International, Inc.	294	6,371
		144,848
Automobiles — 0.0% (a)
General Motors Company	220	6,881
Tesla Motors, Inc.	16	3,572
		10,453
Distributors — 0.3%
Core-Mark Holding Company, Inc.	834	71,407
LKQ Corporation	1,067	35,286
		106,693
Diversified Consumer Services — 0.4%
LifeLock, Inc.	2,867	37,472
Matthews International Corporation - Class A	629	34,513
Regis Corporation	3,922	51,143
Service Corporation International	565	15,481
Sotheby's	567	16,953
		155,562
Hotels, Restaurants & Leisure — 5.7%
Aramark	1,423	47,372
Biglari Holdings, Inc.	148	59,246
BJ's Restaurants, Inc.	1,135	50,848
Bloomin' Brands, Inc.	3,817	72,714
Bob Evans Farms, Inc.	1,273	56,789
Buffalo Wild Wings, Inc.	455	66,152
Carnival Corporation	872	41,629
Carrols Restaurant Group, Inc.	1,096	13,283
Cedar Fair, L.P.	1,260	75,638
Cheesecake Factory, Inc. (The)	1,303	64,981
Chipotle Mexican Grill, Inc.	57	25,192
Churchill Downs, Inc.	527	66,144
Chuy's Holdings, Inc.	1,538	50,677
ClubCorp Holdings, Inc.	1,920	23,174
Darden Restaurants, Inc.	667	45,243

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)
COMMON STOCKS — 90.5% (Continued)	Shares	Value
Consumer Discretionary — 17.2% (Continued)
Hotels, Restaurants & Leisure — 5.7% (Continued)
Dave & Buster's Entertainment, Inc.	1,283	$50,075
Del Taco Restaurants, Inc.	1,219	11,385
Extended Stay America, Inc.	4,221	60,191
Fiesta Restaurant Group, Inc.	634	15,932
Four Corners Property Trust, Inc.	124	2,411
Habit Restaurants, Inc. (The) - Class A	1,470	26,298
Hilton Worldwide Holdings, Inc.	1,969	40,916
Hyatt Hotels Corporation - Class A	967	44,395
International Speedway Corporation - Class A	1,534	50,745
Jack in the Box, Inc.	580	49,416
La Quinta Holdings, Inc.	2,295	27,265
Las Vegas Sands Corporation	857	39,628
Lindblad Expeditions Holdings, Inc.	748	7,480
Marcus Corporation (The)	2,534	49,160
Marriott Vacations Worldwide Corporation	858	51,995
McDonald's Corporation	257	31,369
MGM Resorts International	1,866	42,638
Norwegian Cruise Line Holdings Ltd.	886	41,119
Panera Bread Company - Class A	250	54,787
Papa John's International, Inc.	356	22,549
Penn National Gaming, Inc.	1,980	31,027
Red Robin Gourmet Burgers, Inc.	677	34,331
Royal Caribbean Cruises Ltd.	548	42,410
Ruth's Hospitality Group, Inc.	1,414	23,487
SeaWorld Entertainment, Inc.	2,191	38,255
Six Flags Entertainment Corporation	1,296	74,766
Sonic Corporation	861	25,649
Speedway Motorsports, Inc.	2,932	50,753
Starbucks Corporation	755	41,442
Texas Roadhouse, Inc.	1,896	84,960
Vail Resorts, Inc.	600	78,750
Wendy's Company (The)	6,758	69,472
Wingstop, Inc.	277	7,728
Wynn Resorts Ltd.	189	18,178
Yum! Brands, Inc.	593	48,679
Zoe's Kitchen, Inc.	106	3,913
		2,152,636
Household Durables — 2.3%
CalAtlantic Group, Inc.	1,800	66,582
Cavco Industries, Inc.	269	26,717

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)
COMMON STOCKS — 90.5% (Continued)	Shares	Value
Consumer Discretionary — 17.2% (Continued)
Household Durables — 2.3% (Continued)
Century Communities, Inc.	412	$7,461
D.R. Horton, Inc.	1,498	45,779
Harman International Industries, Inc.	179	14,005
Helen of Troy Ltd.	451	46,376
Installed Building Products, Inc.	1,981	66,225
Leggett & Platt, Inc.	393	19,752
Lennar Corporation - Class A	947	43,155
LGI Homes, Inc.	324	8,755
Libbey, Inc.	691	11,809
M/I Homes, Inc.	924	17,445
MDC Holdings, Inc.	1,960	45,550
Meritage Homes Corporation	1,228	44,810
Mohawk Industries, Inc.	244	47,992
Newell Brands, Inc.	1,074	51,219
PulteGroup, Inc.	929	17,428
Taylor Morrison Home Corporation - Class A	3,485	51,927
Tempur Sealy International, Inc.	390	22,706
Toll Brothers, Inc.	1,775	51,741
TRI Pointe Group, Inc.	3,964	46,220
Universal Electronics, Inc.	776	50,386
WCI Communities, Inc.	1,943	33,439
Whirlpool Corporation	227	39,639
		877,118
Internet & Catalog Retail — 1.1%
1-800-FLOWERS.COM, Inc. - Class A	3,988	32,143
Amazon.com, Inc.	76	54,932
Etsy, Inc.	887	8,205
Expedia, Inc.	360	40,046
FTD Companies, Inc.	1,664	45,327
Groupon, Inc.	17,803	63,023
Liberty Interactive Corporation QVC Group - Series A	131	3,534
Liberty TripAdvisor Holdings, Inc. - Series A	1,304	29,953
Netflix, Inc.	436	44,721
Overstock.com, Inc.	857	14,612
Shutterfly, Inc.	868	41,925
TripAdvisor, Inc.	615	41,660
		420,081
Leisure Products — 0.5%
Brunswick Corporation	112	5,362
Callaway Golf Company	6,207	62,443

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)
COMMON STOCKS — 90.5% (Continued)	Shares	Value
Consumer Discretionary — 17.2% (Continued)
Leisure Products — 0.5% (Continued)
Hasbro, Inc.	108	$9,427
Mattel, Inc.	1,722	54,897
Sturm Ruger & Company, Inc.	664	43,977
Vista Outdoor, Inc.	723	36,280
		212,386
Media — 1.9%
AMC Entertainment Holdings, Inc. - Class A	2,696	77,483
Cable One, Inc.	21	10,290
Cinemark Holdings, Inc.	366	13,242
DISH Network Corporation - Class A	771	38,473
E.W. Scripps Company (The) - Class A	3,115	52,519
Gannett Company, Inc.	292	4,561
Global Eagle Entertainment, Inc.	5,334	38,671
Liberty Braves Group - Series A	52	809
Liberty Broadband Corporation - Series A	66	3,815
Liberty Media Group - Series A	131	2,552
Liberty SiriusXM Group - Series A	526	16,774
Lions Gate Entertainment Corporation	2,215	49,395
Live Nation Entertainment, Inc.	2,562	61,872
Loral Space & Communications, Inc.	981	37,641
MDC Partners, Inc. - Class A	199	3,570
Morningstar, Inc.	130	10,976
New Media Investment Group, Inc.	2,359	41,117
New York Times Company (The) - Class A	4,846	58,588
News Corporation - Class A	3,643	43,570
Pandora Media, Inc.	2,456	28,956
Scholastic Corporation	1,412	55,139
Sirius XM Holdings, Inc.	6,532	26,259
Tribune Media Company - Class A	1,089	43,832
		720,104
Multiline Retail — 0.7%
Burlington Stores, Inc.	1,333	80,460
Dollar Tree, Inc.	631	57,131
Fred's, Inc. - Class A	3,784	55,549
Kohl's Corporation	317	11,425
Macy’s, Inc.	158	5,247
Ollie's Bargain Outlet Holdings, Inc.	270	6,769
Target Corporation	476	32,739
Tuesday Morning Corporation	742	5,045
		254,365

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)
COMMON STOCKS — 90.5% (Continued)	Shares	Value
Consumer Discretionary — 17.2% (Continued)
Specialty Retail — 2.7%
Aaron's, Inc.	739	$18,549
Abercrombie & Fitch Company - Class A	2,522	50,163
Advance Auto Parts, Inc.	180	27,691
American Eagle Outfitters, Inc.	618	9,666
America's Car-Mart, Inc.	90	2,140
Asbury Automotive Group, Inc.	253	14,193
Ascena Retail Group, Inc.	2,718	19,624
AutoNation, Inc.	436	21,992
Barnes & Noble Education, Inc.	215	2,042
Barnes & Noble, Inc.	3,277	38,112
Boot Barn Holdings, Inc.	483	3,676
Cabela's, Inc.	727	35,303
CarMax, Inc.	428	22,966
Chico's FAS, Inc.	4,457	48,358
Children's Place, Inc. (The)	210	14,801
CST Brands, Inc.	1,905	72,257
Finish Line, Inc. (The) - Class A	375	6,799
Five Below, Inc.	1,329	55,632
Guess?, Inc.	238	3,753
Haverty Furniture Companies, Inc.	1,384	25,729
Home Depot, Inc. (The)	55	7,267
Lithia Motors, Inc. - Class A	677	55,744
Lowe's Companies, Inc.	607	48,639
Lumber Liquidators Holdings, Inc.	245	3,209
MarineMax, Inc.	1,368	23,229
Monro Muffler Brake, Inc.	1,075	67,671
Murphy USA, Inc.	321	21,825
Office Depot, Inc.	2,941	10,529
O'Reilly Automotive, Inc.	37	9,784
Penske Automotive Group, Inc.	530	20,946
Restoration Hardware Holdings, Inc.	625	20,787
Shoe Carnival, Inc.	151	3,518
Signet Jewelers Ltd.	242	23,951
Sportman's Warehouse Holdings, Inc.	1,172	10,126
Staples, Inc.	3,841	33,801
Tailored Brands, Inc.	543	7,488
Tiffany & Company	144	8,922
Tile Shop Holdings, Inc.	3,699	67,507

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)
COMMON STOCKS — 90.5% (Continued)	Shares	Value
Consumer Discretionary — 17.2% (Continued)
Specialty Retail — 2.7% (Continued)
Tractor Supply Company	494	$47,473
Ulta Salon Cosmetics & Fragrance, Inc.	243	56,621
		1,042,483
Textiles, Apparel & Luxury Goods — 1.2%
Coach, Inc.	349	13,758
Columbia Sportswear Company	771	40,994
Crocs, Inc.	5,128	50,459
G-III Apparel Group Ltd.	105	4,108
Hanesbrands, Inc.	1,603	43,393
Kate Spade & Company	3,609	78,893
NIKE, Inc. - Class B	742	40,973
PVH Corporation	429	40,240
Ralph Lauren Corporation	35	3,302
Sequential Brands Group, Inc.	9	73
Skechers U.S.A., Inc. - Class A	430	13,403
Under Armour, Inc. - Class A	636	23,996
Under Armour, Inc. - Class C	473	16,541
Unifi, Inc.	1,318	33,121
Vera Bradley, Inc.	186	2,850
VF Corporation	520	32,406
Wolverine World Wide, Inc.	297	5,408
		443,918
Consumer Staples — 18.7%
Beverages — 2.1%
Brown-Forman Corporation - Class B	203	19,908
Coca-Cola Bottling Company Consolidated	1,659	204,886
Coca-Cola Company (The)	2,915	130,009
Coca-Cola European Partners plc	997	38,694
Constellation Brands, Inc. - Class A	900	137,835
Molson Coors Brewing Company - Class B	1,560	154,721
Monster Beverage Corporation	163	24,450
PepsiCo, Inc.	745	75,372
		785,875
Food & Staples Retailing — 5.6%
Anderson's, Inc. (The)	8,852	316,725
Casey's General Stores, Inc.	2,333	280,450
Chefs' Warehouse, Inc. (The)	5,439	82,564
Costco Wholesale Corporation	850	126,455
Diplomat Pharmacy, Inc.	897	29,224

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)
COMMON STOCKS — 90.5% (Continued)	Shares	Value
Consumer Staples — 18.7% (Continued)
Food & Staples Retailing — 5.6% (Continued)
Ingles Markets, Inc. - Class A	2,611	$97,338
Kroger Company (The)	3,369	120,475
Natural Grocers by Vitamin Cottage, Inc.	9,450	125,212
PriceSmart, Inc.	902	79,908
Smart & Final Stores, Inc.	7,108	112,804
SpartanNash Company	8,884	263,944
Sysco Corporation	3,209	154,385
United Natural Foods, Inc.	1,054	39,272
Walgreens Boots Alliance, Inc.	1,570	121,518
Weis Markets, Inc.	3,317	166,414
		2,116,688
Food Products — 9.7%
Archer-Daniels-Midland Company	2,393	102,349
Blue Buffalo Pet Products, Inc.	1,190	30,750
Bunge Ltd.	1,156	77,533
Calavo Growers, Inc.	5,693	322,281
Campbell Soup Company	1,006	60,933
ConAgra Foods, Inc.	3,129	142,995
Darling Ingredients, Inc.	10,187	156,370
Dean Foods Company	15,243	278,642
Farmer Brothers Company	5,486	154,980
Flowers Foods, Inc.	7,970	149,437
Fresh Del Monte Produce, Inc.	6,265	328,098
General Mills, Inc.	547	34,341
Hain Celestial Group, Inc. (The)	3,416	168,887
Hershey Company (The)	1,168	108,449
Ingredion, Inc.	517	60,701
JM Smucker Company (The)	1,107	142,969
Kellogg Company	1,961	145,840
Kraft Heinz Company (The)	996	82,857
McCormick & Company, Inc.	1,455	141,237
Omega Protein Corporation	764	15,081
Post Holdings, Inc.	1,623	123,364
Seaboard Corporation	26	78,520
Snyder's-Lance, Inc.	7,561	233,711
Tootsie Roll Industries, Inc.	2,401	85,932
TreeHouse Foods, Inc.	3,107	294,233
Tyson Foods, Inc. - Class A	516	32,910
WhiteWave Foods Company (The)	3,166	141,362
		3,694,762

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)
COMMON STOCKS — 90.5% (Continued)	Shares	Value
Consumer Staples — 18.7% (Continued)
Household Products — 0.8%
Colgate-Palmolive Company	528	$37,176
Energizer Holdings, Inc.	83	3,928
Kimberly Clark Corporation	1,093	138,855
Spectrum Brands Holdings, Inc.	1,236	144,081
		324,040
Personal Products — 0.5%
Edgewell Personal Care Company	2,229	177,049

Energy — 8.9%
Energy Equipment & Services — 1.1%
Baker Hughes, Inc.	80	3,710
Bristow Group, Inc.	1,017	13,638
Diamond Offshore Drilling, Inc.	775	20,011
Halliburton Company	936	39,480
Helix Energy Solutions Group, Inc.	1,026	8,218
Matrix Service Company	2,960	49,047
McDermott International, Inc.	7,559	35,905
Patterson-UTI Energy, Inc.	3,662	68,150
Pioneer Energy Services Corporation	1,122	4,006
SEACOR Holdings, Inc.	491	28,169
Superior Energy Services, Inc.	3,810	65,684
TETRA Technologies, Inc.	3,915	21,415
Unit Corporation	569	7,949
U.S. Silica Holdings, Inc.	886	25,278
USA Compression Partners, L.P.	2,421	36,848
		427,508
Oil, Gas & Consumable Fuels — 7.8%
Alon USA Energy, Inc.	492	3,715
Anadarko Petroleum Corporation	1,107	57,409
Antero Resources Corporation	280	8,128
Apache Corporation	1,292	73,825
Atlas Energy Group, LLC	2	1
Buckeye Partners, L.P.	279	20,066
Cabot Oil & Gas Corporation	2,517	60,332
California Resources Corporation	58	88
Callon Petroleum Company	10,513	119,743
Calumet Specialty Products Partners, L.P.	212	929
Carrizo Oil & Gas, Inc.	995	38,308
Cheniere Energy Partners LP Holdings, LLC	2,228	44,449
Cheniere Energy, Inc.	263	8,450

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)
COMMON STOCKS — 90.5% (Continued)	Shares	Value
Energy — 8.9% (Continued)
Oil, Gas & Consumable Fuels — 7.8% (Continued)
Chevron Corporation	509	$51,409
Cimarex Energy Company	596	69,303
Cobalt International Energy, Inc.	5,534	12,396
Columbia Pipeline Partners, L.P.	497	7,321
Concho Resources, Inc.	534	64,796
ConocoPhillips	1,238	54,212
CONSOL Energy, Inc.	329	5,053
Continental Resources, Inc.	1,675	70,451
CrossAmerica Partners, L.P.	1,939	44,597
Devon Energy Corporation	1,783	64,348
Diamondback Energy, Inc.	953	86,675
Dominion Midstream Partners, L.P.	337	9,746
Dorian LPG Ltd.	527	4,711
Eclipse Resources Corporation	2,720	7,262
Enbridge Energy Management, LLC	369	8,066
Enbridge Energy Partners, L.P.	1,114	24,218
Energen Corporation	1,636	77,906
Energy Transfer Equity, L.P.	1,387	17,532
Energy Transfer Partners, L.P.	417	15,120
EnLink Midstream, LLC	4,121	64,576
EnLink Midstream Partners, L.P.	3,425	53,910
Enterprise Products Partners, L.P.	384	10,660
EOG Resources, Inc.	649	52,803
EQT Corporation	725	53,106
Genesis Energy, L.P.	943	35,523
Gulfport Energy Corporation	2,132	65,538
Hess Corporation	996	59,690
Kinder Morgan, Inc.	338	6,111
Kosmos Energy Ltd.	11,074	63,565
Laredo Petroleum, Inc.	517	6,261
Marathon Oil Corporation	3,435	44,895
Matador Resources Company	3,334	75,748
Memorial Resource Development Corporation	1,726	27,271
MPLX, L.P.	487	15,535
Murphy Oil Corporation	1,138	35,176
Newfield Exploration Company	1,884	76,811
NGL Energy Partners, L.P.	756	11,355
Noble Energy, Inc.	1,565	55,949
NuStar GP Holdings, LLC	2,665	66,705
Occidental Petroleum Corporation	837	63,143

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)
COMMON STOCKS — 90.5% (Continued)	Shares	Value
Energy — 8.9% (Continued)
Oil, Gas & Consumable Fuels — 7.8% (Continued)
Par Pacific Holdings, Inc.	2,304	$35,251
Parsley Energy, Inc. - Class A	3,600	93,852
PBF Energy, Inc. - Class A	880	23,206
PDC Energy, Inc.	1,277	74,130
Phillips 66	57	4,581
Pioneer Natural Resources Company	364	58,356
QEP Resources, Inc.	3,562	66,360
Range Resources Corporation	187	7,964
Rice Energy, Inc.	4,681	94,790
Rice Midstream Partners, L.P.	1,990	36,397
RSP Permian, Inc.	1,636	53,873
SemGroup Corporation - Class A	1,338	42,535
Southwestern Energy Company	891	12,180
Spectra Energy Corporation	292	9,303
Summit Midstream Partners, L.P.	3,481	72,892
Sunoco Logistics Partners, L.P.	202	5,545
Synergy Resources Corporation	7,769	46,925
Tallgrass Energy Partners, L.P.	570	25,798
Targa Resources Corporation	1,266	54,223
Tesoro Logistics, L.P.	288	14,155
Western Gas Equity Partners, L.P.	696	29,267
Western Gas Partners, L.P.	114	5,681
Whiting Petroleum Corporation	261	3,223
Williams Partners, L.P.	293	9,353
WPX Energy, Inc.	847	8,716
		2,963,452
Financials — 0.0% (a)
Real Estate Investment Trusts (REITs) — 0.0% (a)
Equinix, Inc.	8	2,896

Health Care — 18.1%
Health Care Equipment & Supplies — 11.7%
ABIOMED, Inc.	423	42,008
Accuray, Inc.	11,270	61,422
Alere, Inc.	2,683	115,235
Align Technology, Inc.	68	5,361
Analogic Corporation	904	74,128
AngioDynamics, Inc.	3,864	46,407
AtriCure, Inc.	5,443	78,869
Baxter International, Inc.	1,468	63,359

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)
COMMON STOCKS — 90.5% (Continued)	Shares	Value
Health Care — 18.1% (Continued)
Health Care Equipment & Supplies — 11.7% (Continued)
Becton, Dickinson and Company	813	$135,324
Boston Scientific Corporation	6,654	151,112
Cantel Medical Corporation	1,416	94,065
Cardiovascular Systems, Inc.	5,424	91,611
Cerus Corporation	3,888	21,617
CONMED Corporation	1,533	61,044
Cooper Companies, Inc. (The)	802	130,574
Cynosure, Inc. - Class A	404	19,299
DENTSPLY SIRONA, Inc.	1,748	108,656
DexCom, Inc.	1,913	123,369
Edwards Lifesciences Corporation	38	3,743
Endologix, Inc.	10,006	126,776
Entellus Medical, Inc.	351	6,297
Glaukos Corporation	4,241	103,268
Greatbatch, Inc.	816	25,753
Haemonetics Corporation	3,781	105,868
Halyard Health, Inc.	1,686	52,418
HeartWare International, Inc.	2,399	70,531
Hill-Rom Holdings, Inc.	3,751	184,287
Hologic, Inc.	2,960	101,854
ICU Medical, Inc.	263	27,349
IDEXX Laboratories, Inc.	1,525	133,544
Inogen, Inc.	1,582	75,525
Insulet Corporation	3,843	115,367
Integra LifeSciences Holdings Corporation	3,090	230,854
Invacare Corporation	4,796	51,317
K2M Group Holdings, Inc.	5,566	69,575
LDR Holding Corporation	3,953	83,132
Merit Medical Systems, Inc.	4,964	93,174
Neogen Corporation	2,200	108,614
Nevro Corporation	1,764	122,986
NuVasive, Inc.	1,190	64,700
Nuvectra Corporation	272	2,448
NxStage Medical, Inc.	5,976	112,946
Orthofix International N.V.	710	31,403
Quidel Corporation	5,151	85,558
SeaSpine Holdings Corporation	51	509
Spectranetics Corporation (The)	6,948	127,287
STERIS plc	252	17,496
Stryker Corporation	389	43,241

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)
COMMON STOCKS — 90.5% (Continued)	Shares	Value
Health Care — 18.1% (Continued)
Health Care Equipment & Supplies — 11.7% (Continued)
Teleflex, Inc.	811	$130,652
Vascular Solutions, Inc.	671	25,558
West Pharmaceutical Services, Inc.	3,170	238,004
ZELTIQ Aesthetics, Inc.	3,598	102,399
Zimmer Biomet Holdings, Inc.	1,156	141,159
		4,439,052
Health Care Providers & Services — 3.0%
Acadia Healthcare Company, Inc.	2,624	154,475
Amedisys, Inc.	2,303	117,154
AmerisourceBergen Corporation	4	300
Brookdale Senior Living, Inc.	267	4,790
Capital Senior Living Corporation	732	13,388
Civitas Solutions, Inc.	430	9,352
Cross Country Healthcare, Inc.	3,357	45,722
DaVita HealthCare Partners, Inc.	359	27,758
Envision Healthcare Holdings, Inc.	4,005	99,364
Healthways, Inc.	2,643	31,716
Henry Schein, Inc.	350	60,806
HMS Holdings Corporation	6,329	104,587
Laboratory Corporation of America Holdings	580	74,211
LifePoint Health, Inc.	2,450	162,410
Owens & Minor, Inc.	2,012	75,027
PharMerica Corporation	1,594	42,353
Providence Service Corporation (The)	301	14,316
Team Health Holdings, Inc.	2,025	97,139
Universal Health Services, Inc. - Class B	65	8,766
		1,143,634
Health Care Technology — 2.1%
Allscripts Healthcare Solutions, Inc.	14,349	193,568
athenahealth, Inc.	1,128	143,109
Cerner Corporation	1,851	102,934
Imprivata, Inc.	988	13,427
Medidata Solutions, Inc.	4,456	204,709
Omnicell, Inc.	237	7,667
Press Ganey Holdings, Inc.	2,566	87,321
Veeva Systems, Inc. - Class A	1,549	51,039
		803,774
Pharmaceuticals — 1.3%
Abbott Laboratories	2,838	112,470
Akorn, Inc.	189	5,649

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)
COMMON STOCKS — 90.5% (Continued)	Shares	Value
Health Care — 18.1% (Continued)
Pharmaceuticals — 1.3% (Continued)
Allergan plc	351	$82,748
Bristol-Myers Squibb Company	353	25,310
Eli Lilly & Company	1,194	89,586
Mallinckrodt plc	1,048	66,401
Merck & Company, Inc.	782	43,996
Zoetis, Inc.	1,759	83,412
		509,572
Industrials — 8.4%
Aerospace & Defense — 1.4%
AAR Corporation	1,156	28,218
Aerojet Rocketdyne Holdings, Inc.	1,697	29,256
AeroVironment, Inc.	1,209	34,831
B/E Aerospace, Inc.	407	19,390
Boeing Company (The)	233	29,393
BWX Technologies, Inc.	1,582	55,639
Cubic Corporation	392	15,994
Curtiss-Wright Corporation	195	16,228
DigitalGlobe, Inc.	1,057	22,123
Engility Holdings, Inc.	88	2,071
Esterline Technologies Corporation	449	30,267
Hexcel Corporation	851	37,163
KLX, Inc.	212	6,973
L-3 Communications Holdings, Inc.	302	41,437
Lockheed Martin Corporation	42	9,922
Moog, Inc. - Class A	372	20,062
Orbital ATK, Inc.	266	23,150
Rockwell Collins, Inc.	166	14,674
Spirit AeroSystems Holdings, Inc. - Class A	468	21,893
TASER International, Inc.	109	2,438
Textron, Inc.	803	30,562
Triumph Group, Inc.	618	23,317
		515,001
Air Freight & Logistics — 0.3%
Air Transport Services Group, Inc.	2,823	35,711
Echo Global Logistics, Inc.	1,060	24,020
FedEx Corporation	216	35,634
Hub Group, Inc. - Class A	323	12,926
United Parcel Service, Inc. - Class B	235	24,226
		132,517

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)
COMMON STOCKS — 90.5% (Continued)	Shares	Value
Industrials — 8.4% (Continued)
Building Products — 1.3%
A.O. Smith Corporation	279	$22,962
Advanced Drainage Systems, Inc.	1,080	26,255
Apogee Enterprises, Inc.	179	8,094
Armstrong Flooring, Inc.	510	8,461
Armstrong World Industries, Inc.	1,187	49,082
Builders FirstSource, Inc.	1,043	12,266
Continental Building Products, Inc.	1,564	35,831
Fortune Brands Home & Security, Inc.	677	39,720
Gibraltar Industries, Inc.	1,324	39,561
Griffon Corporation	473	7,970
Lennox International, Inc.	249	34,200
Masonite International Corporation	670	46,786
NCI Building Systems, Inc.	2,469	39,751
Owens Corning	866	44,227
Quanex Building Products Corporation	1,606	31,992
Simpson Manufacturing Company, Inc.	255	10,090
USG Corporation	1,997	57,633
		514,881
Commercial Services & Supplies — 1.7%
ABM Industries, Inc.	1,175	40,150
Brady Corporation - Class A	1,309	41,613
Brink's Company (The)	1,018	29,675
Clean Harbors, Inc.	1,185	61,015
Covanta Holding Corporation	819	13,653
Ennis, Inc.	637	11,631
Essendant, Inc.	210	6,466
Healthcare Services Group, Inc.	1,546	60,294
HNI Corporation	524	24,141
InnerWorkings, Inc.	267	2,301
Interface, Inc.	552	9,362
KAR Auction Services, Inc.	1,200	49,248
McGrath RentCorp	674	19,229
Mobile Mini, Inc.	893	30,764
MSA Safety, Inc.	140	7,052
Republic Services, Inc.	806	38,914
Rollins, Inc.	1,193	33,905
Steelcase, Inc. - Class A	657	10,486
Stericycle, Inc.	258	25,281
Team, Inc.	319	9,672
Tetra Tech, Inc.	308	9,425

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)
COMMON STOCKS — 90.5% (Continued)	Shares	Value
Industrials — 8.4% (Continued)
Commercial Services & Supplies — 1.7% (Continued)
Tyco International plc	908	$38,699
US Ecology, Inc.	213	9,651
Viad Corporation	279	8,875
Waste Management, Inc.	637	38,825
		630,327
Electrical Equipment — 0.7%
Acuity Brands, Inc.	149	38,597
Babcock & Wilcox Enterprises, Inc.	310	6,743
Belden, Inc.	829	53,611
Eaton Corporation plc	296	18,242
Encore Wire Corporation	180	7,018
Franklin Electric Company, Inc.	792	26,437
II-VI, Inc.	1,242	25,312
Powell Industries, Inc.	70	2,492
Regal-Beloit Corporation	901	51,474
Sensata Technologies Holding N.V.	542	20,043
Sunrun, Inc.	352	2,232
Vicor Corporation	200	2,032
		254,233
Industrial Conglomerates — 0.3%
Carlisle Companies, Inc.	60	6,229
Danaher Corporation	197	19,377
General Electric Company	1,240	37,485
Raven Industries, Inc.	1,753	35,341
		98,432
Machinery — 0.9%
Actuant Corporation - Class A	1,171	31,957
Albany International Corporation - Class A	813	31,975
Astec Industries, Inc.	738	39,365
Briggs & Stratton Corporation	1,502	33,525
Chart Industries, Inc.	297	7,710
CIRCOR International, Inc.	563	31,551
Energy Recovery, Inc.	613	6,590
EnPro Industries, Inc.	593	29,988
Gorman-Rupp Company (The)	612	18,941
Harsco Corporation	560	3,685
John Bean Technologies Corporation	243	14,745
Joy Global, Inc.	714	12,160
Kennametal, Inc.	469	11,481
Milacron Holdings Corporation	276	4,526

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)
COMMON STOCKS — 90.5% (Continued)	Shares	Value
Industrials — 8.4% (Continued)
Machinery — 0.9% (Continued)
RBC Bearings, Inc.	340	$25,466
SPX Corporation	437	7,241
Tennant Company	83	4,457
Titan International, Inc.	826	5,237
TriMas Corporation	649	11,091
Watts Water Technologies, Inc. - Class A	184	10,589
		342,280
Professional Services — 0.7%
Advisory Board Company (The)	959	31,484
CEB, Inc.	270	17,215
Equifax, Inc.	19	2,389
Insperity, Inc.	26	1,871
Kelly Services, Inc. - Class A	1,553	30,780
Mistras Group, Inc.	701	17,392
Navigant Consulting, Inc.	366	5,830
Nielsen Holdings plc	288	15,376
On Assignment, Inc.	644	24,260
Paylocity Holding Corporation	804	29,515
TransUnion	1,916	63,420
Verisk Analytics, Inc.	139	11,035
WageWorks, Inc.	512	28,698
		279,265
Road & Rail — 0.6%
AMERCO	12	4,520
Celadon Group, Inc.	375	3,705
CSX Corporation	1,236	32,667
Genesee & Wyoming, Inc. - Class A	879	52,802
J.B. Hunt Transport Services, Inc.	427	35,321
Kansas City Southern	419	39,009
Knight Transportation, Inc.	584	15,254
Norfolk Southern Corporation	76	6,389
Old Dominion Freight Line, Inc.	108	6,950
P.A.M. Transportation Services, Inc.	38	782
Ryder System, Inc.	68	4,734
Union Pacific Corporation	248	20,879
Werner Enterprises, Inc.	422	10,504
		233,516
Trading Companies & Distributors — 0.4%
Applied Industrial Technologies, Inc.	50	2,260
Beacon Roofing Supply, Inc.	1,213	52,341

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)
COMMON STOCKS — 90.5% (Continued)	Shares	Value
Industrials — 8.4% (Continued)
Trading Companies & Distributors — 0.4% (Continued)
BMC Stock Holdings, Inc.	1,605	$31,490
DXP Enterprises, Inc.	230	3,193
Fastenal Company	207	9,528
HD Supply Holdings, Inc.	254	8,966
MRC Global, Inc.	462	6,556
NOW, Inc.	1,788	31,004
Univar, Inc.	400	7,464
		152,802
Transportation Infrastructure — 0.1%
Macquarie Infrastructure Corporation	590	42,250
Wesco Aircraft Holdings, Inc.	1,070	15,076
		57,326
Information Technology — 10.7%
Communications Equipment — 2.0%
ADTRAN, Inc.	2,583	50,239
Arista Networks, Inc.	531	38,917
ARRIS International plc	1,038	25,016
Ciena Corporation	2,674	46,688
CommScope Holding Company, Inc.	1,105	34,421
EchoStar Corporation - Class A	1,124	45,005
Finisar Corporation	2,911	48,963
Harmonic, Inc.	2,948	8,431
Harris Corporation	747	58,841
Infinera Corporation	2,734	35,843
Ixia	3,696	37,551
Juniper Networks, Inc.	1,769	41,412
Lumentum Holdings, Inc.	141	3,573
Motorola Solutions, Inc.	824	57,078
NETGEAR, Inc.	858	38,610
Oclaro, Inc.	2,074	10,391
Palo Alto Networks, Inc.	436	56,881
ShoreTel, Inc.	4,705	31,053
ViaSat, Inc.	817	56,398
Viavi Solutions, Inc.	4,429	30,250
		755,561
Electronic Equipment, Instruments & Components — 2.5%
Amphenol Corporation - Class A	931	54,668
Anixter International, Inc.	59	3,552
Arrow Electronics, Inc.	1,000	64,620

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)
COMMON STOCKS — 90.5% (Continued)	Shares	Value
Information Technology — 10.7% (Continued)
Electronic Equipment, Instruments & Components — 2.5% (Continued)
Avnet, Inc.	1,500	$61,545
Badger Meter, Inc.	600	45,000
Corning, Inc.	3,764	78,630
CTS Corporation	1,043	18,649
DTS, Inc.	378	9,771
FARO Technologies, Inc.	809	28,630
FEI Company	375	40,294
Flextronics International Ltd.	6,268	78,037
InvenSense, Inc.	4,274	26,413
Itron, Inc.	1,152	50,746
Jabil Circuit, Inc.	179	3,415
Knowles Corporation	2,461	35,980
Littelfuse, Inc.	282	32,297
Mercury Systems, Inc.	2,122	45,092
National Instruments Corporation	1,838	52,512
Novanta, Inc.	1,923	29,441
OSI Systems, Inc.	432	23,017
Trimble Navigation Ltd.	2,900	74,182
TTM Technologies, Inc.	720	5,638
Universal Display Corporation	861	57,816
Vishay Intertechnology, Inc.	791	10,251
Zebra Technologies Corporation - Class A	615	32,663
		962,859
Internet Software & Services — 1.6%
Actua Corporation	1,217	11,817
Akamai Technologies, Inc.	213	11,626
Alphabet, Inc. - Class A	23	17,224
Bankrate, Inc.	204	1,854
Bazaarvoice, Inc.	762	2,835
Benefitfocus, Inc.	473	17,364
Blucora, Inc.	783	7,031
comScore, Inc.	637	20,626
Cornerstone OnDemand, Inc.	899	35,969
CoStar Group, Inc.	123	25,411
Demandware, Inc.	637	30,570
EarthLink Holdings Corporation	2,249	14,753
Envestnet, Inc.	57	1,926
Facebook, Inc. - Class A	246	29,227
Five9, Inc.	792	8,070

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)
COMMON STOCKS — 90.5% (Continued)	Shares	Value
Information Technology — 10.7% (Continued)
Internet Software & Services — 1.6% (Continued)
GoDaddy, Inc. - Class A	1,034	$33,636
Gogo, Inc.	679	7,632
GTT Communications, Inc.	1,131	21,195
Hortonworks, Inc.	1,288	15,044
IAC/InterActiveCorp	52	2,906
inContact, Inc.	713	9,896
Instructure, Inc.	667	11,572
Internap Corporation	986	2,140
Intralinks Holdings, Inc.	2,179	17,083
LinkedIn Corporation - Class A	133	18,155
LivePerson, Inc.	1,262	8,809
Marketo, Inc.	1,091	38,436
Monster Worldwide, Inc.	2,773	7,348
New Relic, Inc.	823	24,822
PayPal Holdings, Inc.	419	15,834
Q2 Holdings, Inc.	1,106	27,628
Rackspace Hosting, Inc.	804	20,100
Stamps.com, Inc.	217	19,745
Twitter, Inc.	1,052	16,011
Yahoo!, Inc.	697	26,444
Yelp, Inc.	1,038	27,185
		607,924
IT Services — 0.7%
Acxiom Corporation	712	15,080
Black Knight Financial Services, Inc. - Class A	116	4,060
Blackhawk Network Holdings, Inc.	365	12,563
Computer Sciences Corporation	681	33,505
CSRA, Inc.	186	4,607
EPAM Systems, Inc.	60	4,591
Fidelity National Information Services, Inc.	112	8,318
FleetCor Technologies, Inc.	30	4,467
Gartner, Inc.	272	27,641
Genpact Ltd.	141	3,975
Leidos Holdings, Inc.	133	6,570
Sabre Corporation	788	22,198
ServiceSource International, Inc.	808	3,006
Teradata Corporation	924	26,186
Unisys Corporation	317	2,676
Vantiv, Inc. - Class A	509	27,369
VeriFone Systems, Inc.	1,451	38,306

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)
COMMON STOCKS — 90.5% (Continued)	Shares	Value
Information Technology — 10.7% (Continued)
IT Services — 0.7% (Continued)
WEX, Inc.	148	$13,655
Xerox Corporation	1,919	19,132
		277,905
Software — 3.1%
Adobe Systems, Inc.	271	26,956
Autodesk, Inc.	437	25,464
Barracuda Networks, Inc.	1,178	20,273
Blackbaud, Inc.	503	31,523
Bottomline Technologies (de), Inc.	603	15,111
BroadSoft, Inc.	266	11,598
Callidus Software, Inc.	1,654	30,698
CDK Global, Inc.	90	4,977
Citrix Systems, Inc.	321	27,259
CommVault Systems, Inc.	481	21,780
Ellie Mae, Inc.	422	35,748
EPIQ Systems, Inc.	148	2,254
FireEye, Inc.	1,399	22,272
Fortinet, Inc.	730	24,973
Gigamon, Inc.	420	13,083
Guidewire Software, Inc.	559	32,813
HubSpot, Inc.	631	30,137
Imperva, Inc.	634	24,206
Infoblox, Inc.	1,498	28,177
Interactive Intelligence Group, Inc.	781	32,201
Intuit, Inc.	241	25,705
Manhattan Associates, Inc.	57	3,758
Microsoft Corporation	136	7,208
MobileIron, Inc.	357	1,178
NetScout Systems, Inc.	1,333	32,339
NetSuite, Inc.	299	23,714
Nuance Communications, Inc.	1,356	22,672
Paycom Software, Inc.	282	11,404
Pegasystems, Inc.	668	17,615
Proofpoint, Inc.	550	32,241
PROS Holdings, Inc.	814	11,388
PTC, Inc.	659	23,553
Qlik Technologies, Inc.	973	27,925
RealPage, Inc.	1,204	26,187
Red Hat, Inc.	314	24,323
Rubicon Project, Inc. (The)	1,546	22,649

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)
COMMON STOCKS — 90.5% (Continued)	Shares	Value
Information Technology — 10.7% (Continued)
Software — 3.1% (Continued)
salesforce.com, inc.	331	$27,708
ServiceNow, Inc.	328	23,495
Splunk, Inc.	453	26,025
SS&C Technologies Holdings, Inc.	278	17,122
Synchronoss Technologies, Inc.	167	5,890
Synopsys, Inc.	500	25,835
Tableau Software, Inc. - Class A	373	19,187
Take-Two Interactive Software, Inc.	1,016	39,533
Tyler Technologies, Inc.	129	19,774
Ultimate Software Group, Inc. (The)	145	29,650
Varonis Systems, Inc.	820	19,942
Verint Systems, Inc.	693	22,862
VMware, Inc. - Class A	100	6,056
Workday, Inc. - Class A	323	24,496
Workiva, Inc.	1,849	25,516
Zendesk, Inc.	1,445	35,388
Zynga, Inc. - Class A	12,815	32,935
		1,176,776
Technology Hardware, Storage & Peripherals — 0.8%
3D Systems Corporation	247	3,307
Avid Technology, Inc.	517	3,076
Cray, Inc.	1,348	44,915
Diebold, Inc.	1,636	42,291
Eastman Kodak Company	212	2,779
Electronics For Imaging, Inc.	1,225	53,692
NCR Corporation	1,863	57,529
Nimble Storage, Inc.	3,506	31,309
Quantum Corporation	1,886	720
Seagate Technology plc	787	17,755
Stratasys Ltd.	983	22,432
		279,805
Materials — 8.4%
Chemicals — 3.3%
A. Schulman, Inc.	651	16,477
Air Products and Chemicals, Inc.	422	60,194
Albemarle Corporation	1,127	88,469
American Vanguard Corporation	578	7,572
Ashland, Inc.	535	60,648
Axalta Coating Systems Ltd.	1,545	43,492
Balchem Corporation	115	6,894

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)
COMMON STOCKS — 90.5% (Continued)	Shares	Value
Materials — 8.4% (Continued)
Chemicals — 3.3% (Continued)
Cabot Corporation	1,256	$57,412
Celanese Corporation - Series A	850	59,908
CF Industries Holdings, Inc.	235	6,500
Chemours Company (The)	15	131
Eastman Chemical Company	414	30,371
Ecolab, Inc.	347	40,682
Ferro Corporation	5,697	78,789
Flotek Industries, Inc.	3,110	36,574
FMC Corporation	1,691	80,306
H.B. Fuller Company	1,868	85,293
Huntsman Corporation	177	2,643
Innophos Holdings, Inc.	431	16,524
Intrepid Potash, Inc.	3,213	4,080
Koppers Holdings, Inc.	196	4,961
Kraton Performance Polymers, Inc.	2,753	74,854
Kronos Worldwide, Inc.	6,938	40,587
LSB Industries, Inc.	638	8,390
Minerals Technologies, Inc.	985	56,736
OCI Partners, L.P.	398	2,826
Olin Corporation	1,448	33,318
Platform Specialty Products Corporation	1,144	10,857
PPG Industries, Inc.	170	18,306
Praxair, Inc.	440	48,338
Scotts Miracle-Gro Company (The) - Class A	291	20,224
Sensient Technologies Corporation	1,432	97,691
Stepan Company	110	6,346
Tredegar Corporation	2,199	35,734
		1,242,127
Construction Materials — 0.9%
Eagle Materials, Inc.	1,330	104,166
GCP Applied Technologies, Inc.	118	2,800
Headwaters, Inc.	730	13,863
Martin Marietta Materials, Inc.	387	73,158
Summit Materials, Inc. - Class A	1,426	31,015
U.S. Concrete, Inc.	784	50,286
Vulcan Materials Company	602	70,284
		345,572
Containers & Packaging — 0.7%
Ball Corporation	440	31,812
Berry Plastics Group, Inc.	1,919	75,167

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)
COMMON STOCKS — 90.5% (Continued)	Shares	Value
Materials — 8.4% (Continued)
Containers & Packaging — 0.7% (Continued)
Graphic Packaging Holding Company	1,020	$13,668
Greif, Inc. - Class A	1,565	56,121
Ingevity Corporation	125	3,643
Myers Industries, Inc.	870	12,432
Silgan Holdings, Inc.	583	29,815
WestRock Company	753	29,826
		252,484
Metals & Mining — 2.6%
Alcoa, Inc.	5,081	47,101
Allegheny Technologies, Inc.	3,267	40,446
Carpenter Technology Corporation	2,080	66,643
Century Aluminum Company	1,963	12,681
Coeur Mining, Inc.	6,057	45,609
Ferroglobe plc	2,207	20,128
Freeport-McMoRan, Inc.	440	4,875
Haynes International, Inc.	200	5,764
Hecla Mining Company	27,834	113,006
Kaiser Aluminum Corporation	730	62,568
Materion Corporation	1,108	26,803
Newmont Mining Corporation	1,835	59,472
NN, Inc.	574	9,563
Nucor Corporation	814	39,487
Reliance Steel & Aluminum Company	7	520
Royal Gold, Inc.	1,987	111,530
Schnitzer Steel Industries, Inc. - Class A	1,450	23,331
Steel Dynamics, Inc.	4,262	105,229
Stillwater Mining Company	6,156	62,299
SunCoke Energy, Inc.	1,558	9,426
TimkenSteel Corporation	2,439	21,853
Worthington Industries, Inc.	2,800	104,608
		992,942
Paper & Forest Products — 0.9%
Clearwater Paper Corporation	870	54,471
Deltic Timber Corporation	1,067	68,693
Domtar Corporation	749	28,941
International Paper Company	951	40,094
KapStone Paper and Packaging Corporation	2,188	33,367
Louisiana-Pacific Corporation	5,452	99,663
P.H. Glatfelter Company	1,312	26,896

BARROW LONG/SHORT OPPORTUNITY FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)
COMMON STOCKS — 90.5% (Continued)	Shares	Value
Materials — 8.4% (Continued)
Paper & Forest Products — 0.9% (Continued)
Schweitzer-Mauduit International, Inc.	113	$3,887
		356,012
Telecommunication Services — 0.1%
Wireless Telecommunication Services — 0.1%
RingCentral, Inc. - Class A	1,085	21,418

Total Common Stocks (Proceeds $32,686,881)		$34,410,914

RIGHTS — 0.0% (a)	Shares	Value
Liberty Braves Group (Proceeds $106)	24	$52

WARRANTS — 0.0% (a)	Shares	Value
BioTime, Inc. (Proceeds $1)	1	$1

Total Securities Sold Short — 90.5% (Proceeds $32,686,988)		$34,410,967

(a)	Percentage rounds to less than 0.1%.
See accompanying notes to financial statements.

BARROW FUNDS STATEMENTS OF ASSETS AND LIABILITIES May 31, 2016
	Barrow Value Opportunity Fund	Barrow Long/Short Opportunity Fund
ASSETS
Investments in securities:
At acquisition cost	$31,899,143	$50,310,569
At value (Note 2)	$34,501,933	$52,188,937
Deposits with brokers for securities sold short (Note 2)	—	20,318,813
Dividends receivable	45,726	66,835
Receivable for capital shares sold	—	100
Other assets	9,169	10,253
TOTAL ASSETS	34,556,828	72,584,938

LIABILITIES
Securities sold short, at value (Note 2) (proceeds $— and $32,686,988, respectively)	—	34,410,967
Dividends payable on securities sold short (Note 2)	—	28,383
Payable for capital shares redeemed	211	—
Payable to Adviser (Note 4)	16,831	41,182
Payable to administrator (Note 4)	7,930	8,280
Accrued brokerage expense on securities sold short (Note 2)	—	14,006
Accrued borrowing expense (Note 5)	—	14,146
Other accrued expenses and liabilities	9,385	15,756
TOTAL LIABILITIES	34,357	34,532,720

NET ASSETS	$34,522,471	$38,052,218

Net assets consist of:
Paid-in capital	$32,046,381	$38,830,686
Accumulated net investment income (loss)	195,001	(88,626)
Accumulated net realized losses from security transactions	(321,701)	(844,231)
Net unrealized appreciation (depreciation) on:
Investments	2,602,790	1,878,368
Short positions	—	(1,723,979)
Net assets	$34,522,471	$38,052,218

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,393,005	3,668,099

Net asset value, offering price and redemption price per share (Note 2)	$24.78	$10.37

See accompanying notes to financial statements.

BARROW FUNDS STATEMENTS OF OPERATIONS For the Year Ended May 31, 2016
	Barrow Value Opportunity Fund	Barrow Long/Short Opportunity Fund
INVESTMENT INCOME
Dividends	$748,139	$645,382
Interest	—	23,173
TOTAL INVESTMENT INCOME	748,139	668,555

EXPENSES
Investment advisory fees (Note 4)	332,182	325,511
Dividend expense on securities sold short (Note 2)	—	256,505
Brokerage expense on securities sold short (Note 2)	—	129,400
Professional fees	34,303	35,303
Accounting services fees (Note 4)	33,111	31,934
Administration fees (Note 4)	33,587	31,041
Custodian and bank service fees	20,608	42,308
Registration and filing fees	23,474	24,769
Borrowing costs (Note 5)	2,029	46,266
Transfer agent fees (Note 4)	15,750	14,500
Pricing fees	4,140	21,035
Compliance service fees (Note 4)	12,141	12,141
Trustees’ fees and expenses (Note 4)	9,984	9,984
Printing of shareholder reports	7,488	7,186
Postage and supplies	4,489	4,331
Insurance expense	3,897	3,897
Distribution fees, Investor Class (Note 4)	57	39
Other expenses	7,824	7,224
TOTAL EXPENSES	545,064	1,003,374
Investment advisory fee reductions and expense reimbursements by Adviser (Note 4)	(157,109)	(193,578)
NET EXPENSES	387,955	809,796

NET INVESTMENT INCOME (LOSS)	360,184	(141,241)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND SECURITIES SOLD SHORT
Net realized losses from:
Investments	(286,001)	(74,973)
Securities sold short	—	(358,159)
Net change in unrealized appreciation (depreciation) on:
Investments	(2,041,141)	369,069
Securities sold short	—	(1,169,227)
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(2,327,142)	(1,233,290)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,966,958)	$(1,374,531)

See accompanying notes to financial statements.

BARROW VALUE OPPORTUNITY FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended May 31, 2016	Year Ended May 31, 2015
FROM OPERATIONS
Net investment income	$360,184	$308,510
Net realized gains (losses) from security transactions	(286,001)	163,178
Net change in unrealized appreciation (depreciation) on investments	(2,041,141)	1,815,680
Net increase (decrease) in net assets resulting from operations	(1,966,958)	2,287,368

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
Investment income, Institutional Class	(266,621)	(166,316)
Investment income, Investor Class	—	(1,730)
Realized gains, Institutional Class	(281,697)	(1,701,605)
Realized gains, Investor Class	—	(24,232)
Decrease in net assets from distributions to shareholders	(548,318)	(1,893,883)

CAPITAL SHARE TRANSACTIONS (Note 1)
Institutional Class
Proceeds from shares sold	8,014,825	9,208,231
Net asset value of shares issued in reinvestment of distributions	543,321	1,843,520
Payments for shares redeemed	(3,465,224)	(881,565)
Net increase in Institutional Class net assets from capital share transactions	5,092,922	10,170,186

Investor Class
Proceeds from shares sold	—	293,091
Net asset value of shares issued in reinvestment of distributions	—	25,962
Payments for shares redeemed	(275,749)	(401,316)
Net decrease in Investor Class net assets from capital share transactions	(275,749)	(82,263)

TOTAL INCREASE IN NET ASSETS	2,301,897	10,481,408

NET ASSETS
Beginning of year	32,220,574	21,739,166
End of year	$34,522,471	$32,220,574

ACCUMULATED NET INVESTMENT INCOME	$195,001	$198,721

See accompanying notes to financial statements.

BARROW VALUE OPPORTUNITY FUND STATEMENTS OF CHANGES IN NET ASSETS (Continued)
	Year Ended May 31, 2016	Year Ended May 31, 2015
CAPITAL SHARE ACTIVITY (Note 1)
Institutional Class
Shares sold	313,016	352,569
Shares reinvested	21,979	73,284
Shares redeemed	(143,732)	(33,824)
Net increase in shares outstanding	191,263	392,029
Shares outstanding, beginning of year	1,201,742	809,713
Shares outstanding, end of year	1,393,005	1,201,742

Investor Class
Shares sold	—	11,054
Shares reinvested	—	1,035
Shares redeemed	(10,392)	(15,299)
Net decrease in shares outstanding	(10,392)	(3,210)
Shares outstanding, beginning of year	10,392	13,602
Shares outstanding, end of year	—	10,392

See accompanying notes to financial statements.

BARROW LONG/SHORT OPPORTUNITY FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended May 31, 2016	Year Ended May 31, 2015
FROM OPERATIONS
Net investment loss	$(141,241)	$(4,122)
Net realized gains (losses) from:
Investments	(74,973)	133,151
Securities sold short	(358,159)	(474,610)
Net change in unrealized appreciation (depreciation) on:
Investments	369,069	1,169,975
Securities sold short	(1,169,227)	(313,893)
Net increase (decrease) in net assets resulting from operations	(1,374,531)	510,501

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
Realized gains, Institutional Class	—	(169,448)
Realized gains, Investor Class	—	(3,197)
Decrease in net assets from distributions to shareholders	—	(172,645)

CAPITAL SHARE TRANSACTIONS (Note 1)
Institutional Class
Proceeds from shares sold	31,363,694	5,065,056
Net asset value of shares issued in reinvestment of distributions	—	165,696
Payments for shares redeemed	(1,607,462)	(106,526)
Net increase in Institutional Class net assets from capital share transactions	29,756,232	5,124,226

Investor Class
Proceeds from shares sold	—	10,500
Net asset value of shares issued in reinvestment of distributions	—	3,197
Payments for shares redeemed	(191,532)	—
Net increase (decrease) in Investor Class net assets from capital share transactions	(191,532)	13,697

TOTAL INCREASE IN NET ASSETS	28,190,169	5,475,779

NET ASSETS
Beginning of year	9,862,049	4,386,270
End of year	$38,052,218	$9,862,049

ACCUMULATED NET INVESTMENT INCOME (LOSS)	$(88,626)	$12,858

See accompanying notes to financial statements.

BARROW LONG/SHORT OPPORTUNITY FUND STATEMENTS OF CHANGES IN NET ASSETS (Continued)
	Year Ended May 31, 2016	Year Ended May 31, 2015
CAPITAL SHARE ACTIVITY (Note 1)
Institutional Class
Shares sold	2,909,103	499,343
Shares reinvested	—	16,134
Shares redeemed	(150,836)	(10,410)
Net increase in shares outstanding	2,758,267	505,067
Shares outstanding, beginning of year	909,832	404,765
Shares outstanding, end of year	3,668,099	909,832

Investor Class
Shares sold	—	1,004
Shares reinvested	—	312
Shares redeemed	(18,074)	—
Net increase (decrease) in shares outstanding	(18,074)	1,316
Shares outstanding, beginning of year	18,074	16,758
Shares outstanding, end of year	—	18,074

See accompanying notes to financial statements.

BARROW VALUE OPPORTUNITY FUND* FINANCIAL HIGHLIGHTS
Per share data for a share outstanding throughout each period:
	Year Ended May 31, 2016		Year Ended May 31, 2015	Period Ended May 31, 2014(a)
Net asset value at beginning of period	$26.58		$26.40	$23.30

Income (loss) from investment operations:
Net investment income	0.27	(b)	0.27	0.18
Net realized and unrealized gains (losses) on investments	(1.68)		2.25	3.47
Total from investment operations	(1.41)		2.52	3.65

Less distributions:
From net investment income	(0.19)		(0.20)	(0.06)
From net realized gains from investments	(0.20)		(2.14)	(0.49)
Total distributions	(0.39)		(2.34)	(0.55)

Net asset value at end of period	$24.78		$26.58	$26.40

Total return (c)	(5.29%)		10.10%	15.73	%(d)

Ratios and supplemental data:
Net assets at end of period (000’s)	$34,522		$31,945	$21,380

Ratio of total expenses to average net assets	1.60%		1.79%	1.86	%(e)

Ratio of net expenses to average net assets (f)	1.16	%(g)	1.15%	1.15	%(e)

Ratio of net investment income to average net assets (f)	1.08%		1.29%	1.01	%(e)

Portfolio turnover rate	84%		112%	45	%(d)

*	Prior to July 1, 2015, formally known as Barrow Value Opportunity Fund - Institutional Class (Note 1).
(a)	Represents the period from the commencement of operations (close of business August 30, 2013) through May 31, 2014 (Note 1).
(b)	Calculated using average shares outstanding.
(c)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if the Adviser had not reduced advisory fees and reimbursed expenses.

(d)	Not annualized.
(e)	Annualized.
(f)	Ratio was determined after fee reductions and expense reimbursements by the Adviser (Note 4).
(g)	Ratio includes borrowing costs of 0.01% for the year ended May, 31, 2016 (Note 5).
See accompanying notes to financial statements.

BARROW LONG/SHORT OPPORTUNITY FUND* FINANCIAL HIGHLIGHTS
Per share data for a share outstanding throughout each period:
	Year Ended May 31, 2016		Year Ended May 31, 2015	Period Ended May 31, 2014(a)
Net asset value at beginning of period	$10.63		$10.41	$10.00

Income (loss) from investment operations:
Net investment loss	(0.07	)(b)	(0.02)	(0.03)
Net realized and unrealized gains (losses) on investments	(0.19)		0.43	0.44
Total from investment operations	(0.26)		0.41	0.41

Less distributions:
From net realized gains from investments	—		(0.19)	—

Net asset value at end of period	$10.37		$10.63	$10.41

Total return (c)	(2.45%)		4.01%	4.10	%(d)

Ratios and supplemental data:
Net assets at end of period (000’s)	$38,052		$9,671	$4,212

Ratio of total expenses to average net assets	4.58%		6.16%	8.69	%(f)

Ratio of net expenses to average net assets (e)	3.72%		3.70%	3.51	%(f)

Ratio of net expenses to average net assets excluding dividend expense (e)	2.54%		2.54%	2.51	%(f)

Ratio of net expenses to average net assets excluding dividend expense, brokerage expense on securities sold short and borrowing costs (e)	1.74%		1.74%	1.74	%(f)

Ratio of net investment loss to average net assets (e)(g)	(0.65%)		(0.05%)	(0.37	%)(f)

Portfolio turnover rate	64%		111%	76	%(d)

*	Formerly (prior to July 1, 2015) known as Barrow All-Cap Long/Short Fund - Institutional Class (Note 1).
(a)	Represents the period from the commencement of operations (close of business August 30, 2013) through May 31, 2014 (Note 1).
(b)	Calculated using average shares outstanding.
(c)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if the Adviser had not reduced advisory fees and reimbursed expenses.

(d)	Not annualized.
(e)	Ratio was determined after fee reductions and expense reimbursements by the Adviser (Note 4).
(f)	Annualized.
(g)

The Fund earns interest income on the margin account balance that is associated with securities sold short. The ratio of interest income to average net assets for the periods ended May 31, 2016, May 31, 2015 and May 31, 2014 is 0.11%, 0.30% and 0.28%(f), respectively.

See accompanying notes to financial statements.

BARROW FUNDS
NOTES TO FINANCIAL STATEMENTS
May 31, 2016

1. Organization

Barrow Value Opportunity Fund (formerly Barrow All-Cap Core Fund) and Barrow Long/Short Opportunity Fund (formerly Barrow All-Cap Long/Short Fund) (individually, a “Fund” and collectively, the “Funds”) are each a diversified series of Ultimus Managers Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012. Other series of the Trust are not incorporated in this report. The Funds commenced operations at the close of business on August 30, 2013.

The investment objective of Barrow Value Opportunity Fund is to seek to generate long-term capital appreciation. The investment objective of Barrow Long/Short Opportunity Fund is to seek to generate above-average returns through capital appreciation, while also attempting to reduce volatility and preserve capital during market downturns.

The Funds each currently offer one class of shares which are sold without any sales loads or distribution fees. Prior to July 1, 2015, each Fund offered two classes of shares: Institutional Class shares (sold without any sales loads or distribution fees and required a $250,000 initial investment) and Investor Class shares (sold without any sales loads, but subject to a distribution fee of up to 0.25% of the average daily net assets attributable to Investor Class shares, and required a $2,500 initial investment). Each class of shares represented an ownership interest in the same investment portfolio. On June 30, 2015, all existing Investor Class shares of each Fund were converted into Institutional Class shares and the initial minimum investment was reduced to $2,500 (the “Conversion”). After the Conversion, the Institutional Class designation no longer applied to shares of the Fund.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Funds follow accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Securities valuation – Each Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. The Funds value their listed securities on the basis of the security’s last sale price on the security’s primary exchange, if available, otherwise at the exchange’s most recently quoted mean price. NASDAQ-listed securities are valued at the NASDAQ Official Closing Price. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Funds value their securities and other

BARROW FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

assets at fair value in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”). Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading. As a result, the prices of securities used to calculate each Fund’s net asset value (“NAV”) may differ from quoted or published prices for the same securities.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments and other financial instruments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Funds’ investments and other financial instruments as of May 31, 2016:

Barrow Value Opportunity Fund	Level 1	Level 2	Level 3	Total
Investments in Securities:
Common Stocks	$34,356,378	$—	$—	$34,356,378
Money Market Funds	145,555	—	—	145,555
Total	$34,501,933	$—	$—	$34,501,933

BARROW FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Barrow Long/Short Opportunity Fund	Level 1	Level 2		Level 3	Total
Investments in Securities:
Common Stocks	$49,408,823	$0	(a)	$—	$49,408,823
Money Market Funds	2,780,114	—		—	2,780,114
Total	$52,188,937	$0		$—	$52,188,937
Other Financial Instruments:
Common Stocks – Sold Short	$(34,410,914)	$—		$—	$(34,410,914)
Rights – Sold Short	(52)	—		—	(52)
Warrants – Sold Short	(1)	—		—	(1)
Total	$(34,410,967)	$—		$—	$(34,410,967)

(a)	Barrow Long/Short Opportunity Fund holds a Level 2 security which is valued at $0.

Refer to each Fund’s Schedule of Investments and Schedule of Securities Sold Short, as applicable, for a listing of securities by industry type. As of May 31, 2016, the Funds did not have any transfers between Levels. There were no Level 3 securities or derivative instruments held by the Funds as of May 31, 2016. It is the Funds’ policy to recognize transfers between Levels at the end of the reporting period.

Share valuation – The NAV per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the NAV per share.

Investment income/expense – Dividend income and expense are recorded on the ex-dividend date. Interest income is accrued as earned.

Security transactions – Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on a specific identification basis.

Common expenses – Common expenses of the Trust are allocated among the Funds and the other series of the Trust based on the relative net assets of each series or the nature of the services performed and the relative applicability to each series.

BARROW FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Distributions to shareholders – The Funds distribute to shareholders any net investment income dividends and net realized capital gains distributions at least once each year. The amount of such dividends and distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid to shareholders during the years ended May 31, 2016 and May 31, 2015 was as follows:

Barrow Value Opportunity Fund
Year Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
Institutional Class
May 31, 2016	$266,621	$281,697	$548,318
May 31, 2015	$272,298	$1,595,623	$1,867,921

Investor Class
May 31, 2016	$—	$—	$—
May 31, 2015	$3,239	$22,723	$25,962

Barrow Long/Short Opportunity Fund
Year Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
Institutional Class
May 31, 2016	$—	$—	$—
May 31, 2015	$169,448	$—	$169,448

Investor Class
May 31, 2016	$—	$—	$—
May 31, 2015	$3,197	$—	$3,197

Short Sales – Barrow Long/Short Opportunity Fund may sell securities short. For financial statement purposes, an amount equal to the settlement amount is included in the Statements of Assets and Liabilities as an asset and an equivalent liability is then subsequently marked-to-market daily to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which may differ from the market value reflected on the Statements of Assets and Liabilities. The Fund is liable for any dividends payable on securities while those securities are in a short position and will also bear other costs, such as charges for the prime brokerage accounts, in connection with the short positions. These costs are reported as dividend expense and brokerage expense on securities sold short, respectively, in the Statements of Operations. As collateral for its short positions, the Fund is required under the Investment Company Act of 1940

BARROW FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

(the “1940 Act”) to maintain assets consisting of cash, cash equivalents or other liquid securities equal to the market value of the securities sold short. The cash deposits with brokers for securities sold short are reported on the Statements of Assets and Liabilities. The amount of collateral is required to be adjusted daily to reflect changes in the value of the securities sold short. To the extent Barrow Long/Short Opportunity Fund invests the proceeds received from selling securities short, the Fund is engaging in a form of leverage. The use of leverage by the Fund may make any change in the Fund’s NAV greater than it would be without the use of leverage. Short sales are speculative transactions and involve special risks, including greater reliance on the ability of Barrow Street Advisers LLC (the “Adviser”) to accurately anticipate the future value of a security.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – Each Fund has qualified and intends to continue to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve each Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of May 31, 2016:

	Barrow Value Opportunity Fund	Barrow Long/Short Opportunity Fund
Cost of portfolio investments	$32,228,524	$50,548,991
Gross unrealized appreciation	$4,804,730	$4,648,484
Gross unrealized depreciation	(2,531,321)	(3,008,538)
Net unrealized appreciation	2,273,409	1,639,946
Net unrealized depreciation on securities sold short	—	(2,062,549)
Undistributed ordinary income	145,793	—
Undistributed long-term gains	56,888	—
Accumulated capital and other losses	—	(355,865)
Accumulated earnings (deficit)	$2,476,090	$(778,468)

BARROW FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

As of May 31, 2016, the proceeds of securities sold short on a tax basis is $32,348,418 for Barrow Long/Short Opportunity Fund.

The value of the federal income tax cost of portfolio investments and securities sold short and tax components of accumulated earnings may temporarily differ from the financial statement cost of portfolio investments and securities sold short and components of net assets (“book/tax differences”). These book/tax differences are due to the recognition of capital gains or losses under income tax regulations and GAAP, primarily the tax deferral of losses on wash sales and the tax treatment of income and capital gains on publicly-traded partnerships held by the Funds.

As of May 31, 2016, Barrow Long/Short Opportunity Fund had a short-term capital loss carryforward of $146,311 for federal income tax purposes. This capital loss carryforward, which does not expire, may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

Net qualified late year losses include late year ordinary losses (incurred after December 31, 2015 and within the taxable year) and late year capital losses (incurred after October 31, 2015 and within the taxable year), and are deemed to arise on the first day of the Funds’ next taxable year. For the year ended May 31, 2016, Barrow Long/Short Opportunity Funds intends to defer to June 1, 2016 for federal tax purposes late year ordinary losses of $149,989 and late year capital losses of $59,565.

For the year ended May 31, 2016, the following reclassifications were made as a result of permanent differences between financial statement and income tax reporting requirements:

	Barrow Value Opportunity Fund	Barrow Long/Short Opportunity Fund
Paid-in capital	$(309)	$(88,994)
Undistributed net investment income	(97,283)	39,757
Accumulated net realized gain from securities transactions	97,592	49,237

Such reclassifications had no effect on either Fund’s total net assets or net asset value per share.

The Funds recognize tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” of being sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all open tax years (tax years ended May 31, 2014 through May 31, 2016) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Funds identify their major tax jurisdiction as U.S. Federal.

BARROW FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

3. Investment Transactions

During the year ended May 31, 2016, cost of purchases and proceeds from sales of investment securities, other than short-term investments and short positions, amounted to $33,039,290 and $27,939,635, respectively, for Barrow Value Opportunity Fund and $54,310,975 and $17,840,321, respectively, for Barrow Long/Short Opportunity Fund.

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

Each Fund’s investments are managed by the Adviser pursuant to the terms of an Investment Advisory Agreement. Barrow Value Opportunity Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at the annual rate of 0.99% of its average daily net assets. Barrow Long/Short Opportunity Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at the annual rate of 1.50% of its average daily net assets.

Pursuant to an Expense Limitation Agreement (“ELA”) between the Funds and the Adviser, the Adviser has contractually agreed, until October 1, 2017, to reduce investment advisory fees and reimburse other operating expenses to limit total annual operating expenses of the Funds (exclusive of brokerage costs, taxes, borrowing costs such as interest and dividend expenses on securities sold short, interest, acquired fund fees and expenses, extraordinary expenses such as litigation and merger or reorganization costs, and other expenses not incurred in the ordinary course of the Funds’ business) to an amount not exceeding the following percentages of each Fund’s average daily net assets:

Barrow Value Opportunity Fund	1.15%
Barrow Long/Short Opportunity Fund	1.74%

Accordingly, during the year ended May 31, 2016, the Adviser reduced its investment advisory fees and reimbursed other operating expenses as follows:

	Investment Advisory Fee Reductions	Expense Reimbursements	Total
Barrow Value Opportunity Fund	$130,203	$26,906	$157,109
Barrow Long/Short Opportunity Fund	$169,397	$24,181	$193,578

BARROW FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Under the terms of the ELA, investment advisory fee reductions and expense reimbursements by the Adviser are subject to recoupment by the Adviser for a period of three years after such fees and expenses were incurred, provided that the recoupments do not cause total annual operating expenses of the Funds to exceed the foregoing expense limitations. As of May 31, 2016, the Adviser may seek recoupment of investment advisory fee reductions and expense reimbursements no later than the dates as stated below:

	May 31, 2017	May 31, 2018	May 31, 2019	Total
Barrow Value Opportunity Fund	$118,161	$180,140	$157,109	$455,410
Barrow Long/Short Opportunity Fund	$156,927	$212,647	$193,578	$563,152

The Principle Executive Officer of the Funds is also an officer of the Adviser.

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides fund administration, fund accounting, compliance, and transfer agency services to the Funds. Each Fund pays Ultimus fees in accordance with the agreements for such services. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies, and costs of pricing its portfolio securities.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to each Fund. The Distributor is a wholly-owned subsidiary of Ultimus.

Certain Trustees and officers of the Trust are also officers of Ultimus and the Distributor.

DISTRIBUTION PLAN

Prior to July 1, 2015, the Trust had in place a distribution plan under Rule 12b-1 under the 1940 Act (the “Plan”) pursuant to which each Fund could pay intermediaries and other persons for rendering distribution and shareholder services and for bearing any related expenses with respect to the Investor Class of each Fund. These distribution and shareholder service fees could not exceed the annual rate of 0.25% of each Fund’s average daily net assets allocable to Investor Class Shares. During the year ended May 31, 2016, the Investor Class of Barrow Value Opportunity Fund and Barrow Long/Short Opportunity Fund incurred $57 and $39, respectively, of distribution fees under the Plan.

BARROW FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

TRUSTEE COMPENSATION

Each Trustee who is not an “interested person” of the Trust (“Independent Trustee”) receives from each Fund a fee of $500 for each Board meeting attended plus reimbursement of travel and other meeting-related expenses. Each Independent Trustee also receives a $500 annual retainer from each Fund. Trustees affiliated with the Adviser or Ultimus are not compensated by the Funds for their services.

PRINCIPAL HOLDERS OF FUND SHARES

As of May 31, 2016, the following shareholders owned of record 5% or more of the outstanding shares of each Fund:

Name of Record Owner	% Ownership
Barrow Value Opportunity Fund:
Socatean Partners	44%
Charles Schwab & Company, Inc. (for the benefit of its customers)	32%
Robert F. Greenhill, Jr. (a principal of the Adviser)	13%
Barrow Long/Short Opportunity Fund:
Charles Schwab & Company, Inc. (for the benefit of its customers)	64%
Socatean Partners	14%

A beneficial owner of 25% or more of either Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholder’s meeting.

5. Borrowing Costs

Prior to December 30, 2015, Barrow Value Opportunity Fund had a secured bank line of credit with BNP Paribas that provided a maximum borrowing of up to one-third of its net assets. The line of credit was used to maintain necessary liquidity to make payments for redemptions of Fund shares or for temporary emergency purposes. Borrowings under this arrangement bore interest at an annual rate equal to the one-month LIBOR at the time of borrowing plus 0.85%. During the year ended May 31, 2016, Barrow Value Opportunity Fund incurred $382 of borrowing costs. The secured bank line of credit that Barrow Value Opportunity Fund had with BNP Paribas was closed on December 30, 2015. The average outstanding borrowings and average interest rate on such borrowings by Barrow Value Opportunity Fund during the year ended May 31, 2016 were $35,650 and 1.08%, respectively. Barrow Long/Short Opportunity Fund does not have a bank line of credit.

From time to time, a Fund may have an overdrawn cash balance at the custodian due to redemptions or market movements. When this occurs, the Fund will incur borrowing costs charged by the custodian. Accordingly, during the year ended May 31, 2016, Barrow Value Opportunity Fund and Barrow Long/Short Opportunity Fund incurred $1,647 and $46,266, respectively, of borrowing costs charged by the custodian.

BARROW FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

6. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

7. Sector Risk

If a Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. Occasionally, market conditions, regulatory changes, or other developments may negatively impact a particular sector, and therefore the value of the Fund’s portfolio will be adversely affected. As of May 31, 2016, Barrow Long/Short Opportunity Fund had the following percentages of the value of its net assets invested or sold short in stocks within the following sectors:

Sector	Long Positions	Short Positions	Net Exposure
Consumer Staples	29.1%	(18.7%)	10.4%
Health Care	27.2%	(18.1%)	9.1%

As shown above, although the Fund has greater than 25% of the Fund’s net assets invested in long positions in the sector noted, the sector exposure is mitigated by short positions. As part of the Fund’s principal investment strategies, the Adviser monitors the Fund’s sector exposure to ensure the Fund’s portfolio is significantly diversified.

8. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

BARROW FUNDS REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Ultimus Managers Trust
and the Shareholders of Barrow Value Opportunity Fund and
Barrow Long/Short Opportunity Fund

We have audited the accompanying statements of assets and liabilities of Barrow Value Opportunity Fund and Barrow Long/Short Opportunity Fund (the “Funds”), each a series of shares of beneficial interest in Ultimus Managers Trust, including the schedules of investments, as of May 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and for the period August 30, 2013 (commencement of operations) through May 31, 2014. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2016 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Barrow Value Opportunity Fund and Barrow Long/Short Opportunity Fund as of May 31, 2016, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the two-year period then ended and for the period August 30, 2013 to May 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
July 29, 2016

BARROW FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur ongoing costs, including management fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (December 1, 2015) and held until the end of the period (May 31, 2016).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

BARROW FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

More information about the Funds’ expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Net Expense Ratio(a)	Expenses Paid During Period(b)
Barrow Value Opportunity Fund
Actual	$1,000.00	$961.20	1.16%	$5.69
Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.20	1.16%	$5.86
Barrow Long/Short Opportunity Fund
Actual	$1,000.00	$943.60	3.75%	$18.22
Hypothetical 5% Return (before expenses)	$1,000.00	$1,006.25	3.75%	$18.81

(a)	Annualized, based on the Fund’s most recent one-half year expenses.
(b)	Expenses are equal to the Funds’ annualized net expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

BARROW FUNDS OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-877-767-6633, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is also available without charge upon request by calling toll-free 1-877-767-6633, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for each Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-877-767-6633. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FEDERAL TAX INFORMATION (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized capital gains made by each Fund during the fiscal year ended May 31, 2016. Certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%. Barrow Value Opportunity Fund intends to designate up to a maximum amount of $266,621 as taxed at a maximum rate of 23.8%. Additionally, Barrow Value Opportunity Fund intends to designate up to a maximum amount of $281,697 as a long-term capital gain distribution. As required by federal regulations, complete information was computed and reported in conjunction with your 2015 Form 1099-DIV.

BARROW FUNDS BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board of Trustees has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. Unless otherwise noted, each Trustee’s and officer’s address is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. The following are the Trustees and executive officers of the Fund:

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Interested Trustees:
Robert G. Dorsey* Year of Birth: 1957	Since February 2012	Trustee (February 2012 to present) President (July 2012 to October 2013)	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC (1999 to present)	21	None
Independent Trustees:
John J. Discepoli Year of Birth: 1963	Since June 2012	Chairman (June 2016 to present) Trustee (June 2012 to present)	Owner of Discepoli Financial Planning, LLC (personal financial planning company) since 2004	21	None
Janine L. Cohen Year of Birth: 1952	Since January 2016	Trustee	Retired since 2013; Chief Financial Officer from 2004 to 2013 and Chief Compliance Officer from 2008 to 2013 at AER Advisors, Inc.	21	None

BARROW FUNDS BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Independent Trustees (Continued):
David M. Deptula Year of Birth: 1958	Since June 2012	Trustee	Vice President of Legal and Special Projects at Dayton Freight Lines, Inc. since 2016; Vice President of Tax Treasury at Standard Register Inc. (formerly The Standard Register Company) from 2011 to 2016	21	None

*

Mr. Dorsey is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act because of his relationship with the Trust’s administrator, transfer agent and distributor.

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
Nicholas Chermayeff 300 First Stamford Place 3rd Floor East Stamford, CT 06902 Year of Birth: 1969	Since April 2013	Principal Executive Officer of Barrow All-Cap Core Fund and Barrow All-Cap Long/Short Fund	Co-Chief Executive Officer and Principal of Barrow Street Capital LLC (since 1997)
David R. Carson Year of Birth: 1958	Since April 2013	President (October 2013 to present) Vice President (April 2013 to October 2013)

Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC (2013 to present); Chief Compliance Officer, FSI Low Beta Absolute Return Fund (2013 to present), The Huntington Funds (2005 to 2013), The Flex-Funds (2006 to 2011), Meeder Financial (2007 to 2011), Huntington Strategy Shares (2012 to 2013), and Huntington Asset Advisors (2013); Vice President, Huntington National Bank (2001 to 2013)

BARROW FUNDS BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Jennifer L. Leamer Year of Birth: 1976	Since April 2014	Treasurer (October 2014 to present) Assistant Treasurer (April 2014 to October 2014)	V.P., Mutual Fund Controller of Ultimus Fund Solutions, LLC (2014 to present); Business Analyst of Ultimus Fund Solutions (2007 to 2014)
Bo J. Howell Year of Birth: 1981	Since October 2014	Secretary (April 2015 to present) Assistant Secretary (October 2014 to April 2015)

V.P., Director of Fund Administration for Ultimus Fund Solutions, LLC (2014 to present); Counsel – Securities and Mutual Funds for Western & Southern Financial Group (2012 to 2014); U.S. Securities and Exchange Commission, Senior Counsel (2009 to 2012)

Charles C. Black Year of Birth: 1979	Since April 2015	Chief Compliance Officer (January 2016 to present) Assistant Chief Compliance Officer (April 2015 to January 2016)

Senior Compliance Officer of Ultimus Fund Solutions, LLC (2015 to present); Senior Compliance Manager for Touchstone Mutual Funds (2013 to 2015); Senior Compliance Manager for Fund Evaluation Group (2011 to 2013); Regulatory Administration Specialist for JPMorgan Chase Bank (2006 to 2011)

Additional information about members of the Board and executive officers is available in the Funds’ Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-877-767-6633.

BARROW FUNDS DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

The Board of Trustees (the “Board”), including the Independent Trustees voting separately, has reviewed and approved the Funds’ Investment Advisory Agreement with Barrow Street Advisors LLC (the “Adviser”) for an additional annual term. Approval took place at an in-person meeting held on January 25-26, 2016, at which all of the Trustees were present.

In the course of their deliberations, the Board was advised by legal counsel. The Board received and reviewed a substantial amount of information provided by the Adviser in response to requests of the Board and counsel.

In considering the Investment Advisory Agreement and reaching their conclusions with respect thereto, the Board reviewed and analyzed various factors that they determined were relevant, including the factors described below.

The nature, extent, and quality of the services provided by the Adviser. In this regard, the Board reviewed the services being provided by the Adviser to each Fund including, without limitation, its investment advisory services since the Funds’ inception, the Adviser’s compliance procedures and practices, and its efforts to promote the Funds and assist in their distribution. The Board also noted that an Adviser principal serves as the Funds’ Principal Executive Officer without additional compensation. After reviewing the foregoing information and further information (e.g., descriptions of its business and Form ADV), the Board concluded that the quality, extent, and nature of the services provided by the Adviser were satisfactory and adequate for the Funds.

The investment performance of the Funds. In this regard, the Board compared the performance of each Fund with the performance of its benchmark index and related Morningstar categories. The Board also considered the consistency of the Adviser’s management with each Fund’s investment objective and policies. Following a review of the investment performance of each Fund and its performance relative to its respective Morningstar categories, the Adviser’s experience in managing mutual funds, its historical investment performance, and other factors, the Board concluded that the investment performance of each Fund has been satisfactory.

The costs of the services provided and profits realized by the Adviser and its affiliates from its relationship with the Funds. In this regard, the Board considered the Adviser’s staffing, personnel, and methods of operations; the education and experience of its personnel; compliance program, policies, and procedures; financial condition and the level of commitment to each Fund, and, generally, the Adviser’s advisory business; the asset level of each Fund; the overall expenses of each Fund, including the advisory fee; and the differences in fees and services to the Adviser’s other similar clients that may be similar to the Funds. The Board considered the Adviser’s Expense Limitation Agreement (the “ELA”) with the Funds, and considered the Adviser’s current and past

BARROW FUNDS DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

fee reductions and expense reimbursements for each Fund. The Board further took into account the Adviser’s commitment to continue the ELA for each Fund until at least October 1, 2017.

The Board also considered potential benefits to the Adviser in managing the Funds, including promotion of the Adviser’s name and the potential for it to receive research, statistical, or other services from the Funds’ trades. The Board compared each Fund’s advisory fee and overall expense ratio to the average advisory fees and average expense ratios for its Morningstar category. In addition, the Board compared each Fund to the other mutual funds in its Morningstar category and peer group in terms of the style of investment management, the size of the fund, and the nature of the investment strategies. The Board noted that the advisory fee for Barrow Value Opportunity Fund was slightly above the 25th percentile for its Morningstar category and the overall expense ratio for Barrow Value Opportunity Fund was also slightly above the 25th percentile for its Morningstar category. The Board noted that the advisory fee for Barrow Long/Short Opportunity Fund was at the 25th percentile for its Morningstar category and the overall expense ratio for Barrow Long/Short Opportunity Fund was slightly below the 50th percentile for its Morningstar category. The Board also noted that both Funds had significantly less assets than most funds in their respective peer groups. The Board also compared the fees paid by each Fund to the fees paid by other clients of the Adviser, and considered the similarities and differences of services received by such other clients as compared to the service provided to each Barrow Fund. Following these comparisons and upon further consideration and discussion of the foregoing, the Board concluded that the advisory fee paid to the Adviser by each Fund is fair and reasonable.

The extent to which economies of scale would be realized as each Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of each Fund’s investors. In this regard, the Board considered that each Barrow Fund’s fee arrangements with the Adviser involve both the advisory fee and the ELA. The Board determined that while the advisory fee remained the same as asset levels increased, the shareholders of each Fund have experienced benefits from the ELA and shareholders of the Funds will continue to experience benefits from the ELA until the Funds’ assets grow to level where their expenses otherwise fall below the expense limit. Following further consideration of each Fund’s asset levels, expectations for growth, and level of fees, the Board determined that each Fund’s fee arrangement with the Adviser would continue to provide benefits. The Board also determined that the fee arrangements were fair and reasonable given each Fund’s projected asset levels for the next year.

Brokerage and portfolio transactions. In this regard, the Board considered the Adviser’s trading policies, procedures, and performance in seeking best execution for the Funds. The Board also considered the historical portfolio turnover rate for each Fund; the

BARROW FUNDS DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; and any anticipated allocation of portfolio business to persons affiliated with the Adviser. After further review and discussion, the Board determined that the Adviser’s practices regarding brokerage and portfolio transactions were satisfactory.

Possible conflicts of interest. In evaluating the possibility for conflicts of interest, the Board considered such matters as the experience and abilities of the advisory personnel assigned to each Fund, the Adviser’s process for allocating trades among its different clients, and the substance and administration of the Adviser’s code of ethics. Following further consideration and discussion, the Board found that the Adviser’s standards and practices relating to the identification and mitigation of potential conflicts of interests were satisfactory.

Conclusion

After full consideration of the above factors as well as other factors, the Board unanimously concluded that continuance of the Investment Advisory Agreement was in the best interests of each of the Funds and their respective shareholders.

CINCINNATI ASSET MANAGEMENT FUNDS:

BROAD MARKET STRATEGIC INCOME FUND

Annual Report

May 31, 2016

CINCINNATI ASSET MANAGEMENT FUNDS: BROAD MARKET STRATEGIC INCOME FUND LETTER TO SHAREHOLDERS	July 15, 2016

Dear Shareholders,

Our Annual Report for the Cincinnati Asset Management Funds: Broad Market Strategic Income Fund (the “Fund”) presents data and performance for the year ended May 31, 2016. All of us at Cincinnati Asset Management, Inc. want to thank you for your investment with us, and we appreciate your confidence in our investment management.

The Fund invests primarily in a broad market of investment-grade and high-yield corporate bonds that we consider undervalued. We believe that our proprietary analysis enhances our ability to identify such opportunities and enables us to sell securities when opportunities that are more attractive present themselves. These investment decisions are made with the important discipline of maintaining portfolio diversification and with the dual objectives of achieving a high level of income while preserving capital. Our goal is to improve quality, increase yield, and shorten maturity in the Fund’s portfolio.

Our disciplined investing strategy resulted in the Fund holding 77 positions in the bonds of 70 different corporations on May 31, 2016. The Fund continues to be fully invested. The Fund’s performance underperformed the Barclays U.S. Corporate BAA Index (the “Benchmark”) for the year ended May 31, 2016 with a total return of -0.06% for the Fund and 1.99% for the Benchmark. A contributing factor for the underperformance was the heavy weighting of long dated paper included in the BAA Index relative to the Fund’s intermediate term maturity structure. An additional factor was the relative underperformance of high yield, as the Fund uses a credit quality barbell to achieve an investment grade rating target.

During the past year, interest rates decreased. On May 29, 2015, the yield on the 10-year Treasury Bond was 2.12%, and on May 31, 2016 it was 1.85%. Moreover, the premium yield on A-rated corporate bonds versus Treasuries increased from 1.09% to 1.17%, and on BBB-rated corporate bonds the premium moved from 1.78% to 2.00%. The Federal Reserve Board (the “Fed”) increased the Federal Funds Target Rate by 0.25% during December 2015, a move that had been generally anticipated for several months. At this time, it is unlikely that the Fed will raise an additional time during 2016. As of May 31, 2016, bonds that the Fund owns were yielding 3.77% to average maturity, around 2.3% more than U.S. Treasury yields. We believe that the Fund’s positions will continue to provide excellent value relative to other investment-grade, fixed-income alternatives.

Since the last Annual Report, gross domestic product (“GDP”) has slowed with each quarterly report. The second calendar quarter of 2015 had a reported GDP number of 3.9% followed by 2.0% for the third calendar quarter of 2015. The fourth calendar quarter of 2015 had a reported GDP number of 1.4% followed by 1.1% for the first calendar quarter of 2016. Unemployment settled at 4.7% on May 31, 2016 while continuing jobless claims and initial jobless claims showed improvement. The Fed’s measure of inflation was approximately +1.6%, well below its target of 2.0%. Although interest rates will be impacted by “headline” news and the so-called “risk-off/risk-on” trades that cause short-term volatility, we intend to focus on the relative value of corporate and high-yield bonds and on the intermediate-term maturity of the portfolio; it is the underlying credit quality of the companies whose bonds we purchase that influences our investment decisions, not short-term interest rate fluctuations.

1

Additionally, a predominant theme in the market recently has been the referendum vote for the United Kingdom to leave the European Union. This theme will be persistently in the news headlines going forward. Furthermore, the theme will remain a consideration for investors globally due to the ability to impact risk securities across many asset classes.

We continue to expect increased volatility in fixed-income markets as some participants continually readjust positioning. As of this report, $13 trillion of global debt has a negative yield. In our opinion, this backdrop will be a contributor to increasing volatility going forward. In the meantime, as investor search for positive yielding assets, the corporate and high yield market in which the Fund participates offers an attractive opportunity. As always, we will continue to search for value and adjust positions as we uncover compelling situations.

Thank you again for your confidence in our Fund. Our investors are very important to us and if you have any questions regarding market conditions or the Fund, please don’t hesitate to call us (513.554.8500).

Sincerely,

Cincinnati Asset Management Funds:
Broad Market Strategic Income Fund
Managed by Cincinnati Asset Management, Inc.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-866-738-1128.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-866-738-1128 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. Cincinnati Asset Management Funds: Broad Market Strategic Income Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the adviser’s current opinions and views of the financial markets. Although the adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Fund that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolio of the Fund, may be sold at any time and may no longer be held by the Fund. For a complete list of securities held by the Fund as of May 31, 2016, please see the Schedule of Investments section of the Annual Report. The opinions of the Fund’s adviser with respect to those securities may change at any time.

Statements in the Letter to Shareholders that reflect projections or expectations for future financial or economic performance of the Fund and the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to factors noted with such forward-looking statements include, without limitation, general economic conditions, such as inflation, recession, and interest rates. Past performance is not a guarantee of future results.

2

CINCINNATI ASSET MANAGEMENT FUNDS:
BROAD MARKET STRATEGIC INCOME FUND
PERFORMANCE INFORMATION
May 31, 2016 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in Cincinnati Asset Management Funds: Broad Market Strategic
Income Fund versus the Barclays U.S. Corporate BAA Index

Average Annual Total Returns For Periods Ended May 31, 2016
	1 Year	3 Years	Since Inception(b)
Cincinnati Asset Management Funds: Broad Market Strategic Income Fund (a)	(0.06%)	2.52%	2.23%
Barclays U.S. Corporate BAA Index	1.99%	3.28%	2.55%

(a)	The Fund’s total return does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	The Fund commenced operations on October 26, 2012.

3

CINCINNATI ASSET MANAGEMENT FUNDS:
BROAD MARKET STRATEGIC INCOME FUND
PORTFOLIO INFORMATION
May 31, 2016 (Unaudited)

Sector Diversification (% of Net Assets)

Top 10 Investments

Security Description	% of Net Assets
United Airlines, Inc., Class A Pass-Through Certificates, Series 2014-2, 3.750%, 03/03/28	2.6%
L-3 Communications Corp., 3.950%, due 05/28/24	2.6%
Toll Brothers Finance Corp., 5.875%, due 02/15/22	2.5%
Wells Fargo & Co., 4.125%, due 08/15/23	2.5%
Morgan Stanley, 3.700%, due 10/23/24	2.4%
U.S. Bancorp, 2.950%, due 07/15/22	2.4%
Halliburton Co., 3.500%, due 08/01/23	2.3%
PerkinElmer, Inc., 5.000%, due 11/15/21	2.2%
International Lease Finance Corp., 5.875%, due 08/15/22	2.2%
Qwest Corp., 6.750%, due 12/01/21	2.1%

Credit Rating Allocation
S&P Credit Quality	% of Portfolio
AA	11.9%
A	37.2%
BBB	23.0%
BB	18.6%
B	9.3%

4

CINCINNATI ASSET MANAGEMENT FUNDS: BROAD MARKET STRATEGIC INCOME FUND SCHEDULE OF INVESTMENTS May 31, 2016
CORPORATE BONDS — 93.8%	Coupon	Maturity	Par Value	Value
Consumer Discretionary — 13.1%
Avis Budget Car Rental, LLC	5.500%	04/01/23	$57,000	$53,081
Cinemark USA, Inc.	4.875%	06/01/23	65,000	64,675
Constellation Brands, Inc.	4.750%	12/01/25	54,000	56,767
Ford Motor Credit Co., LLC	4.250%	09/20/22	150,000	159,231
Penske Auto Group, Inc.	5.375%	12/01/24	60,000	60,300
Regal Entertainment Group	5.750%	02/01/25	61,000	62,068
Royal Caribbean Cruises Ltd.	5.250%	11/15/22	65,000	68,575
Service Corp. International	7.500%	04/01/27	50,000	58,750
Tenneco, Inc.	5.375%	12/15/24	55,000	57,266
Toll Brothers Finance Corp.	5.875%	02/15/22	175,000	189,875
Toll Brothers Finance Corp.	4.875%	11/15/25	60,000	60,900
Walt Disney Co. (The)	2.350%	12/01/22	100,000	102,026
				993,514
Consumer Staples — 4.5%
Anheuser-Busch InBev SA/NV	2.625%	01/17/23	100,000	99,938
B&G Foods, Inc.	4.625%	06/01/21	58,000	58,870
Ingles Markets, Inc.	5.750%	06/15/23	60,000	61,200
Spectrum Brands, Inc.	6.625%	11/15/22	50,000	53,532
Wal-Mart Stores, Inc.	2.550%	04/11/23	65,000	66,590
				340,130
Energy — 8.5%
Apache Corp.	3.250%	04/15/22	109,000	108,783
Chevron Corp.	2.355%	12/05/22	150,000	148,897
Cloud Peak Energy Resources, LLC	8.500%	12/15/19	12,000	5,430
Cloud Peak Energy Resources, LLC	6.375%	03/15/24	29,000	10,150
Halliburton Co.	3.500%	08/01/23	175,000	177,555
Sabine Pass Liquefaction, LLC	5.625%	04/15/23	59,000	59,885
Schlumberger Ltd.	3.650%	12/01/23	125,000	131,855
				642,555
Financials — 21.4%
Aircastle Ltd.	5.500%	02/15/22	58,000	61,480
Bank of New York Mellon Corp. (The)	3.000%	02/24/25	100,000	103,323
Berkshire Hathaway, Inc.	3.125%	03/15/26	125,000	129,484
Branch Banking & Trust Co.	3.625%	09/16/25	150,000	157,780
Corrections Corp. of America	5.000%	10/15/22	55,000	58,025
General Electric Capital Corp.	3.150%	09/07/22	80,000	84,426
International Lease Finance Corp.	5.875%	08/15/22	150,000	164,250
Morgan Stanley	3.700%	10/23/24	175,000	180,922
PNC Financial Services Group, Inc. (The) (a)	2.854%	11/09/22	150,000	152,709

5

CINCINNATI ASSET MANAGEMENT FUNDS: BROAD MARKET STRATEGIC INCOME FUND SCHEDULE OF INVESTMENTS (Continued)
CORPORATE BONDS — 93.8% (Continued)	Coupon	Maturity	Par Value	Value
Financials — 21.4% (Continued)
Simon Property Group, L.P.	3.750%	02/01/24	$150,000	$161,014
U.S. Bancorp	2.950%	07/15/22	175,000	179,780
Wells Fargo & Co.	4.125%	08/15/23	175,000	186,426
				1,619,619
Health Care — 4.6%
DaVita HealthCare Partners, Inc.	5.000%	05/01/25	60,000	59,625
HCA Holdings, Inc.	5.375%	02/01/25	60,000	60,975
HealthSouth Corp.	5.750%	11/01/24	60,000	61,125
PerkinElmer, Inc.	5.000%	11/15/21	150,000	165,617
				347,342
Industrials — 16.8%
General Dynamics Corp.	2.250%	11/15/22	150,000	151,134
Hawaiian Airlines, Inc., Series 2013-1A	3.900%	01/15/26	67,621	66,397
Iron Mountain, Inc.	5.750%	08/15/24	57,000	57,285
L-3 Communications Corp.	3.950%	05/28/24	195,000	197,797
Raytheon Co.	2.500%	12/15/22	150,000	153,605
Stanley Black & Decker, Inc.	2.900%	11/01/22	150,000	156,186
United Airlines, Inc., Class B Pass-Through Certificates, Series 2013-1	5.375%	02/15/23	37,133	38,675
United Airlines, Inc., Class A Pass-Through Certificates, Series 2014-2	3.750%	03/03/28	194,181	200,249
United Rentals North America, Inc.	5.500%	07/15/25	60,000	59,100
US Airways, Inc., Class A Pass-Through Certificates, Series 2012-2B	6.750%	12/03/22	34,906	37,132
US Airways, Inc., Class A Pass-Through Certificates, Series 2012-2	4.625%	06/03/25	145,101	155,422
				1,272,982
Information Technology — 4.9%
Equinix, Inc.	5.375%	04/01/23	55,000	56,856
Hewlett-Packard Co.	4.375%	09/15/21	150,000	157,062
Intel Corp.	2.700%	12/15/22	150,000	155,146
				369,064
Materials — 4.2%
Graphic Packaging International, Inc.	4.750%	04/15/21	55,000	57,750
Huntsman International, LLC	4.875%	11/15/20	55,000	56,238
Praxair, Inc.	2.200%	08/15/22	150,000	149,774
Vulcan Materials Co.	7.150%	11/30/37	50,000	57,250
				321,012

6

CINCINNATI ASSET MANAGEMENT FUNDS: BROAD MARKET STRATEGIC INCOME FUND SCHEDULE OF INVESTMENTS (Continued)
CORPORATE BONDS — 93.8% (Continued)	Coupon	Maturity	Par Value	Value
Telecommunication Services — 12.4%
AT&T, Inc.	2.625%	12/01/22	$140,000	$137,406
CCO Holdings, LLC/CCO Holdings Capital Corp.	5.750%	01/15/24	58,000	60,465
CenturyLink, Inc.	5.800%	03/15/22	5,000	4,843
Comcast Corp.	3.600%	03/01/24	80,000	85,989
Comcast Corp.	3.150%	03/01/26	115,000	119,249
Frontier Communications Corp.	9.000%	08/15/31	55,000	47,300
Lamar Media Corp.	5.000%	05/01/23	52,000	54,210
Level 3 Financing, Inc.	5.375%	05/01/25	60,000	61,287
Mediacom, LLC/Mediacom Capital Corp.	5.500%	04/15/21	17,000	17,574
Mediacom, LLC/Mediacom Capital Corp.	7.250%	02/15/22	43,000	45,634
Netflix, Inc.	5.875%	02/15/25	54,000	56,835
Qwest Corp.	6.750%	12/01/21	150,000	161,250
Verizon Communications, Inc.	5.150%	09/15/23	25,000	28,718
Zayo Group, LLC	6.375%	05/15/25	56,000	58,450
				939,210
Utilities — 3.4%
AES Corp. (The)	5.500%	03/15/24	43,000	43,632
AES Corp. (The)	5.500%	04/15/25	30,000	29,925
Amerigas Finance, LLC	7.000%	05/20/22	55,000	58,231
Calpine Corp.	5.750%	01/15/25	65,000	63,131
Suburban Propane Partners, L.P.	5.500%	06/01/24	60,000	59,400
				254,319

Total Investments at Value — 93.8% (Cost $7,006,143)				$7,099,747

Other Assets in Excess of Liabilities — 6.2%				465,970

Net Assets — 100.0%				$7,565,717

(a)	Step coupon security. The rate shown is the effective interest rate as of May 31, 2016.
See accompanying notes to financial statements.

7

CINCINNATI ASSET MANAGEMENT FUNDS: BROAD MARKET STRATEGIC INCOME FUND STATEMENT OF ASSETS AND LIABILITIES May 31, 2016
ASSETS
Investments in securities:
At acquisition cost	$7,006,143
At value (Note 2)	$7,099,747
Cash	244,973
Receivable for investment securities sold	188,569
Interest receivable	79,215
Receivable from Adviser (Note 4)	12,859
Other assets	13,823
Total assets	7,639,186

LIABILITIES
Payable to administrator (Note 4)	7,060
Payable for investment securities purchased	58,819
Other accrued expenses	7,590
Total liabilities	73,469

NET ASSETS	$7,565,717

NET ASSETS CONSIST OF:
Paid-in capital	$7,768,060
Undistributed net investment income	37,840
Accumulated net realized losses from security transactions	(333,787)
Net unrealized appreciation on investments	93,604
NET ASSETS	$7,565,717

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	781,623

Net asset value, offering price and redemption price per share (Note 2)	$9.68

See accompanying notes to financial statements.

8

CINCINNATI ASSET MANAGEMENT FUNDS: BROAD MARKET STRATEGIC INCOME FUND STATEMENT OF OPERATIONS For the Year Ended May 31, 2016
INVESTMENT INCOME
Interest	$280,546

EXPENSES
Investment advisory fees (Note 4)	53,352
Professional fees	36,752
Fund accounting fees (Note 4)	30,770
Administration fees (Note 4)	30,000
Registration and filing fees	22,050
Pricing fees	20,048
Distribution fees (Note 4)	17,784
Compliance fees (Note 4)	12,000
Transfer agent fees (Note 4)	12,000
Trustees’ fees and expenses (Note 4)	9,984
Custody and bank service fees	7,686
Insurance expense	4,003
Postage and supplies	2,491
Other expenses	8,941
Total expenses	267,861
Less fee waivers and expense reimbursements by the Adviser (Note 4)	(221,622)
Net expenses	46,239

NET INVESTMENT INCOME	234,307

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses from security transactions	(331,563)
Net change in unrealized appreciation (depreciation) on investments	99,081
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(232,482)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,825

See accompanying notes to financial statements.

9

CINCINNATI ASSET MANAGEMENT FUNDS: BROAD MARKET STRATEGIC INCOME FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended May 31, 2016	Year Ended May 31, 2015
FROM OPERATIONS
Net investment income	$234,307	$231,416
Net realized gains (losses) from security transactions	(331,563)	2,330
Net change in unrealized appreciation (depreciation) on investments	99,081	(28,468)
Net increase in net assets resulting from operations	1,825	205,278

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(238,438)	(221,564)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	506,515	1,022,639
Net asset value of shares issued in reinvestment of distributions to shareholders	238,438	221,564
Payments for shares redeemed	(174,874)	(403,078)
Net increase in net assets from capital share transactions	570,079	841,125

TOTAL INCREASE IN NET ASSETS	333,466	824,839

NET ASSETS
Beginning of year	7,232,251	6,407,412
End of year	$7,565,717	$7,232,251

UNDISTRIBUTED NET INVESTMENT INCOME	$37,840	$41,585

CAPITAL SHARE ACTIVITY
Shares sold	53,320	102,166
Shares reinvested	24,991	22,290
Shares redeemed	(18,186)	(40,361)
Net increase in shares outstanding	60,125	84,095
Shares outstanding at beginning of year	721,498	637,403
Shares outstanding at end of year	781,623	721,498

See accompanying notes to financial statements.

10

CINCINNATI ASSET MANAGEMENT FUNDS: BROAD MARKET STRATEGIC INCOME FUND FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
	Year Ended May 31, 2016	Year Ended May 31, 2015	Year Ended May 31, 2014	Period Ended May 31, 2013(a)
Net asset value at beginning of period	$10.02	$10.05	$9.94	$10.00

Income (loss) from investment operations:
Net investment income	0.32	0.33	0.33	0.16
Net realized and unrealized gains (losses) on investments	(0.33)	(0.04)	0.11	(0.11)
Total from investment operations	(0.01)	0.29	0.44	0.05

Less distributions:
From net investment income	(0.33)	(0.32)	(0.33)	(0.11)

Net asset value at end of period	$9.68	$10.02	$10.05	$9.94

Total return (b)	(0.06%)	2.99%	4.68%	0.48	%(c)

Net assets at end of period (000’s)	$7,566	$7,232	$6,407	$5,220

Ratios/supplementary data:
Ratio of total expenses to average net assets	3.77%	3.71%	4.53%	3.69	%(d)

Ratio of net expenses to average net assets (e)	0.65%	0.65%	0.65%	0.65	%(d)

Ratio of net investment income to average net assets (e)	3.30%	3.35%	3.41%	2.81	%(d)

Portfolio turnover rate	18%	23%	11%	13	%(c)

(a)	Represents the period from the commencement of operations (October 26, 2012) through May 31, 2013.
(b)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not waived advisory fees and reimbursed expenses.

(c)	Not annualized.
(d)	Annualized.
(e)	Ratio was determined after advisory fee waivers and expense reimbursements (Note 4).
See accompanying notes to financial statements.

11

CINCINNATI ASSET MANAGEMENT FUNDS:
BROAD MARKET STRATEGIC INCOME FUND
NOTES TO FINANCIAL STATEMENTS
May 31, 2016

1. Organization

Cincinnati Asset Management Funds: Broad Market Strategic Income Fund (the “Fund”) is a diversified series of Ultimus Managers Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012. Other series of the Trust are not incorporated in this report. The Fund commenced operations on October 26, 2012.

The investment objective of the Fund is to achieve a high level of income consistent with a secondary goal of capital preservation.

2. Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Securities valuation – The Fund’s fixed income securities are generally valued using prices provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”). The independent pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities in determining these prices. The methods used by the independent pricing service and the quality of valuations so established are reviewed by Cincinnati Asset Management, Inc. (the “Adviser”), under the general supervision of the Board. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by the Board.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

Corporate bonds are classified as Level 2 since values are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities, and interest rates, among other factors. The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair

12

CINCINNATI ASSET MANAGEMENT FUNDS: BROAD MARKET STRATEGIC INCOME FUND NOTES TO FINANCIAL STATEMENTS (Continued)

value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2016:

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$7,099,747	$—	$7,099,747

Refer to the Fund’s Schedule of Investments for a listing of the securities by sector type. As of May 31, 2016, the Fund did not have any transfers between Levels. In addition, the Fund did not have derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of May 31, 2016. It is the Fund’s policy to recognize transfers between Levels at the end of the reporting period.

Share valuation – The net asset value (“NAV”) per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the NAV per share.

Investment income – Interest income is accrued as earned. Discounts and premiums on fixed income securities purchased are accreted or amortized using the effective interest method. Dividend income is recorded on the ex-dividend date.

Security transactions – Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on a specific identification basis.

Common expenses – Common expenses of the Trust are allocated among the Fund and other series of the Trust based on the relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Distributions to shareholders – Dividends from net investment income are declared and paid quarterly to shareholders. Net realized capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of the Fund’s distributions during the years ended May 31, 2016 and May 31, 2015 was ordinary income. On June 30, 2016, the Fund paid an ordinary income dividend of $0.0716 per share to shareholders of record on June 29, 2016.

13

CINCINNATI ASSET MANAGEMENT FUNDS: BROAD MARKET STRATEGIC INCOME FUND NOTES TO FINANCIAL STATEMENTS (Continued)

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of May 31, 2016:

Tax cost of portfolio investments	$7,006,143
Gross unrealized appreciation	$163,045
Gross unrealized depreciation	(69,441)
Net unrealized appreciation on investments	93,604
Undistributed ordinary income	37,840
Capital loss carryforwards	(333,787)
Accumulated deficit	$(202,343)

As of May 31, 2016, the Fund had a short-term capital loss carryforward of $94,191 and a long-term capital loss carryfoward of $239,596. These capital loss carryforwards, which do not expire, may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

For the year ended May 31, 2016, the Fund reclassified $386 of accumulated net investment income against accumulated net realized losses from security transactions on the Statement of Assets and Liabilities due to permanent differences in the recognition of capital gains or losses under income tax regulations and GAAP. This difference is due to the tax treatment of paydown adjustments. Such reclassification had no effect on the Fund’s net assets or NAV per share.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions for all open tax periods (periods ended May 31, 2013 through May 31, 2016) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Fund identifies its major tax jurisdiction as U.S. Federal.

14

CINCINNATI ASSET MANAGEMENT FUNDS: BROAD MARKET STRATEGIC INCOME FUND NOTES TO FINANCIAL STATEMENTS (Continued)

3. Investment Transactions

During the year ended May 31, 2016, cost of purchases and proceeds from sales of investment securities, other than short-term investments, were $1,620,624 and $1,213,727, respectively.

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Fund’s investments are managed by the Adviser pursuant to the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser an advisory fee, computed and accrued daily and paid monthly, at the annual rate of 0.75% of its average daily net assets.

Pursuant to an expense limitation agreement between the Fund and the Adviser, the Adviser has contractually agreed until October 1, 2017 to waive investment advisory fees and reimburse certain other operating expenses in order to limit total annual operating expenses of the Fund (exclusive of brokerage costs; taxes; interest; costs to organize the Fund; acquired fund fees and expenses; extraordinary expenses such as litigation and merger or reorganization costs; and other expenses not incurred in the ordinary course of the Fund’s business, and amounts, if any, payable to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”), as amended) to an amount not exceeding 0.65% of the Fund’s average daily net assets. Accordingly, the Adviser did not collect any of its advisory fees and, in addition, reimbursed other operating expenses totaling $168,270 during the year ended May 31, 2016.

An officer of the Fund is also an officer of the Adviser.

DISTRIBUTION PLAN

The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “Rule 12b-1 Plan”), pursuant to which the Fund may incur certain costs for distribution and/or shareholder servicing expenses not to exceed 0.25% per annum of the Fund’s average daily net assets. During the year ended May 31, 2016, the Fund incurred $17,784 in distribution and service fees under the Rule 12b-1 Plan.

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides fund administration, fund accounting, compliance and transfer agency services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Fund’s portfolio securities.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus.

Certain officers and a Trustee of the Trust are also officers of Ultimus and the Distributor.

15

CINCINNATI ASSET MANAGEMENT FUNDS: BROAD MARKET STRATEGIC INCOME FUND NOTES TO FINANCIAL STATEMENTS (Continued)

TRUSTEE COMPENSATION

Each Trustee who is not an “interested person” of the Trust (“Independent Trustee”) receives from the Fund a fee of $500 for each Board meeting attended plus reimbursement of travel and other meeting-related expenses. In addition, each Independent Trustee receives a $500 annual retainer from the Fund. Trustees affiliated with the Adviser or Ultimus are not compensated by the Fund for their services.

PRINCIPAL HOLDERS OF FUND SHARES

As of May 31, 2016, the following shareholders owned of record 5% or more of the outstanding shares of the Fund:

Name of Record Owner	% Ownership
Mary S. Sloneker	40%
Cincinnati Asset Management, Inc.	25%
William S. Sloneker	18%
UBS (for the benefit of its customers)	8%
Charles Schwab & Co., Inc. (for the benefit of its customers)	8%

A beneficial owner of 25% or more of the Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholder’s meeting.

5. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

6. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

16

CINCINNATI ASSET MANAGEMENT FUNDS:
BROAD MARKET STRATEGIC INCOME FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Ultimus Managers Trust
and the Shareholders of Cincinnati Asset Management Funds:
Broad Market Strategic Income Fund

We have audited the accompanying statement of assets and liabilities of Cincinnati Asset Management Funds: Broad Market Strategic Income Fund (the “Fund”), a series of shares of beneficial interest in Ultimus Managers Trust, including the schedule of investments, as of May 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and for the period October 26, 2012 (commencement of operations) through May 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2016 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cincinnati Asset Management Funds: Broad Market Strategic Income Fund as of May 31, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the three-year period then ended and for the period October 26, 2012 to May 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
July 28, 2016

17

CINCINNATI ASSET MANAGEMENT FUNDS: BROAD MARKET STRATEGIC INCOME FUND ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (December 1, 2015) and held until the end of the period (May 31, 2016).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

18

CINCINNATI ASSET MANAGEMENT FUNDS: BROAD MARKET STRATEGIC INCOME FUND ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

More information about the Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,024.80	$3.29
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.75	$3.29

*

Expenses are equal to the Fund’s annualized net expense ratio of 0.65% for the period, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1128, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1128, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-866-738-1128. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

19

CINCINNATI ASSET MANAGEMENT FUNDS:
BROAD MARKET STRATEGIC INCOME FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited)

The Board of Trustees has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. Unless otherwise noted, each Trustee’s and officer’s address is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. The following are the Trustees and executive officers of the Fund:

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Interested Trustees:
Robert G. Dorsey* Year of Birth: 1957	Since February 2012	Trustee (February 2012 to present) President (June 2012 to October 2013)	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC (1999 to present)	21	n/a
Independent Trustees:
Janine L. Cohen Year of Birth: 1952	Since January 2016	Trustee	Retired since 2013; Chief Financial Officer from 2004 to 2013 and Chief Compliance Officer from 2008 to 2013 at AER Advisors, Inc.	21	n/a
David M. Deptula Year of Birth: 1958	Since June 2012	Trustee	Vice President of Legal and Special Projects at Dayton Freight Lines, Inc. since 2016; Vice President of Tax Treasury at Standard Register, Inc. (formerly The Standard Register Company) from 2011 to 2016	21	n/a

20

CINCINNATI ASSET MANAGEMENT FUNDS:
BROAD MARKET STRATEGIC INCOME FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Independent Trustees: (Continued)
John J. Discepoli Year of Birth: 1963	Since June 2012	Chairman (June 2016 to present) Trustee (June 2012 to present)	Owner of Decepoli Financial Planning, LLC (personal financial planning company) since 2004	21	n/a

*

Mr. Dorsey is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act because of his relationship with the Trust’s administrator, transfer agent and distributor.

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
William S. Sloneker 8845 Govenor’s Hill Drive Cincinnati, OH 45249 Year of Birth: 1953	Since June 2012	Principal Executive Officer of Cincinnati Asset Management Funds: Broad Market Strategic Income Fund	Chairman, Chief Executive Officer and Portfolio Manager of Cincinnati Asset Management, Inc. (1989 to present)
David R. Carson Year of Birth: 1958	Since April 2013	President (October 2013 to present) Vice President (April 2013 to October 2013)

Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC (2013 to present); Chief Compliance Officer, FSI LBAR Fund (2013 to present), The Huntington Funds (2005 to 2013), The Flex-Funds (2006 to 2011), Meeder Financial (2007 to 2011), Huntington Strategy Shares (2012 to 2013), and Huntington Asset Advisors (2013); Vice President, Huntington National Bank (2001 to 2013).

21

CINCINNATI ASSET MANAGEMENT FUNDS:
BROAD MARKET STRATEGIC INCOME FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers: (Continued)
Jennifer L. Leamer Year of Birth: 1976	Since April 2014	Treasurer (October 2014 to present) Assistant Treasurer (April 2014 to October 2014)	V.P., Mutual Fund Controller of Ultimus Fund Solutions, LLC (2014 to present); Business Analyst of Ultimus Fund Solutions, LLC (2007 to 2014)
Bo J. Howell Year of Birth: 1981	Since October 2014	Secretary (April 2015 to present) Assistant Secretary (October 2014 to April 2015)

V.P., Director of Fund Administration for Ultimus Fund Solutions, LLC (2014 to present); Counsel – Securities and Mutual Funds for Western & Southern Financial Group (2012 to 2014); U.S. Securities and Exchange Commission, Senior Counsel (2009 to 2012)

Charles C. Black Year of Birth: 1979	Since April 2015	Chief Compliance Officer (January 2016 to present) Assistant Chief Compliance Officer (April 2015 to January 2016)

Senior Compliance Officer of Ultimus Fund Solutions, LLC (2015 to present); Senior Compliance Manager for Touchstone Mutual Funds (2013 to 2015); Senior Compliance Manager for Fund Evaluation Group (2011 to 2013); Regulatory Administration Specialist for JPMorgan Chase Bank (2006 to 2011)

Additional information about members of the Board and executive officers is available in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-866-738-1128.

22

CINCINNATI ASSET MANAGEMENT FUNDS:
BROAD MARKET STRATEGIC INCOME FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

The Board of Trustees (the “Board”), including the Independent Trustees voting separately, has reviewed and approved the Fund’s Investment Advisory Agreement with the Advisor for an additional term. Approval took place at an in-person meeting held on April 25-26, 2016, at which all of the Trustees were present.

In the course of their deliberations, the Board was advised by legal counsel. The Board received and reviewed a substantial amount of information provided by the Advisor in response to requests of the Board and counsel.

In considering the Investment Advisory Agreement and reaching their conclusions with respect thereto, the Board reviewed and analyzed various factors that they determined were relevant, including the factors described below.

The nature, extent, and quality of the services provided by the Adviser. In this regard, the Board reviewed the services being provided by the Adviser to the Fund including, without limitation, its investment advisory services since the Fund’s inception, the Adviser’s compliance procedures and practices, and its efforts to promote the Fund and assist in its distribution. The Board also noted that a principal of the Adviser serves as the Fund’s Principal Executive Officer without additional compensation. After reviewing the foregoing information and further information regarding the Adviser’s business, the Board concluded that the quality, extent, and nature of the services provided by the Adviser were satisfactory and adequate for the Fund.

The investment performance of the Fund. In this regard, the Board compared the performance of the Fund with the performance of its benchmark index and related Morningstar category. The Board noted that for the one and three-year periods reported (through March 31, 2016), the Fund had: (i) outperformed its benchmark for the three-year period but unperformed for the one-year period; (ii) outperformed the average and median of the Fund’s Peer Group for both periods; and (iii) outperformed the average, but underperformed the median, of funds of comparable size and structure in the Morningstar category (no load, under $25 million) for both periods. The Board also considered the consistency of the Adviser’s management with the Fund’s investment objective and policies. Following discussion of the investment performance of the Fund and its performance relative to its peer group and Morningstar category, the Adviser’s experience in managing mutual funds, its historical investment performance, and other factors, the Board concluded that the investment performance of the Fund is satisfactory.

The costs of the services provided and profits realized by the Adviser from its relationship with the Fund. In this regard, the Board considered the Adviser’s staffing, personnel, and methods of operations; the education and experience of its personnel; compliance program, policies, and procedures; financial condition and the level of commitment to the Fund, and, generally, the Adviser’s advisory business; the asset level of the Fund; the overall expenses of the Fund, including the advisory fee; and the differences in fees and services to the Adviser’s other accounts with similar strategies to the Fund. The Board considered the

23

CINCINNATI ASSET MANAGEMENT FUNDS:
BROAD MARKET STRATEGIC INCOME FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

Adviser’s Expense Limitation Agreement (the “ELA”) with the Fund, and considered the Adviser’s current and past fee reductions and expense reimbursements for the Fund. The Board further took into account the Adviser’s commitment to continue the ELA for the Fund until at least October 1, 2017.

The Board also considered potential benefits for the Adviser in managing the Fund, including promotion of the adviser’s name and the potential for it to receive research, statistical, or other services from the Fund’s trades. The Board compared the Fund’s advisory fee and overall expense ratio to the average advisory fees and average expense ratios for its Morningstar category. In addition, the Board compared the Fund to the comparable mutual funds in its Morningstar category and peer group in terms of the style of investment management, the size of the fund, and the nature of the investment strategies. The Board noted that the advisory fee for the Fund was at the 20th percentile for its peer group and slightly more competitive than the 20th percentile for comparable funds in the Morningstar category. The Board also noted that the overall expense ratio for the Fund was in the top quartile of its peer group and comparable funds in the Morningstar Multi-Sector Bond category. The Board also compared the fees paid by the Fund to the fees paid by other accounts of the Adviser with similar strategies, and considered the similarities and differences of services received by such other accounts as compared to the service provided to the Fund. Following these comparisons and upon further consideration and discussion of the foregoing, the Board concluded that the advisory fee paid to the Adviser by the Fund is fair and reasonable.

The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors. In this regard, the Board considered that the Fund’s fee arrangement with the Adviser involves both the advisory fee and the ELA. The Board determined that while the advisory fee remained the same as asset levels increased, the shareholders of the Fund have experienced benefits from the ELA and will continue to experience benefits from the ELA until the Fund’s assets grow to a level where its expenses otherwise fall below the expense limit. Following further discussion of the Fund’s asset levels, expectations for growth, and level of fees, the Board determined that the Fund’s fee arrangement with the Adviser would continue to provide benefits. The Board also determined that the fee arrangement is fair and reasonable given the Fund’s projected asset levels for the next year.

Brokerage and portfolio transactions. In this regard, the Board considered the Adviser’s trading policies, procedures, and performance in seeking best execution for the Fund. The Board also considered the historical portfolio turnover rate for the Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; and any anticipated allocation of portfolio business to persons affiliated with the Adviser. After further review and discussion, the Board determined that the Adviser’s practices regarding brokerage and portfolio transactions were satisfactory.

24

CINCINNATI ASSET MANAGEMENT FUNDS:
BROAD MARKET STRATEGIC INCOME FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

Possible conflicts of interest. In evaluating the possibility for conflicts of interest, the Board considered such matters as the experience and abilities of the advisory personnel assigned to the Fund, the Adviser’s process for allocating trades among its different clients, and the substance and administration of the Adviser’s code of ethics. Following further consideration and discussion, the Board found that the Adviser’s standards and practices relating to the identification and mitigation of potential conflicts of interests were satisfactory.

Conclusion

After full consideration of the above factors as well as other factors, the Board unanimously concluded that continuance of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

25

WAVELENGTH

FUNDS

Annual Report

May 31, 2016

WAVELENGTH INTEREST RATE NEUTRAL FUND

WAVELENGTH INTEREST RATE NEUTRAL FUND
LETTER TO SHAREHOLDERS	July 11, 2016

Dear Fellow Shareholders:

Since our last annual letter, markets exhibited less consistent relationships with fundamental drivers due to concerns over Federal Reserve policy. Short-term fears led frequently to heightened volatility, leaving many investors on the sidelines in cash waiting for clarity.

Over the long-term, people invest in pursuit of a positive real rate of return. With rates on cash near historic lows and economic conditions still important to asset classes’ ability to make money, we believe a balanced exposure to areas where cash is deployed remains the most prudent approach. This is consistent with our investment mandate as we seek total returns with a balance across economic environments.

What follows is designed to provide context around returns that builds a deeper understanding of the investment process that supports them. Through this we hope to build on the partnership your investment creates.

PERFORMANCE SUMMARY

For the twelve months ended May 31, 2016, the Wavelength Interest Rate Neutral Fund (the “Fund”) delivered a return of -3.37% versus a benchmark return of +0.11% for the S&P / BGCantor 0-3 Month US Treasury Bill Index (which seeks to represent the return from not taking risk in financial markets). Performance over the period remained within targeted risk parameters, and the Fund has maintained its portfolio balance in line with investment objectives.

WAVELENGTH PHILOSOPHY

We believe that macroeconomic conditions drive asset prices and central banks use interest rates to manage macroeconomic conditions. Based on this fundamental logic, we seek to build a portfolio that is hedged to changes in interest rates by balancing investment exposure between instruments we expect to outperform in rising and falling macroeconomic conditions.

INVESTMENT ENVIRONMENT

As an extension of our investment philosophy, we believe that changing expectations for these conditions drive investment decisions, which in turn drive market prices. While markets responded to expectations regarding growth and inflation, these conditions were sometimes offset by uncertainty over the period.

Economic output recovered modestly over the second half of 2015, yet continued to lag consensus expectations. Inflation was similarly subdued and consistently below what had been forecast by economists. Expectations for rising rates conflicted with downside surprises, resulting in mixed signals for many financial markets.

1

Energy prices remained under pressure heading into year-end, and this impacted corporate credit markets meaningfully. This produced a disconnect between high yield bonds and other corporate assets, such as equities and convertible bonds, as they failed to respond to expectations for growth. Similarly, inflation-linked assets underperformed, while those linked to falling inflation were modestly positive.

After the Federal Reserve raised interest rates in December, uncertainty in January rose to new heights for the cycle. This also represented a turning point for markets which emerged from short-term deleveraging and returned to more fundamental long-term relationships.

February was characterized by the redeployment of cash into markets after months of heightened volatility and uncertainty. Over the months that followed, despite economic data falling below expectations, its influence on asset prices returned. Federal Reserve guidance was constructive for investor confidence and policy expectations adjusted to the “new normal” for interest rates.

In this context, corporate credit rebounded meaningfully from its previous dislocation as 2016’s first quarter came to an end. Sovereign debt in emerging markets also benefited from the change in sentiment, as sources of yield were limited. A rally at the short end of the US yield curve to begin the year was followed by a flattening where long-term government bonds started to reflect lower inflation expectations.

PERFORMANCE DISCUSSION

As discussed above, short-term fears led frequently to heightened volatility over the period, leaving many investors in cash seeking clarity. The Fund managed downside risk through this uncertainty by design, with a disciplined balance to growth and inflation.

In June came the first notable headwinds for markets, as financial assets became correlated with uncertainty. Losses were driven by corporate assets, including convertible bonds, credit, and emerging market positions, and these were among the most profitable when the Fund recovered in July. Selling pressure returned in August and to a lesser extent in September, as the portfolio’s balance proved to be more effective. Profits from government bonds and precious metals positions helped offset losses through quarter-end.

Strong returns in October came from performance across the portfolio, as markets that had suffered dislocations benefited the portfolio most. Assets again became correlated in November due to widespread deleveraging which persisted through the end of the year.

Positive performance in February represented a turning point for the Fund, as short-term fear gave way to long-term fundamentals. March was the Fund’s strongest month of performance, as positive contributions came from across the portfolio. Among the top positions were inflation assets, such as TIPS and emerging market debt, which responded positively to higher-than-expected inflation. Growth-related positions also made meaningful contributions, led by corporate assets such as credit and bank loans.

The portfolio continued to harvest returns in April due to strong performance from corporate and emerging market bonds. Profits from investment grade bonds were limited by modest losses in US Treasuries which limited upside for the portfolio. Amidst mixed market signals and a number of reversals, the Fund held year-to-date profits through May. Positive contributions were made from credit, bank loans and REITs during the month, and were offset by investment grade bonds and short-term US Treasuries.

2

OUTLOOK

As markets adjust to a new normal for interest rates, spells of uncertainty are likely to continue. We expect that asset prices will be driven by macroeconomic conditions and short-term dislocations will create opportunities for disciplined investors.

In this context, we maintain our balance to growth and inflation and our discipline in managing new risks. We believe our investment process will continue to deliver value with consistency in harvesting absolute returns over the long-term.

Thank you for your trust and commitment through investment.

Sincerely,

Andrew Dassori

Founding Partner & Chief Investment Officer
Wavelength Capital Management

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.Performance data current to the most recent month end are available by calling 1-866-896-9292.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-866-896-9292 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Wavelength Interest Rate Neutral Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Fund that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolio of the Fund, may be sold at any time and may no longer be held by the Fund.For a complete list of securities held by the Fund as of May 31, 2016, please see the Schedule of Investments section of the Annual Report.The opinions of the Adviser with respect to those securities may change at any time.

Statements in the Letter to Shareholders that reflect projections or expectations for future financial or economic performance of the Fund and the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements.No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements.Important factors that could result in such differences, in addition to factors noted with such forward-looking statements include, without limitation, general economic conditions, such as inflation, recession, and interest rates.Past performance is not a guarantee of future results.

3

WAVELENGTH INTEREST RATE NEUTRAL FUND
PERFORMANCE INFORMATION
May 31, 2016 (Unaudited)

Comparison of the Change in Value of a $100,000 Investment in
Wavelength Interest Rate Neutral Fund versus the
S&P/BGCantor 0-3 Month U.S. Treasury Bill Index

Average Annual Total Returns For Periods Ended May 31, 2016
	1 Year	Since Inception(b)
Wavelength Interest Rate Neutral Fund(a)	(3.37%)	0.34%
S&P/BGCantor 0-3 Month U.S. Treasury Bill Index	0.11%	0.06%

(a)	The Fund’s total returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	The Fund commenced operations on September 30, 2013.

4

WAVELENGTH INTEREST RATE NEUTRAL FUND
PORTFOLIO INFORMATION
May 31, 2016 (Unaudited)

Portfolio Allocation (% of Net Assets)

Top 10 Holdings

Security Description	% of Net Assets
iShares® TIPS Bond ETF	17.5%
Vanguard Short-Term Corporate Bond ETF	16.9%
PowerShares Senior Loan Portfolio	16.0%
SPDR® Barclays Short Term High Yield Bond ETF	8.9%
iShares® iBoxx $ Investment Grade Corporate Bond ETF	6.5%
PowerShares Emerging Markets Sovereign Debt Portfolio	4.6%
SPDR® Barclays High Yield Bond ETF	4.6%
VanEck Vectors Emerging Markets High Yield Bond ETF	4.4%
iShares® J.P. Morgan USD Emerging Markets Bond ETF	3.0%
Vanguard REIT ETF	2.5%

5

WAVELENGTH INTEREST RATE NEUTRAL FUND SCHEDULE OF INVESTMENTS May 31, 2016
EXCHANGE-TRADED FUNDS — 87.4%	Shares	Value
Emerging Markets Debt — 12.0%
iShares® J.P. Morgan USD Emerging Markets Bond ETF	4,496	$498,966
PowerShares Emerging Markets Sovereign Debt Portfolio	27,577	782,911
VanEck Vectors Emerging Markets High Yield Bond ETF	31,553	736,763
		2,018,640
Real Estate Investment Trusts (REITs) — 2.7%
SPDR® Dow Jones REIT ETF	200	18,832
Vanguard REIT ETF	5,100	426,819
		445,651
U.S. Fixed Income — 72.7%
iShares® iBoxx $ High Yield Corporate Bond ETF	2,610	218,222
iShares® iBoxx $ Investment Grade Corporate Bond ETF	9,140	1,091,225
iShares® TIPS Bond ETF	25,626	2,924,952
PowerShares Senior Loan Portfolio	116,331	2,683,756
SPDR® Barclays High Yield Bond ETF	21,823	768,824
SPDR® Barclays Short Term High Yield Bond ETF	55,634	1,486,540
Vanguard Short-Term Corporate Bond ETF	35,407	2,832,560
Vanguard Short-Term Inflation-Protected Securities ETF *	3,734	183,003
		12,189,082

Total Exchange-Traded Funds (Cost $14,666,308)		$14,653,373

MONEY MARKET FUNDS — 9.4%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.24% (a)	1,540,359	$1,540,359
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Shares, 0.24% (a)	36,812	36,812
Total Money Market Funds (Cost $1,577,171)		$1,577,171

Total Investments at Value — 96.8%(Cost $16,243,479)		$16,230,544

Other Assets in Excess of Liabilities — 3.2%		530,635

Net Assets — 100.0%		$16,761,179

*	Non-income producing security.
(a)	The rate shown is the 7-day effective yield as of May 31, 2016.
See accompanying notes to financial statements.

6

WAVELENGTH INTEREST RATE NEUTRAL FUND SCHEDULE OF FUTURES CONTRACTS May 31, 2016
FUTURES CONTRACTS	Expiration Date	Contracts	Aggregate Market Value of Contracts	Unrealized Appreciation (Depreciation)
Commodity Futures
COMEX miNY Gold Future	7/27/2016	4	$243,650	$343
E-Mini Crude Oil Future	6/20/2016	7	171,325	661
Total Commodity Futures			414,975	1,004

Index Futures
E-Mini Dow CBOT DJIA Future	6/17/2016	8	710,920	6,701
E-Mini Nasdaq 100 Future	6/17/2016	2	180,960	4,851
E-Mini S&P 500® Future	6/17/2016	6	628,050	8,350
Total Index Futures			1,519,930	19,902

Treasury Futures
5-Year U.S. Treasury Note Future	9/30/2016	10	1,200,547	(554)
U.S. Treasury Long Bond Future	9/21/2016	3	489,187	308
Total Treasury Futures			1,689,734	(246)

Total Futures Contracts			$3,624,639	$20,660

FUTURES CONTRACTS SOLD SHORT	Expiration Date	Contracts	Aggregate Market Value of Contracts	Unrealized Depreciation
Treasury Futures
10-Year U.S. Treasury Note Future	6/21/2016	10	$1,296,875	$(1,968)

See accompanying notes to financial statements.

7

WAVELENGTH INTEREST RATE NEUTRAL FUND STATEMENT OF ASSETS AND LIABILITIES May 31, 2016
ASSETS
Investments in securities:
At acquisition cost	$16,243,479
At value (Note 2)	$16,230,544
Cash	3,397
Margin deposits for futures contracts (Notes 2 and 5)	541,202
Dividends receivable	328
Receivable for investment securities sold	5,349
Other assets	2,588
Total assets	16,783,408

LIABILITIES
Payable for investment securities purchased	7,014
Payable to Adviser (Note 4)	290
Payable to administrator (Note 4)	7,390
Variation margin payable (Notes 2 and 5)	4,291
Other accrued expenses	3,244
Total liabilities	22,229

NET ASSETS	$16,761,179

NET ASSETS CONSIST OF:
Paid-in capital	$17,909,445
Undistributed net investment income	49,485
Accumulated net realized losses from security transactions and other financial instruments	(1,203,508)
Net unrealized appreciation (depreciation) on:
Investments	(12,935)
Futures contracts	18,692
NET ASSETS	$16,761,179

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,756,840

Net asset value, offering price and redemption price per share (Note 2)	$9.54

See accompanying notes to financial statements.

8

WAVELENGTH INTEREST RATE NEUTRAL FUND STATEMENT OF OPERATIONS For the Year Ended May 31, 2016
INVESTMENT INCOME
Dividends	$521,014

EXPENSES
Investment advisory fees (Note 4)	157,467
Professional fees	36,077
Fund accounting fees (Note 4)	30,654
Administration fees (Note 4)	29,000
Transfer agent fees (Note 4)	15,000
Compliance fees (Note 4)	12,615
Custody and bank service fees	11,344
Trustees' fees and expenses (Note 4)	10,007
Registration and filing fees	6,226
Insurance expense	3,998
Postage and supplies	2,728
Other expenses	15,216
Total expenses	330,332
Less fee reductions and expense reimbursements by the Adviser (Note 4)	(166,221)
Net expenses	164,111

NET INVESTMENT INCOME	356,903

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FUTURES CONTRACTS
Net realized losses from:
Investments	(791,771)
Futures contracts (Note 5)	(242,528)
Capital gain distributions from regulated investment companies	1,602
Net change in unrealized appreciation (depreciation) on:
Investments	33,201
Futures contracts (Note 5)	26,867
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS AND FUTURES CONTRACTS	(972,629)

NET DECREASE IN NET ASSETSRESULTING FROM OPERATIONS	$(615,726)

See accompanying notes to financial statements.

9

WAVELENGTH INTEREST RATE NEUTRAL FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended May 31, 2016	Year Ended May 31, 2015
FROM OPERATIONS
Net investment income	$356,903	$329,154
Net realized losses from:
Investments	(791,771)	(168,620)
Option contracts	—	(8,464)
Futures contracts (Note 5)	(242,528)	(14,863)
Capital gain distributions from regulated investment companies	1,602	37,148
Net change in unrealized appreciation (depreciation) on:
Investments	33,201	(153,547)
Futures contracts (Note 5)	26,867	(18,308)
Net increase (decrease) in net assets from operations	(615,726)	2,500

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(355,504)	(293,521)
From net realized gains	—	(48,557)
Decrease in net assets from distributions to shareholders	(355,504)	(342,078)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	544,904	13,413,165
Net asset value of shares issued in reinvestment of distributions to shareholders	350,339	339,021
Payments for shares redeemed	(978,011)	(314,392)
Net increase (decrease) in net assets from capital share transactions	(82,768)	13,437,794

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,053,998)	13,098,216

NET ASSETS
Beginning of year	17,815,177	4,716,961
End of year	$16,761,179	$17,815,177

UNDISTRIBUTED NET INVESTMENT INCOME	$49,485	$48,086

See accompanying notes to financial statements.

10

WAVELENGTH INTEREST RATE NEUTRAL FUND STATEMENTS OF CHANGES IN NET ASSETS (Continued)
	Year Ended May 31, 2016	Year Ended May 31, 2015
CAPITAL SHARE ACTIVITY
Shares sold	57,617	1,308,050
Shares issued in reinvestment of distributions to shareholders	37,420	34,071
Shares redeemed	(103,873)	(31,083)
Net increase (decrease) in shares outstanding	(8,836)	1,311,038
Shares outstanding at beginning of year	1,765,676	454,638
Shares outstanding at end of year	1,756,840	1,765,676

See accompanying notes to financial statements.

11

WAVELENGTH INTEREST RATE NEUTRAL FUND FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
	Year Ended May 31, 2016	Year Ended May 31, 2015	Period Ended May 31, 2014 (a)
Net asset value at beginning of period	$10.09	$10.38	$10.00

Income (loss) from investment operations:
Net investment income	0.21	0.23	0.10
Net realized and unrealized gains (losses) on investments and futures contracts	(0.56)	(0.25)	0.36
Total from investment operations	(0.35)	(0.02)	0.46

Less distributions:
Distributions from net investment income	(0.20)	(0.23)	(0.07)
Distributions from net realized gains	—	(0.04)	(0.01)
Total distributions	(0.20)	(0.27)	(0.08)

Net asset value at end of period	$9.54	$10.09	$10.38

Total return (b)	(3.37%)	(0.17%)	4.62	%(c)

Net assets at end of period (000's)	$16,761	$17,815	$4,717

Ratios/supplementary data:
Ratio of total expenses to average net assets (d)	2.00%	2.19%	4.42	%(e)

Ratio of net expenses to average net assets (d)(f)	0.99%	0.99%	0.99	%(e)

Ratio of net investment income to average net assets (f)(g)	2.16%	2.52%	1.55	%(e)

Portfolio turnover rate	103%	107%	114	%(c)

(a)	Represents the period from the commencement of operations (September 30, 2013) through May 31, 2014.
(b)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and reimbursed expenses.

(c)	Not annualized.
(d)	The ratios of expenses to average net assets do not reflect the Fund's proportionate share of expenses of the underlying investment companies in which the Fund invests.
(e)	Annualized.
(f)	Ratio was determined after advisory fee reductions and expense reimbursements (Note 4).
(g)	Recognition of net investment income by the Fund is affected by the timing of the declarations of dividends by the underlying investment companies in which the Fund invests.
See accompanying notes to financial statements.

12

WAVELENGTH INTEREST RATE NEUTRAL FUND
NOTES TO FINANCIAL STATEMENTS
May 31, 2016

1. Organization

Wavelength Interest Rate Neutral Fund (the “Fund”) is a non-diversified series of Ultimus Managers Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012. Other series of the Trust are not incorporated in this report. The Fund commenced operations on September 30, 2013.

The investment objective of the Fund is total return.

2. Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies. The policies are in conformity with Generally Accepted Accounting Principles in the United States of America (“GAAP”). As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Securities and futures valuation – The Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open. The Fund values its listed securities on the basis of the security’s last sale price on the security’s primary exchange, if available, otherwise at the exchange’s most recently quoted mean price. NASDAQ-listed securities are valued at the NASDAQ Official Closing Price. The Fund values its exchange-traded futures contracts at their last sale price as of the close of regular trading on the NYSE. Prices for these futures contracts are monitored daily by the Adviser until the close of regular trading to determine if fair valuation is required.

In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value pursuant to the procedures adopted by and under the general supervision of the Trust’s Board of Trustees (the “Board”). Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

13

WAVELENGTH INTEREST RATE NEUTRAL FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments as of May 31, 2016:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Exchange-Traded Funds	$14,653,373	$—	$—	$14,653,373
Money Market Funds	1,577,171	—	—	1,577,171
Total	$16,230,544	$—	$—	$16,230,544
Other Financial Instruments
Futures Contracts	$20,660	$—	$—	$20,660
Futures Contracts Sold Short	(1,968)	—	—	(1,968)
Total	$18,692	$—	$—	$18,692

As of May 31, 2016, the Fund did not have any transfers between Levels. In addition, the Fund did not have any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of May 31, 2016. It is the Fund’s policy to recognize transfers between Levels at the end of the reporting period.

Share valuation – The net asset value (“NAV”) per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the NAV per share.

Investment income – Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Security transactions – Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on a specific identification basis.

Common expenses – Common expenses of the Trust are allocated among the Fund and the other series of the Trust based on the relative net assets of each series or the nature of the services performed and the relative applicability to each series.

14

WAVELENGTH INTEREST RATE NEUTRAL FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Distributions to shareholders – The Fund will distribute to shareholders any net investment income on a quarterly basis and any net realized capital gains at least annually. The amount of such dividends and distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid during the years ended May 31, 2016 and May 31, 2015 was as follows:

Years Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
May 31, 2016	$355,504	$—	$355,504
May 31, 2015	$328,122	$13,956	$342,078

Option contracts – The Fund may use option contracts in any manner consistent with its investment objective and as long as the use is consistent with relevant provisions of the Investment Company Act of 1940 (the “1940 Act”). The Fund may use options for speculative investment purposes as well as for the purpose of seeking to reduce the overall investment risk that would otherwise be associated with the securities in which the Fund invests. When the Fund purchases an option, an amount equal to the total premium (the premium plus the commission) paid by the Fund is recorded as an asset in the Fund’s Statement of Assets and Liabilities and is subsequently marked-to-market daily. Premiums paid in the purchase of options which expire are treated as realized losses. Premiums paid in the purchase of call options which are exercised increase the cost of the security purchased. If a closing sale transaction is used to terminate the Fund’s obligation on an option, a gain or loss will be realized depending upon whether the price of the closing sale transaction is more or less than the premium previously paid on the option purchased.

Futures contracts – The Fund may use futures contracts to gain exposure to or to hedge against changes in the value of equities, real estate, interest rates or commodities. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. When the Fund purchases or sells a futures contract, no price is paid to or received by the Fund. Instead, the Fund is required to deposit in a segregated asset account an amount of cash or qualifying securities currently ranging from 2% to 10% of the contract amount. This is called the “initial margin deposit.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying asset. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. If market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The margin deposits for futures contracts and the variation margin payable are reported on the Statement of Assets and Liabilities.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

15

WAVELENGTH INTEREST RATE NEUTRAL FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Federal income tax – The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized captial gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of May 31, 2016:

Tax cost of portfolio investments	$16,552,919
Gross unrealized appreciation	$94,770
Gross unrealized depreciation	(417,145)
Net unrealized depreciation	(322,375)
Undistributed ordinary income	49,485
Accumulated capital and other losses	(875,376)
Total accumulated deficit	$(1,148,266)

The value of the federal income tax cost of portfolio investments and the tax components of the accumulated deficit may temporarily differ from the financial statement cost and components of net assets (“book/tax difference”). These book/tax differences are due to the recognition of capital gains or losses under income tax regulations and GAAP, primarily the tax deferral of losses on wash sales and the tax treatment of realized and unrealized gains and losses on futures contracts.

As of May 31, 2016, the Fund had a short-term capital loss carryforward of $343,823 and a long-term capital loss carryforward of $298,968 for federal income tax purposes. These capital loss carryforwards, which do not expire, may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

Certain capital losses incurred after October 31, 2015 and within the current taxable year are deemed to arise on the first business day of the Fund’s following taxable year. For the year ended May 31, 2016, the Fund deferred until June 1, 2016, post-October capital losses in the amount of $232,585.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions for all open tax periods (periods ended May 31, 2014 through May 31, 2016) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Fund identifies its major tax jurisdiction as U.S. Federal.

16

WAVELENGTH INTEREST RATE NEUTRAL FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

3. Investment Transactions

During the year ended May 31, 2016, cost of purchases and proceeds from sales of investment securities, other than short-term investments, were $15,321,897 and $15,176,233, respectively.

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Fund’s investments are managed by Wavelength Capital Management, LLC (the “Adviser”) pursuant to the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser an advisory fee, computed and accrued daily and paid monthly, at the annual rate of 0.95% of its average daily net assets.

Pursuant to an Expense Limitation Agreement (“ELA”) between the Fund and the Adviser, the Adviser has contractually agreed, until October 1, 2017, to reduce investment advisory fees and reimburse other operating expenses in order to limit total annual operating expenses of the Fund (exclusive of brokerage costs; taxes; interest; acquired fund fees and expenses; extraordinary expenses such as litigation and merger or reorganization costs; other expenses not incurred in the ordinary course of the Fund’s business; and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) to an amount not exceeding 0.99% of the Fund’s average daily net assets. During the year ended May 31, 2016, the Adviser did not collect any of its investment advisory fees and, in addition, reimbursed the Fund for other operating expenses totaling $8,754.

Under the terms of the ELA, investment advisory fee reductions and expense reimbursements by the Adviser are subject to recoupment by the Adviser for a period of three years after such fees and expenses were incurred, provided that the recoupments do not cause total annual operating expenses of the Fund to exceed 0.99% of the Fund’s average daily net assets. As of May 31, 2016, the Adviser may seek recoupment of investment advisory fee reductions and expense reimbursements in the amount of $415,560 no later than the dates as stated below:

May 31, 2017	May 31, 2018	May 31, 2018	Total
$91,664	$157,675	$166,221	$415,560

The principal executive officer of the Fund is also an officer of the Adviser.

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides fund administration, fund accounting, compliance and transfer agency services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Fund’s portfolio securities.

17

WAVELENGTH INTEREST RATE NEUTRAL FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as the principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

Certain officers and a Trustee of the Trust are also officers of Ultimus and the Distributor.

TRUSTEE COMPENSATION

Each Trustee who is not an “interested person” of the Trust (“Independent Trustee”) receives from the Fund a fee of $500 for each Board meeting attended plus reimbursement of travel and other meeting-related expenses. In addition, each Independent Trustee receives a $500 annual retainer from the Fund. Trustees affiliated with the Adviser or Ultimus are not compensated by the Fund for their services.

PRINCIPAL HOLDERS OF FUND SHARES

As of May 31, 2016, the following shareholders owned of record 5% or more of the outstanding shares of the Fund:

Name of Record Owner	% Ownership
Interactive Brokers, LLC (for the benefit of its customers)	71%
R&T Partners, LLC (for the benefit of its customers)	12%
Charles Schwab & Co., Inc. (for the benefit of its customers)	5%

A shareholder owning of record or beneficially 25% or more of the Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

5. Derivatives Transactions

The Fund’s positions in derivative instruments as of May 31, 2016 are recorded in the following location in the Statement of Assets and Liabilities:

Derivative Investment Type	Location
Futures contracts	Variation margin payable

18

WAVELENGTH INTEREST RATE NEUTRAL FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The following table sets forth the values of variation margin of the Fund as of May 31, 2016:

	Variation Margin
	Receivable	(Payable)	Total
Asset Derivatives
Futures contracts
Commodity	$344	$(1,330)	$(986)
Index	1,322	(5,212)	(3,890)
Treasury	373	(550)	(177)
Total Asset Derivatives	2,039	(7,092)	(5,053)
Liability Derivatives
Futures contracts
Treasury	762	—	762
Total Liability Derivatives	762	—	762
Total	$2,801	$(7,092)	$(4,291)

The Fund’s transactions in derivative instruments during the year ended May 31, 2016 are recorded in the following locations in the Statement of Operations:

Derivative Investment Type	Location
Futures contracts	Net realized losses from futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts

The following is a summary of the Fund’s net realized gains (losses) and net change in unrealized appreciation (depreciation) on derivative instruments recognized in the Statement of Operations during the year ended May 31, 2016:

Type of Derivative	Net Realized Gains (Losses)	Net Change in Unrealized Appreciation (Depreciation)
Futures contracts
Commodity	$12,533	$10,242
Index	(280,379)	29,067
Treasury	25,318	(12,442)
Total	$(242,528)	$26,867

The average monthly notional amount of futures contracts purchased during the year ended May 31, 2016 was $5,651,987, and the gross notional amount of futures contracts and future contracts sold short outstanding at May 31, 2016 was $3,624,639 and $(1,296,875), respectively.

19

WAVELENGTH INTEREST RATE NEUTRAL FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

In the ordinary course of business, the Fund may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral securities and securities collateral on a counterparty basis.

As of May 31, 2016, the offsetting of financial assets and derivative assets is as follows:

Description	Gross Amount of Recognized Assets	Gross Amount Offset on Statement of Assets and Liabilities	Net Amount of Assets Presented on Statement of Assets and Liabilities	Collateral Pledged	Net Amount
Variation margin receivable - futures contracts	$2,039	$(7,092)	$(5,053)	$398,589	$393,536
Total subject to a master netting or similar arrangement	$2,039	$(7,092)	$(5,053)	$398,589	$393,536

As of May 31, 2016, the offsetting of financial liabilities and derivative liabilities is as follows:

Description	Gross Amount of Recognized Liabilities	Gross Amount Offset on Statement of Assets and Liabilities	Net Amount of Liabilities Presented on Statement of Assets and Liabilities	Collateral Pledged	Net Amount
Variation margin receivable - futures contracts	$762	$—	$762	$142,613	$143,375
Total subject to a master netting or similar arrangement	$762	$—	$762	$142,613	$143,375

6. Certain Investments and Risks

The securities in which the Fund invests, as well as the risks associated with these securities, are described in the Fund’s prospectus. Among these risks are those associated with investments in exchange-traded funds (“ETFs”). ETFs issue their shares to authorized participants in return for a specific basket of securities. The authorized participants then sell the ETF’s shares on the secondary market. In other words, ETF shares are traded on a securities exchange based on their market value. Investments in ETFs are subject to the

20

WAVELENGTH INTEREST RATE NEUTRAL FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

risk that the ETF’s shares may trade at a premium (creating the risk that the Fund pays more than NAV for an ETF when making a purchase) or discount (creating the risk that the Fund receives less than NAV when selling an ETF) to the ETF’s NAV. Investments in ETFs are also subject to index-tracking risk because the total return generated by the securities will be reduced by transaction costs and expenses not incurred by the indices. Certain securities comprising the index tracked by an ETF may, from time to time, temporarily be unavailable, which may further impede the ETF’s ability to track its applicable index or match the index’s performance. To the extent that the Fund invests in an ETF, the Fund incurs additional expenses because the Fund bears its pro-rata portion of such ETF’s advisory fees and operational expenses. Finally, ETF shares are also subject to the risks applicable to the underlying basket of securities. As of May 31, 2016, the Fund had 87.4% of the value of its net assets invested in ETFs.

7. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

21

WAVELENGTH INTEREST RATE NEUTRAL FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Ultimus Managers Trust
and the Shareholders of Wavelength Interest Rate Neutral Fund

We have audited the accompanying statement of assets and liabilities of Wavelength Interest Rate Neutral Fund (the “Fund”), a series of shares of beneficial interest in the Ultimus Managers Trust, including the schedule of investments, as of May 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and for the period September 30, 2013 (commencement of operations) through May 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2016 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wavelength Interest Rate Neutral Fund as of May 31, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the two-year period then ended and for the period September 30, 2013 to May 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
July 28, 2016

22

WAVELENGTH INTEREST RATE NEUTRAL FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (December 1, 2015) and held until the end of the period (May 31, 2016).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

23

WAVELENGTH INTEREST RATE NEUTRAL FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)

More information about the Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Expenses Paid During Period*
Based on Actual Fund Return	$ 1,000.00	$ 1,023.20	$ 5.01
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,020.05	$ 5.00

*

Expenses are equal to the Fund’s annualized net expense ratio of 0.99% for the period, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-896-9292, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-896-9292, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-866-896-9292. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

24

WAVELENGTH INTEREST RATE NEUTRAL FUND
FEDERAL TAX INFORMATION (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Fund during the fiscal year ended May 31, 2016. Certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%. The Fund intends to designate up to a maximum amount of $16,472 as taxed at a maximum rate of 23.8%. As required by federal regulations, complete information was computed and reported in conjunction with your 2015 Form 1099-DIV.

25

WAVELENGTH INTEREST RATE NEUTRAL FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board of Trustees has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. Unless otherwise noted, each Trustee’s and officer’s address is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. The following are the Trustees and executive officers of the Fund:

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Interested Trustees:
Robert G. Dorsey* Year of Birth: 1957	Since February 2012	Trustee (February 2012 to present) President (June 2012 to October 2013)	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC (1999 to present)	21	None
Independent Trustees:
Janine L. Cohen Year of Birth: 1952	Since January 2016	Trustee	Retired since 2013; Chief Financial Officer from 2004 to 2013 and Chief Compliance Officer from 2008 to 2013 at AER Advisors, Inc.	21	None
David M. Deptula Year of Birth: 1958	Since June 2012	Trustee	Vice President of Legal and Special Projects at Dayton Freight Lines, Inc. since 2016; Vice President of Tax Treasury at Standard Register, Inc. (formerly The Standard Register Company) from 2011 to 2016	21	None

26

WAVELENGTH INTEREST RATE NEUTRAL FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Independent Trustees (continued):
John J. Discepoli Year of Birth: 1963	Since June 2012	Chairman (June 2016 to present) Trustee (June 2012 to present)	Owner of Discepoli Financial Planning, LLC (personal financing planning company) since 2004	21	None

*

Mr. Dorsey is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act because of his relationship with the Trust’s administrator, transfer agent and distributor.

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
Andrew Dassori 250 West 57th Street, Suite 2032 New York, NY 10107 Year of Birth: 1984	Since July 2013	Principal Executive Officer of Wavelength Interest Rate Neutral Fund

Managing Member of Wavelength Capital Management, LLC (2013 to present); Chief Compliance Officer of Wavelength Capital Management (2013 to 2016); Formerly, Portfolio Manager, Credit Suisse Asset Management LLC (2007 to 2013)

David R. Carson Year of Birth: 1958	Since April 2013	President (October 2013 to present) Vice President (April 2013 to October 2013)

Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC (2013 to present); Chief Compliance Officer, FSI LBAR Fund (2013 to Present), The Huntington Funds (2005 to 2013), The Flex-Funds (2006 to 2011), Meeder Financial (2007 to 2011), Huntington Strategy Shares (2012 to 2013), and Huntington Asset Advisors (2013); Vice President, Huntington National Bank (2001 to 2013).

27

WAVELENGTH INTEREST RATE NEUTRAL FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers (Continued):
Jennifer L. Leamer Year of Birth: 1976	Since April 2014	Treasurer (October 2014 to present) Assistant Treasurer (April 2014 to October 2014)	V.P., Mutual Fund Controller of Ultimus Fund Solutions, LLC (2014 to present); Business Analyst of Ultimus Fund Solutions, LLC (2007 to 2014)
Bo J. Howell Year of Birth: 1981	Since October 2014	Secretary (April 2015 to present) Assistant Secretary (October 2014 to April 2015)

V.P., Director of Fund Administration for Ultimus Fund Solutions, LLC (2014 to present); Counsel – Securities and Mutual Funds for Western & Southern Financial Group (2012 to 2014); U.S. Securities and Exchange Commission, Senior Counsel (2009 to 2012)

Charles C. Black Year of Birth: 1979	Since April 2015	Chief Compliance Officer (January 2016 to present) Assistant Chief Compliance Officer (April 2015 to January 2016)

Senior Compliance Officer of Ultimus Fund Solutions, LLC (2015 to present); Senior Compliance Manager for Touchstone Mutual Funds (2013 to 2015); Senior Compliance Manager for Fund Evaluation Group (2011 to 2013); Regulatory Administration Specialist for JPMorgan Chase Bank (2006 to 2011)

Additional information about members of the Board and executive officers is available in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-866-738-1128.

28

WAVELENGTH INTEREST RATE NEUTRAL FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

The Board of Trustees (the “Board”), including the Independent Trustees voting separately, has reviewed and approved the Fund’s Investment Advisory Agreement with the Advisor for an additional term. Approval took place at an in-person meeting held on April 25-26, 2016, at which all of the Trustees were present.

In the course of their deliberations, the Board was advised by legal counsel. The Board received and reviewed a substantial amount of information provided by the Advisor in response to requests of the Board and counsel.

In considering the Investment Advisory Agreement and reaching their conclusions with respect thereto, the Board reviewed and analyzed various factors that they determined were relevant, including the factors described below.

The nature, extent, and quality of the services provided by the Adviser. In this regard, the Board reviewed the services being provided by the Adviser to the Fund including, without limitation, its investment advisory services since the Fund’s inception, the Adviser’s compliance procedures and practices, and its efforts to promote the Fund and assist in its distribution. The Board also noted that a principal of the Adviser serves as the Fund’s Principal Executive Order without additional compensation. After reviewing the foregoing information and further information regarding the Adviser’s business, the Board concluded that the quality, extent, and nature of the services provided by the Adviser were satisfactory and adequate for the Fund.

The investment performance of the Fund. In this regard, the Board compared the performance of the Fund with the performance of its benchmark index and related Morningstar category. The Board also considered the consistency of the Adviser’s management with the Fund’s investment objective and policies. The Board noted that while relative to its peer group and funds of similar size and structure in the Fund’s Morningstar category (Nontraditional Bond under $50 million, No Load), the Fund had underperformed the peer group’s and Morningstar category’s average and median for the one year period, the Fund was comparable with or better than many of the funds in the peer group and Morningstar category. Following discussion of the investment performance of the Fund, the Adviser’s experience in managing a mutual fund, its historical investment performance, and other factors, the Board concluded that the investment performance of the Fund has been satisfactory.

The costs of the services provided and profits realized by the Adviser and its affiliates from its relationship with the Fund. In this regard, the Board considered the Adviser’s staffing, personnel, and methods of operations; the education and experience of its personnel; compliance program, policies, and procedures; financial condition and the level of commitment to the Fund, and, generally, the Adviser’s advisory business; the asset level of the Fund; and the overall expenses of the Fund, including the advisory fee. The Board considered the Adviser’s Expense Limitation Agreement (the “ELA”) with the Fund, and considered the Adviser’s current and past fee reductions and expense reimbursements for the Fund. The Board further took into account the Adviser’s commitment to continue the ELA for the Fund until at least October 1, 2017.

29

WAVELENGTH INTEREST RATE NEUTRAL FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

The Board also considered potential benefits for the Adviser in managing the Fund, including promotion of the Adviser’s name and the potential for it to receive research, statistical, or other services from the Fund’s trades. The Board compared the Fund’s advisory fee and overall expense ratio to the average advisory fees and average expense ratios for its peer group and Morningstar category. The Board noted that the 0.95% advisory fee for the Fund was above the average and the median for the Fund’s peer group and Morningstar category, but less than the advisory fee for many of the funds in the peer group and Morningstar category. The Board further noted that the overall annual expense ratio of 0.99% for the Fund is above the average and median for the Fund’s peer group, lower than the Morningstar category’s average expense ratio, and equal to the category’s median expense ratio. Following these comparisons and upon further consideration and discussion of the foregoing, the Board concluded that the advisory fee paid to the Adviser by the Fund is fair and reasonable.

The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors. In this regard, the Board considered that the Fund’s fee arrangements with the Adviser involve both the advisory fee and the ELA. The Board determined that while the advisory fee remained the same as asset levels increased, the shareholders of the Fund have experienced benefits from the ELA and will continue to experience benefits from the ELA until the Fund assets grow to a level where its expenses otherwise fall below the expense limit. Following further discussion of the Fund’s asset level, expectations for growth, and level of fees, the Board determined that the Fund’s fee arrangements with the Adviser would continue to provide benefits. The Board also determined that the fee arrangements were fair and reasonable given the Fund’s projected asset levels for the next year.

Brokerage and portfolio transactions. In this regard, the Board considered the Adviser’s trading policies, procedures, and performance in seeking best execution for the Fund. The Board also considered the historical portfolio turnover rate for the Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; and any anticipated allocation of portfolio business to persons affiliated with the Adviser. After further review and discussion, the Board determined that the Adviser’s practices regarding brokerage and portfolio transactions were satisfactory.

Possible conflicts of interest. In evaluating the possibility for conflicts of interest, the Board considered such matters as the experience and abilities of the advisory personnel assigned to the Fund, the Adviser’s process for allocating trades among its different clients, and the substance and administration of the Adviser’s code of ethics. Following further consideration and discussion, the Board found that the Adviser’s standards and practices relating to the identification and mitigation of potential conflicts of interests were satisfactory.

Conclusion

After full consideration of the above factors as well as other factors, the Board unanimously concluded that continuance of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

30

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Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is John C. Davis. Mr. Davis is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $69,000 and $67,500 with respect to the registrant’s fiscal years ended May 31, 2016 and 2015, respectively.

(b)	Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $10,000 and $10,000 with respect to the registrant’s fiscal years ended May 31, 2016 and 2015, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	During the fiscal years ended May 31, 2016 and 2015, aggregate non-audit fees of $10,000 and $10,000, respectively, were billed by the registrant’s accountant for services rendered to the registrant. No non-audit fees were billed in either of the last two fiscal years by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Ultimus Managers Trust

By (Signature and Title)*		/s/ Frank L. Newbauer
Frank L. Newbauer, Assistant Secretary

Date	August 9, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Nitin N. Kumbhani
Nitin N. Kumbhani, Principal Executive Officer of APEXcm Small/Mid Cap Growth Fund

Date	August 9, 2016

By (Signature and Title)*		/s/ William S. Sloneker
William S. Sloneker, Principal Executive Officer of Cincinnati Asset Management Funds: Broadmarket Strategic Income Fund

Date	August 9, 2016

By (Signature and Title)*		/s/ Nicholas Chermayeff
Nicholas Chermayeff, Principal Executive Officer of Barrow Value Opportunity Fund and Barrow Long/Short Opportunity Fund

Date	August 9, 2016

By (Signature and Title)*		/s/ Andrew G. Dassori
Andrew G. Dassori, Principal Executive Officer of Wavelength Interest Rate Neutral Fund

Date	August 9, 2016

By (Signature and Title)*		/s/ Jennifer L. Leamer
Jennifer L. Leamer, Treasurer

Date	August 9, 2016

*	Print the name and title of each signing officer under his or her signature.